SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant To Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☒	Definitive Proxy Statement
☐	Definitive additional materials
☐	Soliciting material under Rule 14a-12
☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2)
CELERITY SYSTEMS, INC.

(Name of Registrant as Specified in Charter)

(Name of Person(s) Filing Proxy Statement, if Other than the Registrant)
Payment of filing fee (Check the appropriate box):

☒	No fee required.
☐	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:
☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

CELERITY SYSTEMS, INC.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203
Dear Stockholder:
     You are cordially invited to attend the Special Meeting (the “Meeting”) of stockholders of Celerity Systems, Inc., a Delaware corporation (the “Company”). The Meeting will be held on Friday, December 30, 2005, at 10:00 a.m., local time, at the Hilton Hotel, 950 North Stafford Street, Arlington, Virginia 22203.
     Your vote is important and I urge you to vote your shares by proxy, whether or not you plan to attend the Meeting. After you read this Proxy Statement, please indicate on the enclosed Proxy Card the manner in which you want to have your shares voted. Then date, sign and mail the proxy card in the postage-paid envelope that is provided. If you sign and return your Proxy Card without indicating your choices, it will be understood that you wish to have your shares voted in accordance with the recommendations of the Company’s Board of Directors.
     We hope to see you at the meeting.

Sincerely,
/s/ C. Thomas McMillen
C. Thomas McMillen
President and Chief Executive Officer

Arlington, Virginia
December 9, 2005

CELERITY SYSTEMS, INC.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203
NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD DECEMBER 30, 2005, AT 10:00 A.M.
     NOTICE IS HEREBY GIVEN that the Special Meeting (the “Meeting”) of stockholders of Celerity Systems, Inc., a Delaware corporation (the “Company”), will be held on December 30, 2005, at 10:00 a.m., local time, at the Hilton Hotel, 950 North Stafford Street, Arlington, Virginia 22203 for the following purposes, as more fully described in the attached Proxy Statement:
     1. To elect four (4) directors to serve on the Company’s Board of Directors until their successors are duly elected and qualified, two of which will be elected by the holders of outstanding shares of common stock of the Company, and two of which will be elected by the holders of outstanding shares of Series F Convertible Preferred Stock of the Company;
     2. To approve an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”;
     3. To approve an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 5,000,000,000 to 20,000,000,000;
     4. To approve the adoption of the Celerity Systems, Inc. 2005 Stock Option;
     5. To approve the withdrawal of the Company’s election as a business development company under Section 54 of the Investment Company Act of 1940, as amended; and
     6. To consider any other matters that may properly come before the Meeting or any postponement or adjournment thereof.
     The Board has fixed the close of business on December 1, 2005 as the record date (the “Record Date”) for the determination of the stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. Only those stockholders of record of the Company as of the close of business on the Record Date will be entitled to vote at the Meeting or any postponement or adjournment thereof.
     A complete list of stockholders entitled to vote at the Meeting will be open for examination by any stockholder during the ordinary business hours for a period of 10 days prior the Meeting at the Company’s offices located at 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203.
IMPORTANT
     All stockholders entitled to vote are cordially invited to attend the Meeting in person. Whether or not you plan to attend the Meeting, please sign and return the enclosed proxy as promptly as possible in the envelope enclosed for your convenience. Should you receive more than one Proxy because your shares are registered in different names and addresses, each proxy should be signed and returned to ensure that all your shares will be voted. You may revoke your Proxy at any time prior to the Meeting. If you attend the Meeting and vote by ballot, your proxy will be revoked automatically and only your vote at the Meeting will be counted.

By Order of the Board of Directors,
/s/ C. Thomas McMillen
C. Thomas McMillen
December 9, 2005	President and Chief Executive Officer

YOUR VOTE IS VERY IMPORTANT, REGARDLESS OF THE NUMBER OF SHARES YOU OWN. PLEASE READ THE ATTACHED PROXY STATEMENT CAREFULLY, AND COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE AND RETURN IT IN THE ENCLOSED ENVELOPE.

 i

PROXY STATEMENT

ii

PROPOSAL NO. 4 - ADOPTION OF THE CELERITY SYSTEMS, INC. 2005 STOCK OPTION PLAN	24
Summary of 2005 Plan	24
1. Purpose	24
2. Administration	24
3. Number of Reserved Shares	25
4. Participants	25
5. Option Price and Period	25
6. Transferability of Options	25
7. Termination of Options	25
8. Effect of Change in Stock Subject to the Plan	25
9. Change of Control	25
10. Amendment and Termination	26
Required Vote	26
Recommendation Of The Board Of Directors	26
PROPOSAL NO. 5 - WITHDRAWAL OF ELECTION AS A BUSINESS DEVELOPMENT COMPANY	27
Required Vote	29
Recommendation Of The Board	29
STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING	30
OTHER MATTERS	30
Independent Registered Accounting Firm; Presence at Meeting	30
Audit Fees	30
Financial Information Systems Design and Implementation Fees	30
All Other Fees	30
Proxy Solicitation Costs	30
Incorporation by Reference of Certain Financial Information; Form 10-K For Fiscal Year Ended December 31, 2004; Amendment No. 1 to Form 10-Q For Nine Months Ended September 30, 2005	31
EXHIBIT A
EXHIBIT B
EXHIBIT C
EXHIBIT D
EXHIBIT E
EXHIBIT F
EXHIBIT G
EXHIBIT H
EXHIBIT I

iii

CELERITY SYSTEMS, INC.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203
_____________________________________________
PROXY STATEMENT
_____________________________________________
     This Proxy Statement contains information related to the Special Meeting (the “Meeting”) of stockholders of Celerity Systems, Inc., a Delaware corporation (the “Company”), to be held on Friday, December 30, 2005, at 10:00 a.m., local time, at the Hilton Hotel, 950 North Stafford Street, Arlington, Virginia 22203, and any postponements or adjournments thereof. The Company is making this proxy solicitation.
ABOUT THE MEETING
What Is The Purpose Of The Meeting?
     At the Meeting, stockholders will act upon the matters outlined in the “Notice of Special Meeting”, which appears as the cover page of this Proxy Statement, including: (i) the election of four Directors to serve on the Company’s Board of Directors (the “Board”), two of which will be elected by the affirmative vote of a plurality of the votes cast by the holders of outstanding shares of common stock of the Company, par value $0.001 per share (“Common Stock”), and two of which will be elected by the affirmative vote of a plurality of votes cast by the holders of outstanding shares of Series F Convertible Preferred Stock of the Company, par value $0.001 per share (the “Series F Preferred Stock”); (ii) the approval of an amendment the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”; (iii) the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000; (iv) the approval of the adoption of the Celerity Systems, Inc. 2005 Stock Option; and (v) the approval to withdraw the Company’s election as a Business Development Company (“BDC”) under Section 54 of the Investment Company Act of 1940, as amended (the “ICA”).
Who Is Entitled To Vote?
     Only stockholders of record on the close of business on December 1, 2005 (the “Record Date”), are entitled to receive notice of the Meeting and to vote the shares of Common Stock or Series F Preferred Stock, as applicable, that they held on the Record Date at the Meeting, or any postponements or adjournments thereof. Each outstanding share of Common Stock and Series F Preferred Stock will be entitled to the number of votes set forth in the following table on each matter to be voted upon at the Meeting by such class of stockholders. The holders of Common Stock (the “Common Stockholders”) vote together as a single class on all matters to be voted upon by the Common Stockholders at the Meeting. The holders of Series F Preferred Stock (the “Series F Preferred Stockholders”) vote together as a single class on all matters to be voted upon by the Series F Preferred Stockholders at the Meeting (i.e., the election of the two Preferred Stock Director-Nominees as described below).

Description of Stock	Number of Votes	Total Votes (Number of Shares Outstanding on Record Date)
Common Stock, par value $0.001 per share	One (1) Vote Per Share	4,314,358,079
Preferred Stock, par value $0.001 per share	One (1) Vote Per Share	1,000,000
		(all of which are Series F Preferred Stock)
Who Can Attend The Meeting?
     All stockholders as of the Record Date, or their duly appointed proxies, may attend the Meeting, and each may be accompanied by one guest. Seating, however, is limited. Admission to the meeting will be on a first-come, first-serve basis. Registration will begin at 9:00 a.m., and seating will begin at 9:30 a.m. Each stockholder may be asked to present valid picture identification, such as a driver’s license or passport. Cameras, recording devices and other electronic devices will not be permitted at the Meeting.

What Constitutes A Quorum?
     The presence at the Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding on the Record Date will constitute a quorum, permitting the Meeting to conduct its business. As of the Record Date, 4,314,358,079 shares of Common Stock of the Company were outstanding. As such, holders of at least 2,157,179,040 shares of Common Stock (i.e., a majority) must be present at the Meeting, in person or by proxy, to obtain a quorum. Proxies received but marked as abstentions and broker non-votes will be included in the calculation of the number of shares considered to be present at the Meeting.
How Do I Vote By Proxy?
     Follow the instructions on the enclosed Proxy Card to vote on each proposal to be considered at the Meeting. Sign and date the Proxy Card and mail it back to us in the enclosed envelope. The proxy holders named on the Proxy Card will vote your shares as you instruct. If you sign and return the Proxy Card but do not vote on a proposal, the proxy holders will vote for you on that proposal.
What if I do not specify how my shares are to be voted?
     For “Proposal No. 1 – Election of Directors” and “Proposal No. 4 — Adoption of the Celerity Systems, Inc. 2005 Stock Option Plan”, if you submit a proxy but do not indicate any voting instructions, your shares will be voted in accordance with the recommendations of the Board.
     For “Proposal No. 2 – Change of the Company’s Name”, “Proposal No. 3 — Increase in Authorized Shares”, and “Proposal No. 5 — Withdrawal of the Company’s Election as a Business Development Company”, if you submit a proxy but do not indicate any voting instructions, your shares will be counted as a negative vote.
Can I change my vote after I return my proxy card?
     Yes. Even after you have submitted your Proxy Card, you may change your vote at any time before the proxy is exercised by filing with the Secretary of the Company either a notice of revocation or a duly executed proxy bearing a later date. The powers of the proxy holders will be suspended if you attend the Meeting in person and so request, although attendance at the Meeting will not by itself revoke a previously granted proxy.
What if other matters come up at the Meeting?
     The matters described in this Proxy Statement are the only matters we know will be voted on at the Meeting. If other matters are properly presented at the Meeting, the proxy holders will vote your shares as they see fit.
Can I vote in person at the Meeting rather than by completing the Proxy Card?
     Although we encourage you to complete and return the Proxy Card to ensure that your vote is counted, you can attend the Meeting and vote your shares in person.
What do I do if my shares are held in “street name”?
     If you hold your shares in “street name” through a broker or other nominee, and you do not tell the nominee by December 23, 2005, how to vote your shares, the nominee can vote them as it sees fit only on matters that are determined to be routine, and not on any other proposal. If you do not give your broker or nominee specific instructions, your shares may not be voted on those matters and will not be counted in determining the number of shares necessary for approval. Shares represented by such “broker non-votes,” however, will be counted in determining whether there is a quorum. If you hold your shares in street name, you will need to bring a copy of a brokerage statement reflecting your stock ownership as of the Record Date and check in at the registration desk at the Meeting.
How are votes counted?
     We will hold the Meeting if holders of a majority of the shares of Common Stock entitled to vote either sign and return their Proxy Cards or attend the Meeting. If you sign and return your Proxy Card, your shares will be counted to determine whether we have a quorum even if you abstain or fail to vote on any of the proposals listed on the Proxy Card.

Who pays for this proxy solicitation?
     The Company will pay all the costs of solicitation, including the preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card, and any additional solicitation materials furnished to stockholders. Copies of solicitation materials will be furnished to brokerage houses, fiduciaries, and custodians holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to such beneficial owners. In addition, the Company may reimburse such persons for their costs in forwarding the solicitation materials to such beneficial owners. In addition to sending you these materials, some of our employees may contact you by telephone, by mail, or in person. None of these employees will receive any extra compensation for doing this.
What vote is required to approve each item?
     Election of Directors. At the meeting, four director-nominees are standing for election to the Board, two of which (the “Common Stock Director-Nominees”) will be elected by the affirmative vote of a plurality of the votes cast at the Meeting by the Common Stockholders, and two of which (the “Preferred Stock Director-Nominees”) will be elected by the affirmative vote of a plurality of the votes cast at the Meeting by the Series F Preferred Stockholders. This means that the two Common Stock Director-Nominees will be elected if they receive more affirmative votes cast by Common Stockholders than any other person, and the two Preferred Stock Director-Nominees will be elected if they receive more affirmative votes cast by the Series F Preferred Stockholders than any other person. A properly executed proxy marked “Withheld” with respect to the election of any Director-Nominee will not be voted with respect to such Director-Nominee indicated, although it will be counted for purposes of determining whether there is a quorum. Please note, this is the only matter of business that is scheduled to be voted upon at the Meeting by the Series F Preferred Stockholders; all other matters to be voted upon at the Meeting will be voted upon only by the Common Stockholders.
     Change of the Company’s Name. For the approval of an amendment the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”, the affirmative vote of a majority of shares held by Common Stockholders, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
     Increase in Authorized Shares. For the approval of an amendment to the Company’s Certificate of Incorporation to increase the authorized Common Stock from 5,000,000,000 to 20,000,000,000 shares, the affirmative vote of a majority of shares of Common Stock held by Common Stockholders, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
     Adoption of Celerity Systems, Inc. 2005 Stock Option Plan. For the approval of the adoption of the Celerity Systems, Inc. 2005 Stock Option Plan, the affirmative vote of a majority of shares of Common Stock held by Common Stockholders, present in person or represented by proxy and voted at the Meeting, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum.
     Withdrawal of the Company’s Election as a BDC. For the approval to withdraw the Company’s election as a BDC under Section 54 of the ICA, the affirmative vote of a majority of shares of Common Stock held by Common Stockholders, as of the Record Date, will be required. A properly executed proxy marked “Abstain” with respect to such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
     Other Matters. For any other matter that properly comes before the Meeting, the affirmative vote of a majority of shares of Common Stock held by Common Stockholders, present in person or represented by proxy and voted at the Meeting, will be required. A properly executed proxy marked “Abstain” with respect to any such matter will not be voted, although it will be counted for purposes of determining whether there is a quorum. Accordingly, an abstention will have the effect of a negative vote.
What are the Board’s recommendations?
     Unless you give other instructions on your Proxy Card, the persons named as proxy holders on the Proxy Card will vote in accordance with the recommendation of the Board. The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	For the election of the two Common Stock Director-Nominees that the Board has recommended by the Common Stockholders, and For the election of the two Preferred Stock Director-Nominees that the Board has recommended by the Series F Preferred Stockholders;

•	For the approval of an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”;

•	For the approval of an amendment the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000;

•	For the approval of the adoption of the Celerity Systems, Inc. 2005 Stock Option, Restricted Stock and Stock Appreciation Rights Plan; and

•	For the approval to withdraw of the Company’s election as a BDC under Section 54 of the ICA.
     With respect to any other matter that properly comes before the Meeting, the proxy holders will vote as recommended by the Board or, if no recommendation is given, in their own discretion.

STOCKHOLDER PROPOSALS
PROPOSAL NO. 1 — ELECTION OF DIRECTORS
General
     Under the Company’s Bylaws, members of the Board are elected at an annual or special meeting of stockholders. Directors are elected by the stockholders of the Company entitled to vote thereon. Members of the Board are elected by a plurality of the votes cast by such stockholders. Elected Directors serve until the next annual or special meeting of the stockholders where their successors have been duly elected and qualified. Notwithstanding the foregoing, for so long as the Company has elected to be treated as a BDC under Section 54 of the ICA, the Series F Preferred Stockholders are entitled to vote, as a class, to elect two members to the Board at all times, and subject to the rights of the holders of any other class of senior securities of the Company that are outstanding (of which there are currently none) to elect a majority of the members of the Board if at any time the dividends on the Series F Preferred Stock shall be unpaid in an amount equal to two full years’ dividends on such securities and continue to have such additional voting right until all dividends in arrears have been paid or otherwise provided for by the Company. Upon termination of the Company’s election to be treated as a BDC under the ICA, the Series F Preferred Stockholders no longer have any voting rights except as required under the General Corporation Law of the State of Delaware. However, if the stockholders approve of the Board’s recommendation to terminate the Company’s BDC election as described under “Proposal No. 5 — Withdrawal of Election As A Business Development Company” in this Proxy Statement, the two directors to be elected by the preferred stockholders will remain on the Board until the Company’s next annual or special meeting at which directors are to be elected.
     The Board currently consists of C. Thomas McMillen, John McNamara, Jr. and Dr. Michael Kesselbrenner. Mr. McMillen was appointed as a Director and Chairman of the Board, by the Board on August 30, 2005. Mr. McNamara and Dr. Kesselbrenner are currently serving terms that will expire at the Meeting.
     The Board has nominated Mr. McMillen and Carl J. Rickertsen to serve as the two Common Stock Director-Nominees, and each has consented to serve if elected by the Common Stockholders at the Meeting. In accordance with their rights as granted under the Series F Certificate of Designation (discussed below under the section of this Proxy Statement entitled “Certain Relationships And Related Transactions”), the holders of a majority of the Series F Preferred Stock have nominated Zev E. Kaplan and Philip A. McNeill to serve as the two Preferred Stock Director-Nominees, and each has consented to serve if elected by the Series F Preferred Stockholders at the Meeting.
     The following summarizes certain information about each Director and Director-Nominee.
Directors Continuing in Office
     Only Mr. McMillen is standing for re-election by the Common Stockholders at the Meeting.
     C. Thomas McMillen, President, Chief Executive Officer And Chairman of the Board
     Mr. McMillen, age 53, has served as the Company’s Chairman of the Board, Chief Executive Officer and President since August 30, 2005. Mr. McMillen also currently serves as Chairman of the Board of Fortress America Acquisition Corporation, a blank check company focused on the homeland security industry, which completed its initial public offering in July 2005. In March 2003, Mr. McMillen co-founded Global Secure Corp., a homeland security company providing integrated products and services for critical incident responders, and served as its Chief Executive Officer until February 2004. From February 2004 until February 2005, Mr. McMillen served as a consultant to Global Secure Corp. From December 2003 to February 2004, Mr. McMillen served as Vice Chairman and Director of Sky Capital Enterprises, Inc., a venture firm, and until February 2005 served as a consultant. From March 2003 to February 2004, Mr. McMillen served as Chairman of Sky Capital Holdings, Ltd, Sky Capital Enterprises’ London stock exchange listed brokerage affiliate. Mr. McMillen has also been Chief Executive Officer of Washington Capital Advisors, LLC, a merchant bank and one of our stockholders since 2003. Mr. McMillen also served as Chairman of TPF Capital, its predecessor company, from 2001 through 2002. Mr. McMillen has also been an independent consultant throughout his career. From 1994 through February 1999, Mr. McMillen served as the founder, Chief Executive Officer and Director of Nasdaq-listed Complete Wellness Centers, Inc., a medical multi-disciplinary clinic management company. Mr. McMillen was appointed by President Clinton to Co-Chair the President’s Council on Physical Fitness and Sports from 1993 to 1997. From 1987 through 1993, Mr. McMillen served three consecutive terms in the United States House of Representatives from the 4th Congressional District of Maryland. Prior to that, Mr. McMillen played 11 years in the National Basketball Association. Mr. McMillen received a Bachelor of Science in Chemistry from the University of Maryland, and a Bachelor and Master of Arts from Oxford University as a Rhodes Scholar.
Director-Nominees
     Common Stock Director-Nominee
     The following person is standing for election by the Common Stockholders at the Meeting:
     Carl J. Rickertsen, Common Stock Director-Nominee
     Mr. Rickertsen, age 45, is currently Managing Partner of Pine Creek Partners, a private equity investment firm, a position he has held since January 2004. From January 1998 until January 2004, Mr. Rickertsen was Chief Operating Officer and a Partner at Thayer Capital Partners, a private equity investment firm. From September 1994 until January 1998, Mr. Rickertsen was a Managing Partner at Thayer. Mr. Rickertsen was a founding Partner of three Thayer investment funds totaling over $1.4 billion and is a published author. Mr. Rickertsen is also a member of the Board of Directors of MicroStrategy, Inc., a software company; Convera Corporation, a search-engine software company; and United Agri Products, a distributor of farm and agricultural products. Mr. Rickertsen received a B.S. from Stanford University and an M.B.A. from Harvard Business School.
     Preferred Stock Director-Nominees
     The following two persons are standing for election by the Series F Preferred Stockholders at the Meeting:
     Zev E. Kaplan, Preferred Stock Director-Nominee
     Mr. Kaplan, age 53, is the founder of a law firm concentrating its practice in the areas of transportation, infrastructure, government relations, business and administrative law. Mr. Kaplan is currently General Counsel to Cash Systems Inc., a publicly traded company in the financial services business, a position he has held since March 2005. From April 1995 to the present, Mr. Kaplan has been General Counsel to the Regional Transportation Commission of Southern Nevada, where he played a key policy role in the start-up of the local transit systems and their facilities. In addition, Mr. Kaplan has had a key role in the planning and financing of numerous major public infrastructure projects in Las Vegas. Prior to starting his law firm, Mr. Kaplan spent 15 years in government service in the following capacities: Senior Deputy District Attorney with the Clark County District Attorney’s Office-Civil Division; General Counsel to the Nevada Public Service Commission; and Staff Attorney to the U.S. Senate Committee on Commerce, Science and Transportation. Mr. Kaplan received his J.D. from Southwestern University School of Law and attended Georgetown University for post-graduate legal studies; received an MBA from the University of Nevada, Las Vegas; and received a B.S. from the Smith School of Business at the University of Maryland.
     Philip A. McNeill, Preferred Stock Director-Nominee
     Mr. McNeill, age 46, is a Managing Partner and the Chief Investment Officer of SPP Mezzanine Partners, the General Partner of SPP Mezzanine Funding, LP, a position he has held since November 2003. Prior to forming SPP Mezzanine Partners, Mr. McNeill served as Managing Director of Allied Capital Corporation, where he was co-head of its Private Finance and Mezzanine activities and a member of its Investment Committee. From the time of his appointment as Managing Director in 1998 until he left Allied Capital in 2002, the company grew from approximately $740 million in assets to nearly $2.4 billion. Mr. McNeill joined Allied Capital directly from M&T Capital, the SBIC investment division of M&T Bank, where he was a Vice President of M&T Capital/M&T Bank and an investment professional from 1988 to 1993. Mr. McNeill serves on the Board of Advisors of the National Foundations for Teaching Entrepreneurship for the Greater Washington Region and volunteers to mentor young entrepreneur students in inner-city schools. Mr. McNeill graduated from Syracuse University in 1981 with a B.S. in Business Administration, with concentrations in Accounting, Finance, and Law & Public Policy. Mr. McNeill earned his MBA from Harvard Business School in 1985.

BOARD OF DIRECTORS
Communications with the Board
     Stockholders and other interested parties can communicate with the Board by mailing their communications to: Board of Directors, Celerity Systems, Inc., 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203-1664.
Committees Of The Board Of Directors
     Nominating Committee. The Board does not currently have a Nominating Committee. The Board believes that such committee is not necessary at this time because the Board believes that at the present time the full Board should approve all nominations to the Board.
     Audit Committee. Mr. McNamara serves as a member of the Audit Committee. Mr. McNamara is an independent member of the Board. The functions of the Audit Committee are primarily to: (i) provide advice to the Board in selecting, evaluating or replacing outside auditors, (ii) review the fees charged by the outside auditors for audit and non-audit services, (iii) ensure that the outside auditors prepare and deliver annually a Statement as to Independence, (iv) meet with outside auditors to discuss the results of their examination and their evaluation of internal controls and the overall qualify of financial reporting, and (v) meet with the outside auditors to discuss the scope of the annual audit, to discuss the audited financial statements. The Audit Committee met five times in 2004.
     Compensation Committee. Mr. McNamara and Dr. Kesselbrenner serve as members of the Compensation Committee. The Compensation Committee is responsible for making recommendations to the Board regarding compensation arrangements for the Company’s officers and for making recommendations to the Board regarding the adoption of any employee benefit plans and the grant of stock options or other benefits under such plans. The Compensation Committee met one time in 2004.
     Audit Committee Reports. Mr. McNamara, a member of the Audit Committee, has reviewed and discussed with its independent auditors the matters required to be discussed by SAS 61. The Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, and has discussed with the independent accountant the independent accountant’s independence. Based on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the most recent fiscal year. The Board has adopted a written Charter for the Audit Committee in July 2001, a copy of which is attached hereto as Exhibit A.
Director Compensation
     In 2004, the compensation of Directors consisted of $2,500 per calendar quarter and a one-time issuance of 500,000 restricted shares of Common Stock.
     In 2005, the Board revised its compensation structure to recognize the increased time commitment of the Directors. The new compensation structure consists of $20,000 per annum and an issuance of 72,000,000 stock options, 8,000,000 of which shall be issued at a Director’s election, with the remainder to be distributed in 8,000,000 increments each calendar quarter thereafter. These options vest over a two-year period and expire 10 years from the grant date.
Legal Proceedings
     None of the Company’s Directors are involved in legal proceedings which would have a material adverse on the Company.

EXECUTIVE OFFICERS AND DIRECTORS
     The following sets forth the name, age and positions, of the Company’s executive officers and Directors as of December 9, 2005:

Name	Age	Position	Period Served
C. Thomas McMillen	53	President, Chief Executive Officer and Chairman of the Board	August 30, 2005 to Present

John McNamara, Jr.	31	Director	October 30, 2002 to Present

Dr. Michael Kesselbrenner	53	Director	January 14, 2003 to Present
     No Director or officer has not been a party to any bankruptcy or receivership proceeding, any criminal proceeding, or has been enjoined from participating in any business, including the securities industry or otherwise during the last five years. No director or officer is a director of any other reporting company.
No Family Relationships
     There are no family relationships between any of the Directors or executive officers of the Company.
Security Ownership of Certain Beneficial Owners and Management
     The following table presents certain information regarding the beneficial ownership of all shares of Common Stock at December 9, 2005 for each executive officer and Director of the Company and for each person known to us who owns beneficially more than 5% of the outstanding shares of our Common Stock. The percentage ownership shown in such table is based upon 4,314,358,079 common shares issued and outstanding at December 9, 2005 and ownership by these persons of options or warrants exercisable within 60 days of such date. Unless otherwise indicated, each person has sole voting and investment power over such shares.
Security Ownership of Certain Beneficial Owners and Management

	Name and	Amount and Nature of
Title of Class	Address of Beneficial Owner	Beneficial Ownership		Percentage of Class
Common	C. Thomas McMillen[1]	1,366,000,000		31.66%
	1103 South Carolina Avenue, S.E.
	Washington, D.C. 20003

Common	Jack McNamara	500,000		0.0001%
	4100 North Fairfax Drive, Suite 1150
	Arlington, Virginia 22203

Common	Michael Kesselbrenner	500,000		0.0001%
	4100 North Fairfax Drive, Suite 1150
	Arlington, Virginia 22203

All Officer and Directors (as a group)		1,367,000,000		31.67%
(the 3 Above Persons)

Common	Cornell Capital Partners, LP2	800,000,000	[3]	18.54%
	101 Hudson Street, Suite 3606
	Jersey City, NJ 07302

[1]	Please note, there are no agreements or understanding between Mr. McMillen and Cornell Capital Partners, LP (or any other stockholder of the Company) as to how Mr. McMillen will vote on the proposals set forth in this Proxy Statement, including the election of directors or other matters.

[2]	All investment decisions of Cornell are made by its General Partner, Yorkville Advisors, LLC. Mark Angelo, the Managing Member of Yorkville Advisors, makes the investment decisions on behalf of Yorkville Advisors.

[3]	Pursuant to the terms set forth in the Series F Certificate of Designation, while the Company has elected to be treated as a BDC under the ICA, Cornell may not convert its Series F Preferred Stock into shares of Common Stock. However, once this election has been terminated, Cornell may convert its Series F Preferred Stock into Shares of Common Stock pursuant to the following formula: $1,000,000, plus accrued but unpaid dividends on the Series F Preferred Stock, with the product divided by the Conversion Price then in effect. As of the date hereof, the Conversion Price is $0.001 per share, and therefore, if Cornell converted all of its Series F Preferred Stock into shares of Common Stock, it would beneficially own an additional one billion shares of Common Stock, provided, however, that under the terms of the Series F Certificate of Designation, Cornell may not convert said shares to the extent that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned to exceed 4.99%. Since Cornell already owns in excess of this amount, Cornell may not convert its Series F Preferred Stock and therefore, we have added such shares to the 800,000,000 shares already owned by Cornell as of the date hereof.

Section 16(a) Beneficial Ownership Reporting Compliance
     Section 16(a) of the Securities Exchange Act of 1934 (the “1934 Act”), as amended, requires the Company’s Directors and executive officers, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities, to file with the United States Securities and Exchange Commission (the “Commission”) initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of the Company. Officers, Directors, and persons who beneficially own more than 10% of a registered class of the Company’s equity securities are required by the regulations of the Commission to furnish the Company with copies of all Section 16(a) forms they file. Based solely on a review of reports filed with the Company, it appears that neither Jack McNamara nor Michael Kesselbrenner filed with the Commission the required reports under Section 16(a) of the 1934 Act for the fiscal years ended 2002, 2003 and 2004. The Company has discussed these matters with Messrs. McNamara and Kesselbrenner and has been informed that Messrs. McNamara and Kesselbrenner are working with counsel to prepare and file the required reports as soon as practicable.

EXECUTIVE COMPENSATION
     The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended December 31, 2004, 2003 and 2002.
     Summary Compensation Table

	Annual Compensation			Long Term Compensation
				Awards
				Restricted	Securities
				Stock	Underlying	All Other
Name and Principal Position	Year	Salary	Bonus	Award(s)	Options	Compensation
Robert B. Legnosky[4]	2004	$84,167	$20,000	—	—	—
Chairman of the Board,	2003	$63,333	—	—	—	—
Chief Executive Officer and	2002	$4,000	—	—	—	—
President
AGGREGATED OPTIONS/SAR EXERCISES IN
LAST FISCAL YEAR AND
FISCAL YEAR END OPTIONS/SAR VALUES
     The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2004.

Number of Securities
			Underlying Unexercised		Value of Unexercised
	Number of		Options at		In-the-Money Options at
	Shares		December 31, 2004		December 31, 2004(1)
	Acquired on	Value
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
None	—	—	—	—	$0	$0
Employment Agreement
     The Company does not currently have any employment contracts with any of its officers other than Mr. McMillen. Specifically, on August 30, 2005, the Company and Mr. McMillen entered into an Employment Agreement whereby the Company hired Mr. McMillen to serve as its Chief Executive Officer and President for a term of two years, and renewable by mutual agreement of the Company and Mr. McMillen. A copy of the Employment Agreement was filed by the Company in its Current Report on Form 8-K, which was filed with the Commission on August 31, 2005.
Stock Option Plans
     The Company established a stock option plan in 1995 to provide additional incentives to its officers and employees. Eligible persons are all employees employed on the date of grant. Management may vary the terms, provisions and exercise price of individual options granted, with both incentive stock options and non-qualified options authorized for grant. In 1995, the Board approved the issuance of up to 8,946 options to acquire common shares of which 2,100 were outstanding at December 31, 2002. There were no outstanding options at December 31, 2004 and 2003, respectively.
     In 1997, the Company established an additional stock option plan under which 10,000 options to acquire shares of Common Stock were reserved for issuance. There were options to purchase 0, 250 and 3,627 shares of Common Stock

[4]	Mr. Legnosky resigned as President, Chief Executive Officer and a Director, effective August 30, 2005. Mr. McMillen replaced Mr. Legnosky as President and Chief Executive Officer on August 30, 2005. The Board also appointed Mr. McMillen as a Director and Chairman of the Board at such time.

outstanding under the 1997 plan at December 31, 2004, 2003 and 2002, respectively. In 2001, the Company established an additional stock option plan under which 500,000 options to acquire shares of Common Stock were reserved for issuance. There were options to purchase 0, 25,200 and 212,000 shares of Common Stock outstanding under the 2001 plan at December 31, 2004, 2003 and 2002, respectively.
     In 2002, the Company established an additional stock option plan under which 10,000,000 options to acquire shares of Common Stock were reserved for issuance. There were options to purchase 0, 760,000 and 6,886,000 shares of Common Stock outstanding under the 2002 plan at December 31, 2004, 2003 and 2002, respectively.
     Options granted under these plans subsequent to the 1997 initial public offering vest over three years and expire 10 years from the date of grant, except for the 2002 and 2001 plans which vests 25% at date of grant and the balance ratable over three years.
     The Company has also granted options to members of the Board and to officer of the Company which are outside the aforementioned stock plans. There were no such options outstanding at December 31, 2004 and 2003.
     The following summarizes certain information with regard to options issued during 2002 through 2004.

	2004		2003		2002
		Weighted Average		Weighted Average		Weighted Average
	Options	Exercise Price	Options	Exercise Price	Options	Exercise Price
Outstanding at Beginning of Year	785,450	$0.04	7,105,727	$0.03	210,807	$3.29
Granted	—	—	—	—	7,186,000	0.01
Exercised	—	—	—	—	—	—
Forfeited	(785,450)	0.04	(6,320,277)	0.07	(290,830)	1.78
Outstanding at Year End	—	$—	785,450	$0.04	7,105,977	$0.03
Options exercisable at Year End	—	$—	397,818	$0.06	1,798,078	$0.01
     On August 30, 2005, the Board adopted the Celerity Systems, Inc. 2005 Stock Option Plan under which the Company reserved 720,000,000 shares of Common Stock for issuance. Participants eligible under this plan are key employees and non-employee Directors. Options granted under this plan may qualify as incentive stock options, as defined in Section 422 of the Internal Revenue Code of 1986, as amended. Further details about this Plan are provided under the section of this Proxy Statement entitled “Proposal No. 4 — Adoption of the Celerity Systems, Inc. 2005 Stock Option Plan”.
Securities Authorized For Issuance Under Equity Compensation Plan
     The following table sets forth the securities that have been authorized under equity compensation plans as of December 31, 2004.

Number
Of Securities
Remaining Available
	Number		For Future Issuance
	Of Securities		Under Equity
	To Be Issued	Weighted-Average	Compensation Plans
	Upon Exercise	Exercise Price	(Excluding
	Of Outstanding	Of Outstanding	Securities
	Options, Warrants	Options,	Reflected
	And Rights	Warrants And Rights	In Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders

TOTAL	—	—	—

Certain Relationships And Related Transactions
     On October 5, 2005, the Board, by unanimous written consent pursuant to Section 151 of the General Corporation Law of the State of Delaware, authorized the creation of the Series F Preferred Stock, and designated 1,000,000 shares of the Company’s preferred stock as Series F Preferred Stock by filing a Certificate of Designation for the Series F Preferred Stock with the Delaware Secretary of State on October 5, 2005 (the “Series F Certificate of Designation”), a copy of which is attached hereto as Exhibit B. On October 6, 2005, the Company issued $1 million of the Series F Preferred Stock to Cornell Capital Partners, LP (“Cornell”), an affiliated entity, pursuant to that certain Securities Purchase Agreement by and among the Company and Cornell (the “Securities Purchase Agreement”), a copy of which is attached hereto as Exhibit C.
     In August 2005, Mr. McMillen purchased 1.25 billion shares of Common Stock from Cornell.
     At December 31, 2004, the Company had an outstanding note payable to a principal holder of equity securities of the Company in the amount of $500,000. The note had an annual interest of 12%, and was paid in full during the fiscal quarter ended March 31, 2005.
     At December 31, 2004, the Company had an outstanding demand note payable to a former member of the Board in the amount of $10,000 that arose from the normal course of business. The note was paid in full during the fiscal quarter ended March 31, 2005.
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the slate of two Common Stock Director-Nominees to the Board. These two candidates will be elected as Directors of the Company if they receive more affirmative votes than any other person elected by the Common Stockholders.
     Unless otherwise instructed, the proxy holders for the Series F Preferred Stockholders will vote the proxies received by them FOR the slate of two Preferred Stock Director-Nominees to the Board. These two candidates will be elected as Directors of the Company if they receive more affirmative votes than any other person elected by the Series F Preferred Stockholders.
Recommendation of the Board
     The Board recommends that the Common Stockholders vote “FOR” the election of the two Common Stock Director-Nominees.
     The Board, together with the holders of a majority of the Series F Stock who nominated both Preferred Stock Director-Nominees, recommend that the Preferred Stockholders vote “FOR” the election of the two Preferred Stock Director-Nominees.

PROPOSAL NO. 2 — AMENDMENT TO CERTIFICATE OF INCORPORATION FOR NAME CHANGE
     The Board proposes an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”. The Company is currently undergoing a transition from a BDC to one that is focused on owning and operating small and mid-sized growth businesses that provide homeland security solutions through innovative technologies to both the public and private sector and to driving growth through management, strategic guidance, capital and financial support, and government marketing expertise. As a result, we believe that the Company’s name should be changed to “Homeland Security Capital Corporation” to better reflect the Company’s new direction in the homeland security industry.
     We believe that the best name for the Company going forward will be “Homeland Security Capital Corporation”. This name combines the business field that we want to enter into and the type of clients that we will pursue. The Company does not believe that there any disadvantages to changing the name of the Company to “Homeland Security Capital Corporation”.
     For these reasons, the Board has concluded that it is in the best interests of the Company’s and its stockholders to amend our Certificate of Incorporation to change our name from “Celerity Systems, Inc.” to “Homeland Security Capital Corporation”.
     If this proposed amendment to the Company’s Certificate of Incorporation is adopted, an amendment to the Company’s Certificate of Incorporation will be filed with the Delaware Secretary of State, as set forth in Exhibit D attached hereto, such that Article FIRST thereof shall be amended to read as follows:
“The name of the Corporation is Homeland Security Capital Corporation”.
     Notwithstanding the foregoing, the changing of Celerity’s name to “Homeland Security Capital Corporation” is contingent upon stockholder approval of “Proposal No. 5 — Withdrawal of Election As A Business Development Company” to this Proxy Statement, termination of the Company’s election to be treated as a BDC under the ICA.
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the approval of an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, as of the Record Date, is required to approve this proposal and thereby cause the amending of the Company’s Certificate of Incorporation.
Recommendation Of The Board
     The Board unanimously recommends a vote “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to change the name of the Company to “Homeland Security Capital Corporation”.

PROPOSAL NO. 3 — AMENDMENT TO CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK
     The Board proposes an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000. The Company desires to increase its authorized capital because: (i) the Company desires to have shares available to issue in connection with the pursuit of business expansion opportunities as well as future acquisitions; (ii) management believes that the Company will need significant authorized capital stock available for issuance to employees, officers, Directors, and service providers in exchange for their services and as a form of inventive compensation for such individuals; and (iii) the Company desires to raise additional capital by issuing shares of its stock. Notwithstanding the foregoing, the Company does not have any particular purpose(s) in mind for the use of such additional shares, nor has the Company specifically earmarked such additional shares for any particular purpose. The amendment to the Company’s Certificate of Incorporation shall provide for the authorization of 20,000,000,000 shares of Common Stock. As of December 9, 2005, 4,314,358,079 shares of Common Stock were issued and outstanding.
     The Board believes that there are certain advantages and disadvantages of voting for an increase in the Company’s authorized Common Stock.
     The advantages include the following:
•	The ability to raise capital for the Company in an efficient manner, and without the necessity of having special stockholders meetings, by issuing Common Stock, which would in-turn provide the Company with additional working capital for general corporate purposes and to pursue acquisitions and other business opportunities.

•	Having shares available to issue in connection with the pursuit of business expansion opportunities as well as future acquisitions.

•	Having shares to issue to employees, officers, Directors and services providers and issuing them shares in exchange for services and as a form of incentive compensation.
     The disadvantages include the following:
•	Dilution to the existing stockholders of the Company, including a decrease in the Company’s net income per share in future periods, which in-turn could cause the market price of the Common Stock to decline.

•	Provoking short-selling of the Common Stock, which would put downward pressure on the market price thereof.

•	Increasing the supply of shares of Common Stock, which, without a corresponding increase in demand, could cause the market price of the Common Stock to decline.

•	Potential change of control if all or a significant block of the shares of the Common Stock to be issued are held by one or more stockholders working together to effect such a change.
     Except as noted below, the Company does not currently have any other written or oral plans, arrangements or understandings to issue any of the additional shares of Common Stock that would be authorized by this proposed amendment to the Company’s Certificate of Incorporation.
     The Series F Preferred Stock Financing and the SEDA Financing.
     On August 30, 2005, the Company entered into two term sheets for a $51 million financial commitment from Cornell to finance, in two parts, the Company’s new strategic direction of pursuing opportunities in homeland security, which term sheets are subject to execution of definitive documentation. The Company closed the first part, a $1 million Series F Preferred Stock offering (the “Preferred Stock Financing”), on October 6, 2005, and the Company expects to close the second part, a $50 million standby equity distribution agreement (the “SEDA Financing”), upon termination of the Company’s status as a BDC, which is discussed under “Proposal No. 5 — Withdrawal Of Election As A Business Development Company”. Notwithstanding the foregoing, there is no assurance that the Company will enter into the SEDA Financing or that definitive documents will in fact be executed by the Company and Cornell because as of the date thereof, no definitive documents are in place. Copies of the Preferred Stock Financing term sheet and the SEDA Financing term sheet were filed as exhibits to the Company’s Current Report on Form 8-K, which was filed by the Company with the Commission on August 31, 2005. Copies of the Preferred Stock Financing term sheet and SEDA Financing term sheet are also attached hereto as Exhibit E and Exhibit F, respectively.
     Terms of Preferred Stock Financing.
     The material terms of the Preferred Stock Financing are as follows:

Ranking
With respect to the payment of dividends and other distributions on the capital stock of the Company, including distribution of the assets of the Company upon liquidation, the Series F Preferred Stock is senior to the Common Stock and senior to all other series of preferred stock of the Company.

Dividends
While the Company has elected to be treated as a BDC, the holders of the Series F Preferred Stock shall not be paid any dividends by the Company. Upon termination of the Company’s election to be treated as a BDC, the Series F Preferred Stock shall not accrue dividends unless the aggregate number of shares of the Company’s Common Stock outstanding at any time and prior to conversion is less than 3,200,000,000 shares. Any such dividends shall accrue dividends at 12% per annum and shall be paid on a pro rata basis when and if declared by the Board. Dividends shall be paid in cash. Dividends shall be cumulative and shall accrue from the date of issuance whether or not earned or declared and whether or not there exist profits, surplus or other funds legally available for the payment of dividends. No cash dividends or distributions shall be declared or paid or set apart for payment on the Common Stock in any calendar year unless cash dividends or distributions on the Series F Preferred Stock for such calendar year are likewise declared and paid or set apart for payment. No declared and unpaid dividends shall bear or accrue interest.

Liquidation Preference
Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a “Liquidation”), before any distribution or payment shall be made to any of the holders of Common Stock or any series of preferred stock, the holders of Series F Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to $0.10 per share (the “Liquidation Amount”) plus all declared and unpaid dividends thereon, for each share of Series F Preferred Stock held by them.

If, upon any Liquidation, the assets of the Company shall be insufficient to pay the Liquidation Amount, together with declared and unpaid dividends thereon, in full to all holders of Series F Preferred Stock, then the entire net assets of the Company shall be distributed among the holders of the Series F Preferred Stock, ratably in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Company’s Board), or both, at the election of the Company’s Board.

A Liquidation shall be deemed to be occasioned by or to include the merger, consolidation or reorganization of the Company into or with another entity through one or a series of related transactions, or the sale, transfer or lease of all or substantially all of the assets of the Company.

Conversion Rights
Any time after the termination of the Company’s status as a BDC under the ICA, each share of Series F Preferred Stock shall become convertible, at the option of the holder thereof, at the office of the Company or any transfer agent for the Series F Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing $1,000,000 (the original purchase price for the Series F Preferred Stock), by the “Conversion Price” then in effect.

The “Conversion Price” means the price at which Cornell is able to convert each share of Series F Preferred Stock into a share of the Company’s Common Stock. Under the terms of the Series F Certificate of Designation, the Conversion Price is set to $0.001 per share, subject to the following adjustments: (i) in the event of any reclassification of the Common Stock or recapitalization involving Common Stock (e.g., a combination of shares, merger, etc.), the holders of the Series F Preferred Stock shall be entitled to receive, upon conversion, the same kind and number of shares of common stock (and/or other securities or property) to which they would have been entitled if they had held the number of shares of common stock into which the Series F Preferred Stock were convertible immediately prior to such reclassification or recapitalization. In short, they are treated as common stockholders for purposes of determining their rights in connection with such reclassification or recapitalization; and (ii) in the event the Company declares a distribution payable in securities of other entities or persons, evidences of indebtedness issued by the Company or other entities or persons, assets (excluding cash dividends), or options or rights, the holders of the Series F Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series F Preferred Stock are convertible as of the record date fixed for such distribution. Again, in short, they are treated as common stockholders for purposes of determining their rights in connection with such distribution.

Voting Rights	The Series F Preferred Stock shall not have any voting rights, except as required under the General Corporation Law of the State of Delaware.

Redemption Rights
After providing three days prior written notice to the holders of the Series F Preferred Stock, the Company shall have the right to redeem (unless otherwise prevented by law) any outstanding shares of Series F Preferred Stock at an amount equal to 125% of the Liquidation Amount, plus accrued but unpaid dividends thereon (the “Redemption Price”). The Company shall consummate the redemption and pay the Redemption Price within five days of the date of such notice. Holders shall have the right to exercise the conversion rights hereunder after receiving notice in which case the number of shares to be redeemed shall be reduced by the number of shares so converted. The Redemption Price shall be paid in immediately available funds.

     Certain Restriction Under Preferred Stock Financing.
     The following restrictions are placed on the Company under the preferred stock documents with regard to the issuance of Common Stock or Series F Preferred Stock:

Reporting Status
Until (i) the date as of which Cornell shall have sold all of the Series F Preferred Stock outstanding (the “Registration Period”), the Company shall file in a timely manner all reports required to be filed with the Commission pursuant to the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the regulations of the Commission there under, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would otherwise permit such termination.

Use of Proceeds	The Company shall use the proceeds from the sale of the Series F Preferred Stock for general corporate and working capital purposes.

Fees and Expenses
Each of the Company and Cornell shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement and the related Escrow Agreement, and all fees set forth in this Agreement.

Corporate Existence.
So long as any of the Series F Preferred Stock remains outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, consolidation, sale of all or substantially all of the Company’s assets or any similar transaction or related transactions (each such transaction, a “Sale of the Company”) unless, prior to the consummation of a Sale of the Company, the Company makes appropriate provision to insure that, upon the consummation of such Sale of the Company, each of the holders of the Series F Preferred Stock shall thereafter have the right to acquire and receive such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable had such Sale of the Company not taken place. In any such case, the Company shall make appropriate provision with respect to such holders’ rights and interests to insure that the provisions of this Section shall thereafter be applicable to the Series F Preferred Stock.

Transactions With Affiliates
So long as any Series F Preferred Stock remains outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary’s officers, directors, person who were officers or directors at any time during the previous two years, stockholders who beneficially own 5% or more of the Common Stock, or Affiliates or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a 5% or more beneficial interest (each a “Related Party”), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arm’s-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, and (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement.

Restriction on Issuance of Common Stock or Preferred Stock
So long as any Series F Preferred Stock remains outstanding, the Company shall not, without the prior written consent of Cornell, (i) issue or sell shares of Common Stock or Preferred Stock with or without consideration, (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock with or without consideration, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8. The foregoing restriction shall not apply to any issuances to C. Thomas McMillen, employees, advisory committee members or directors under a stock option plan to be approved by the stockholders of the Company.

Increase the Authorized Shares of Common Stock	The Board and officers of the Company shall recommend for and vote for approval of the increase of the number of authorized shares of Common Stock of the Company to 20 billion shares.
     Terms of the SEDA Financing.
     The material terms of the SEDA Financing, based on the SEDA term sheet, are as follows (please note the Company has not received any definitive SEDA document as of the date hereof and therefore the following terms and conditions may be subject to modification as mutually agreed upon by the Company and Cornell):

Commitment Amount
Cornell shall commit to purchase up to $50 million of Common Stock of the Company over the course of 24 months after an effective registration of the Common Stock. The Company shall have the right, but not the obligation, to sell Common Stock to Cornell. Each right to sell Common Stock is called an “Advance.” Each Advance may be up to $1,000,000.

Advance Notice
In order to request an Advance, the Company shall submit a written notice (an “Advance Notice”) to Cornell. The Advance Notice shall specify the amount of the Advance. Advance Notices may be delivered to Cornell every 7 trading days after the Common Stock is registered with the Securities and Exchange Commission. The date the Advance Notice is delivered to Cornell is called an “Advance Notice Date.”

Purchase Price
The Company shall sell to Cornell the Common Stock at a purchase price equal to 98% of the Market Price. The “Market Price” is the lowest closing bid price of the Common Stock during the five consecutive trading days after the Advance Notice Date (the “Pricing Period”).

Advance Date
The Advance Date is the date on which the sale of the Common Stock and the payment of the Purchase Price are completed. Each Advance Date shall be on the first trading day after the end of the relevant Pricing Period. On each Advance Date, the Company shall cause the delivery of whole shares of Common Stock to Cornell or its designees via DWAC, against payment therefore to the Company’s designated account by wire transfer of immediately available funds (provided that the shares of stock are received by Cornell no later than 1:00 pm EST) or next day available funds if the shares are received thereafter.

No Short Sales	Cornell shall not, and that it shall cause its affiliates not to, engage in any short sales with respect to the Common Stock.

Registration Rights
The Company shall file a registration statement with the Securities and Exchange Commission to register the shares of Common Stock to be issued to Cornell. The Company shall use its best effort to get the registration statement effective. The Company shall continuously maintain the effectiveness of the registration statement for a period of 24 months after the effective date. The Company shall pay all offering expenses in connection with the registration.

Structuring Fee
The Company shall pay Cornell a structuring fee in connection with this transaction of $10,000 upon closing. The Company shall be responsible for all of its own fees and expenses incurred in connection with the documentation and closing of this transaction.

Commitment Fee
Upon closing, the Company shall issue to Cornell restricted shares and/or warrants of the Company’s Common Stock in an amount equal to 2% of the Commitment Amount based on a share price of $0.001 per share. The day of closing is the day the definitive documents are signed by both parties. These shares and warrants shall have “piggy-back” and demand registration rights. The Company shall bear the cost of such registration.

The number of restricted shares issued shall be limited to less than 4.9% of the total outstanding shares of the Company at closing. To the extent that the Commitment Fee exceeds the value of the restricted shares, the difference shall be issued in the form of warrants with a strike price of $0.001 per share. The number of warrants shall be determined by dividing the remaining portion of the Commitment Fee by the difference between closing bid price on the day prior to the Closing Date and $0.001 per share.

Commission	Upon each Advance, Cornell shall receive directly from escrow cash compensation equal to 5% of the gross proceeds of such Advance.

Conditions to Funding
The Company shall agree to exchange approximately 800 million shares of Common Stock owned by Investor for convertible preferred stock that is convertible into 800 million shares of Common Stock with registration rights. The preferred stock shall be subject to a cap whereby at no time shall Cornell be able to convert into greater than 9.9% of the outstanding Common Stock of the Company. Even if the Company does not request any advances under the SEDA, Cornell shall have the right to the foregoing exchange.

The Company shall have terminated its status as a BDC under the ICA.
     Certain Restriction Under SEDA Financing.
     As of the date hereof, the Company has not received any definitive SEDA documents and therefore is unaware of any restrictions to be placed on the Company thereunder with regard to the issuance of Common Stock or preferred stock. No such limitations are noted in the SEDA term sheet.
     Issuance of Shares Under Preferred Stock Financing and SEDA Financing; Dilutive Effect.
     The Company issued 1,000,000 shares of Common Stock to Cornell under the Preferred Stock Financing. As of the date hereof, the Company has not received any definitive SEDA documents and therefore it is unable to compute the exact number of shares to be issued to Cornell thereunder. The dilution effect of the issuance of the Series F Preferred Stock is that upon conversion of the Series F Preferred Stock, the holder thereof would receive shares of the Company’s Common Stock pursuant to the terms of the Series F Preferred Stock Certificate of Designation. This would in-turn result in increasing the total number of outstanding shares of Common Stock, which would dilute the earnings per share of the Company at such time. Since there is no way of knowing if or when Cornell may exercise its conversion rights or what the earnings of the Company would be at such time, the Company is not able to quantify the actual dilutive effect at this time. Nonetheless, if all of the shares of Series F Preferred Stock issued by the Company are subsequently converted to shares of Common Stock of the Company, and/or the Company issues a significant number of shares of its Common Stock under the SEDA Financing, then the existing stockholders of the Company would experience significant dilution with respect to their voting rights, earnings per share, dividends and liquidation preferences. Accordingly, although the Company cannot compute the exact magnitude of such dilution at this time because the definitive SEDA documents have not yet been executed, Celerity can compute the maximum dilutive impact under the Preferred Stock Financing and the SEDA Financing in a “worse case scenario”, which would yield the following results if we assume (a) all 1,000,000 shares of Series F Preferred Stock were converted into shares of Common Stock of the Company, (b) the Company drew-down the entire $50 million to be made available under the SEDA Financing, and (c) the stock price at the time of the SEDA draw-downs was $0.0014 per share (i.e., a recent closing price of Celerity’s stock):
•	with regard to the Preferred Stock Financing, if all 1,000,000 shares were converted, the Company would issue 1,000,000,000 shares of its Common Stock (i.e., 1,000,000 [# of preferred shares] divided by $0.001 [the conversion price]);

•	with regard to the SEDA Financing, if the Company drew-down all $50 million under the SEDA, the Company would issue 36,443,148,688 shares of its Common Stock ($50,000,000 [amount available under SEDA] divided by ($0.0014 [recent stock price] multiplied by x 98% [purchase price discount])); and

•	therefore, if the Company issued a total of 37,443,148,688 shares of its Common Stock, the dilutive impact would be as follows based on the Company’s financial statements for the period ending September 30, 2005:

Inputs
Recent Stock Closing Price as of 12/6/05	$0.001400
Retainage of Offering Proceeds from SEDA Financing (expressed as a percent; based on term sheet)	0.05
Estimated Offering Expenses for SEDA Financing	$85,000.00
Total # of Shares to be Issued	37,443,148,688
Shares Outstanding as of 9/30/05	4,390,579,206
Net Tangible Book Value as of 9/30/05	$17,494
Total Amount of SEDA	50,000,000

Outputs
Gross Proceeds	51,372,000
Net Proceeds	48,718,400
Assumed Offering Prices (reflecting 2% purchase price discount under SEDA; based on term sheet)	0.001372
# Shares to be Issued	37,443,148,688
Shares Outstanding	4,390,579,206
Net Tangible Book Value	17,494

Dilution Calculation
Net Asset Value (“NAV”) Per Share	0.000004
Pro Forma Net Asset Value	48,735,894
Pro Forma NAV Per Share	0.001165
Increase in NAV to Existing	0.001161
Dilution Per Share	0.000207
     Use of Proceeds from Preferred Stock Financing and SEDA Financing.
     The Company intends to use the proceeds from the Preferred Stock Financing and SEDA Financing for general corporate and working capital purposes.
     Conformity with Section 57(d) of ICA.
     The issuance of preferred stock to Cornell under the Preferred Stock Financing was in conformance with Section 57(d) of the ICA because, pursuant to Section 57(f) of the ICA, the issuance of preferred stock was approved by the required majority of the Company’s Board on the basis that (a) the terms thereof, including the consideration to be paid and received, were reasonable and fair to the stockholders of the Company and do not involve overreaching of the Company or its stockholders, and (b) the issuance of preferred shares is consistent with the interests of the stockholders of the Company and the Company’s policy.
     If Celerity enters into the SEDA Financing, and it is still a BDC at such time, then such transaction will be in conformance with Section 57(d) of the ICA.

     Proposed Amendment.
     If this proposed amendment to the Company’s Certificate of Incorporation is adopted, an amendment to the Company’s Certificate of Incorporation, as set forth in Exhibit D attached hereto, will be filed with the Delaware Secretary of State such that Article FOURTH thereof shall be amended to read as follows:
     “The total number of shares of capital stock that the Corporation has authority to issue is (i) twenty billion (20,000,000,000) shares of Common Stock with a par value of $0.001 per share (the “Common Stock”); and (ii) three million (3,000,000) shares of Preferred Stock with a par value of $0.01 per share (the “Designated Preferred Stock”).”
     If this proposed amendment to the Company’s Certificate of Incorporation is adopted, then, unless required by law, the Company does not intend to seek additional stockholder approval prior to the actual issuance of any authorized shares for any future purpose.
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,0000 to 20,000,000,000 shares. The affirmative vote of the holders of a majority of the outstanding shares of Common Stock, as of the Record Date, is required to approve this proposal and thereby cause the amending of the Company’s Certificate of Incorporation.
Recommendation Of The Board
     The Board unanimously recommends a vote “FOR” the approval of an amendment to the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 5,000,000,000 to 20,000,000,000 shares.

DESCRIPTION OF SECURITIES
     Our Articles of Incorporation currently authorize us to issue 5,000,000,000 shares of Common Stock and 3,000,000 shares of preferred stock. At December 9, 2005, 4,314,358,079 shares of Common Stock were outstanding, and 1,000,000 shares of preferred stock were outstanding.
Common Stock
     The Company currently is authorized to issue 5,000,000,000 shares of Common Stock. Each outstanding share of Common Stock has one vote on all matters requiring a vote of the Common Stockholders. There is no right to cumulative voting.
Preferred Stock
     The Company is authorized to issue up to 3,000,000 shares of preferred stock, par value $0.001 per share (“Preferred Stock”), in one or more series, with the rights, powers and preferences to be designated from time to time by the Board. The Board has designated five series of Preferred Stock, Series A, Series B, Series C, Series D and Series E. As of December 9, 2005, there were no outstanding shares of Preferred Stock as all previously issued shares, which totaled 157.4 in the aggregate under all of the aforementioned Series of Preferred Stock, had been retired, thus leaving 2,993,842.6 available for future issuance by the Company.
     On October 5, 2005, the Board, by unanimous written consent pursuant to Section 151 of the General Corporation Law of the State of Delaware, authorized the creation of the new Series F Preferred Stock, and designated 1,000,000 shares of the Company’s Preferred Stock as Series F Preferred Stock by filing the Series F Certificate of Designation with the Delaware Secretary of State.
     A summary of the rights, preferences and designations of the Series F Preferred Stock appears above on pages 16-17 and same are more fully described in the attached Series F Certificate of Designation.
     Issuance of Series F Preferred Stock
     On October 6, 2005, the Company issued $1 million of the Series F Preferred Stock to Cornell pursuant to the Securities Purchase Agreement as more fully described under the section of this Proxy Statement entitled “Related Party Transactions”.
Options
     The Company established a stock option plan in 1995 (the “1995 Plan”) to provide additional incentives to its officers and employees. Management may vary the terms, provisions and exercise price of individual options granted, with both incentive stock options and non-qualified options authorized for grant. There are no outstanding options under the 1995 Plan at December 9, 2005. In 1997, the Company established an additional stock option plan (the “1997 Plan”) under which 10,000 options to acquire shares of Common Stock were reserved for issuance. There are no outstanding options under the 1997 Plan at December 9, 2005. In 2001, the Company established an additional stock option plan (the “2001 Plan”) under which 500,000 options to acquire shares of Common Stock were reserved for issuance. There are no outstanding options under the 2001 Plan at December 9, 2005. In 2002, the Company established an additional stock option plan (the “2002 Plan”) under which 10,000,000 options to acquire shares of Common Stock were reserved for issuance. There are no outstanding options under the 2002 Plan at December 9, 2005.
     All options issued by the Company as of the date hereof have been under an approved option plan, with one exception. The options to purchase 580 million shares of the Company’s Common Stock issued to C. Thomas McMillen (the “McMillen Options”) were issued under the 2005 Celerity Stock Option Plan (the “2005 Plan”) that was approved by the Board, but subject to approval by the stockholders of the Company at the upcoming Meeting. Please refer to “Proposal No. 4 - Adoption of The Celerity Systems, Inc. 2005 Stock Option Plan” for a description of the 2005 Plan. In the event that the stockholders do not approve of the 2005 Plan, and the Company is still a BDC at such time, then the Company will either (i) rescind the grant to Mr. McMillen, or (ii) obtain stockholder approval for such grant as required by Section 61(a)(3)(B)(i) of the ICA. The issuance of the McMillen Options was subject to the precondition that the stockholders of the Company approve of the adoption of the 2005 Plan at the upcoming Meeting.

     As of December 9, 2005, there were 512,500,000 such options outstanding,, all of which were issued in 2004. These options have a strike price of $0.001 and will expire in 2006.
Warrants
     The Company has periodically issued warrants in connection with certain private offerings undertaken by the Company and has also issued warrants to service providers in exchange for services rendered to the Company. Each warrant entitled the holder to purchase one share of Common Stock at the price provided in the warrant agreement. As of December 9, 2005, there were 318,000 warrants outstanding, which were issued in 2001 at a weighted average exercise price of $2.39 per share.
Convertible Debentures
     In 2004, the Company issued $537,500 aggregate principal amount of 5% convertible debentures. The debentures have a term of two years and are convertible into shares of Common Stock, at the option of the holder, at a price equal to $0.001. Since there was substantially no difference in the market value of the stock at the date of the debenture compared to the exercise price, there was no beneficial conversion feature for the convertible debentures. As of December 9, 2005, $305,000 of the debentures have been repaid and $232,500 remain outstanding.
     The long-term debt of the Company includes convertible debentures, issued for cash in the normal course of business, and is represented by the following items:

	September 30, 2005	December 31, 2004
4% convertible debentures	$-0-	$12,500
5% convertible debentures	232,500	1,812,500
10% secured convertible debenture	-0-	705,000

	232,500	2,530,000
Less: Unamortized debt discount	(-0-)	(242,988)

Long-term debt	$232,500	$2,287,012

     The $2,287,012 of long-term debt noted in the table above arose from the issuance of convertible debentures for cash in the normal course of the Company’s business. The debentures were issued at market rates of 4% to 10% from 2002 to June 2004 and were issued to (i) Cornell in an aggregate amount of $755,000, (ii) unrelated customers of the Company, Misiak and Benesch, in the aggregate amount of $1,250,000, and (iii) 14 unrelated individuals in the aggregate amount of $525,000. Certain of the debentures were issued before the date on which the Company elected to be treated as a BDC under the ICA, June 3, 2003 (the “BDC Election Date”).
     Violations of Certain Provisions of ICA
     All such debentures complied with Section 61(b) of the ICA as of their date of issuance, except that the convertibility feature of these debentures did not comply with Section 61(b)(A)(iii) (Determination of Conversion Price) and Section 61(b)(A)(iv) (Shareholder Approval). Some of the debentures were converted at a price below NAV, which is contrary to the requirements of the ICA, and thus had a dilutive effect on shareholders. No convertible debentures that remain outstanding as of the date hereof will be converted into shares of common stock of the Company unless and until either (i) prior stockholder approval is obtained for such debentures, or (ii) the Company withdraws its election to be treated as a BDC under the ICA. If said election is not withdrawn then the Company will not permit conversion of any convertible debentures without obtaining prior stockholder approval for such debentures. A more complete discussion of these debentures, their conversion and their dilutive effect is contained in Amendment No. 1 to the Company’s Form 10-Q for the period ended September 30, 2005, a copy of which is attached hereto as Exhibit I.
     The Company received $2,530,000 in cash in connection with the incurring of this debt, the balance, $242,988, was unamortized debt discount.
Rule 144
     In general, under Rule 144 of the Securities Act of 1933, as amended (the 1933 Act”), a stockholder who owns restricted shares that have been outstanding for at least one year is entitled to sell, within any 3-month period, a number of these restricted shares that does not exceed the greater of 1% of the then outstanding shares of Common Stock immediately on the date of this prospectus, or the average weekly reported trading volume in the Common Stock during the four calendar weeks preceding filing of a notice on Form 144 with respect to the sale.
     In addition, affiliates must comply with the restrictions and requirements of Rule 144, other than the one-year holding period requirement, to sell shares of Common Stock that are not restricted securities. Sales under Rule 144 are also governed by manner of sale provisions and notice requirements, and current public information about us must be available. Under Rule 144(k), a stockholder who is not currently and who has not been for at least three months before the sale an affiliate and who owns restricted shares that have been outstanding for at least two years may resell these restricted shares without compliance with the above requirements.
Transfer Agent & Registrar
     The transfer agent and registrar for the Company’s Common Stock is American Stock Transfer & Trust Co., 59 Maiden Lane, New York, New York 10038.
Limitation Of Liability And Indemnification Of Officers And Directors
     The Company’s Certificate of Incorporation includes an indemnification provision under which the Company has agreed to indemnify Directors and officers of the Company from and against certain claims arising from or related to future acts or omissions as a Director or officer of the Company. Insofar as indemnification for liabilities arising under the 1933 Act, may be permitted to Directors, officers and controlling persons of the Company pursuant to the foregoing, or otherwise, the Company has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the 1933 Act and is therefore, unenforceable.
     On August 30, 2005, the Company entered into an Indemnification Agreement with C. Thomas McMillen, the President and Chief Executive Officer of the Company, whereby the Company agreed to hold harmless and indemnify Mr. McMillen in third party proceedings against expenses incurred by Mr. McMillen in connection with the defense or settlement of such proceedings, and in proceedings by and in the name of the company against expenses reasonably incurred by Mr. McMillen in connection with the defense or settlement of such proceedings. The Indemnification Agreement was entered into in connection with Mr. McMillen’s employment by the Company in the aforementioned capacities as of said date.
     Notwithstanding the foregoing, a BDC may not indemnify any director or officer of the BDC against any liability to the BDC or its stockholders to which the director or officer would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that person’s office.
Anti-Takeover Effects of Provisions of The Certificate of Incorporation
     The authorized but unissued shares of the Company’s Common Stock are available for future issuance without the approval of the Company’s stockholders. These additional shares may be utilized for a variety of corporate purposes, including but not limited to, future public or direct offerings to raise additional capital, corporate acquisitions and employee incentive plans. The issuance of such shares may also be used to deter a potential takeover of the Company that may otherwise be beneficial to stockholders by diluting the shares held by a potential suitor or issuing shares to a stockholder that will vote in accordance with the Board’ desires. A takeover may be beneficial to stockholders because, among other reasons, a potential suitor may offer stockholders a premium for their shares of stock compared to the then-existing market price.
     The existence of authorized but unissued and unreserved shares of Preferred Stock may enable the Board to issue shares to persons friendly to current management which would render more difficult or discourage an attempt to obtain control of the Company by means of a proxy contest, tender offer, merger or otherwise, and thereby protect the continuity of the Company’s management.

PROPOSAL NO. 4 — ADOPTION OF THE CELERITY SYSTEMS, INC. 2005 STOCK OPTION PLAN
     The Company’s Common Stockholders are being asked to approve the Celerity Systems, Inc. 2005 Stock Option Plan (the “2005 Plan”), effective as of its receipt of Board approval on August 30, 2005, but subject to Common Stockholder approval at the Meeting.
     The following is a summary of the principal provisions of the 2005 Plan and its operation. A copy of the 2005 Plan is set forth in full in Exhibit G to this Proxy Statement, and the following description of the 2005 Plan is qualified in its entirety by reference to said Exhibit.
     On August 30, 2005, the Company entered into an Employment Agreement with C. Thomas McMillen (the “Employment Agreement”) whereby Mr. McMillen was retained to serve as the Chief Executive Officer and President of the Company. Pursuant to the terms of the Employment Agreement, Mr. McMillen was awarded options to purchase 580,000,000 shares of Common Stock, which options vested (or will vest) as follows: (i) options to acquire 116,000,000 shares of Common Stock vested on the date on which the Employment Agreement was executed by the parties thereto (August 30, 2005), and (ii) options to acquire 116,000,000 additional shares of Common Stock will vest at the end of each of the first, second, third and fourth calendar quarters following the execution of the Employment Agreement. A copy of the Employment Agreement was filed as an exhibit to the Company’s Current Report on Form 8-K, which was filed with the Commission on August 31, 2005.
     The issuance of Common Stock to Mr. McMillen pursuant to his Employment Agreement with the Company was in conformance with Section 61(a)(3)(B)(i) of the ICA because the option to acquire shares of Common Stock of the Company expires within 10 years, the exercise price was not less than the current market value of the Company’s Common Stock at the date of the grant, the issuance of such options was pursuant to the 2005 Plan approved by the Board, and the Employment Agreement was approved by the required majority of the Company’s Board. The issuance of the McMillen Options was subject to the precondition that the stockholders of the Company approve of the adoption of the 2005 Plan at the upcoming Meeting.
     The McMillen Options are included in the 720,000,000 figure Celerity has listed in this Proxy Statement as the total amount of shares of Common Stock reserved under the 2005 Plan.
     The total amount of options owned by Mr. McMillen comply with the caps specified in the last paragraph of Section 61(a)(3) of the ICA.
     Celerity has no profit sharing plans currently in effect.
     In 2005, the Board revised its compensation structure to recognize the increased time commitment of the Directors. The new compensation structure consists of $20,000 per annum and an issuance of 72,000,000 stock options under the 2005 Plan, 8,000,000 of which shall be issued upon election of a Director, with the remainder to be distributed in 8,000,000 increments each calendar quarter thereafter. These options vest over a two-year period and expire 10 years from the grant date.
Summary of 2005 Plan
     1. Purpose
     The 2005 Plan is intended to encourage ownership of shares into the Company by Directors, officers, and key employees who have a stake in the future and growth of the Company, attract qualified and experienced individuals and to reward outstanding performance. We believe that this practice has enabled the Company to attract and retain the highly qualified and experienced individuals that it continues to require. By linking compensation of executive Directors, officers and employees to corporate performance, their reward is related directly to the Company’s success. We believe the use of equity incentives increases motivation to improve stockholder value.
     2. Administration
     The 2005 Plan is to be administered by a Committee comprised of at least two members of the Board, each of whom shall be non-employee Directors. The Committee will prescribe, amend and rescind rules and regulations relating to the 2005 Plan and to make all other determinations necessary for its administration. The decision of the Committee on any interpretation of the 2005 Plan or administration thereof, if in compliance with the provisions of the ICA and regulations promulgated thereunder, will be final and binding with respect to the Company, any optionee or any person claiming to have rights as, or on behalf of, any optionee.
     3. Number of Reserved Shares
     The Company has reserved 720,000,000 shares of Common Stock to issue under the 2005 Plan.
     4. Participants
     The Committee will determine and designate from time to time those key employees of the Company who shall be eligible to participate in the 2005 Plan and the number of shares to be offered from time to time to each optionee. Non-employee Directors will also be eligible to participate in the Plan upon issuance of an order by the Commission pursuant to Section 61(a)(3)(B)(i)(II) of the of the ICA and then only in accordance with the terms and conditions of such order.
     5. Option Price and Period
     Each option agreement will state the price at which the subject option may be exercised, which shall not be less than the current fair market value of the shares at the date of issuance of an option; provided, that the exercise price of any option that is intended to be an incentive stock options (“ISOs”) and that is granted to a holder of 10% or more of the shares of the Company’s Common Stock will not be less than 110% of such current fair market value. Each option agreement will state the period or periods of time within which the subject option may be exercised, in whole or in part, by the optionee as may be determined by the Committee; provided, that the option period shall not exceed 10 years from the date of issuance of the option and, in the case of an option that is intended to be an ISO, and that is granted to a holder of 10% or more of the shares of the Company’s Common Stock, shall not exceed five years.
     6. Transferability of Options
     Options are not transferable other than by will, intestacy, or as otherwise permitted by the ICA, provided that a transfer will not be permitted to the extent that it would result in adverse tax consequences for the optionee under Section 83 or Section 422 of the Internal Revenue Code of 1986, as amended.
     7. Termination of Options
     All rights to exercise options will terminate 180 days after any optionee ceases to be a Director, officer or a key employee of the Company except as otherwise provided by the Committee in an option agreement, and no options will vest after an optionee’s termination date.
     8. Effect of Change in Stock Subject to the Plan
     Subject to any required action by the Common Stockholders and the provisions of applicable corporate law, the number of shares represented by the unexercised portion of an option, the number of shares which has been authorized or reserved for issuance under the 2005 Plan, and the number of shares covered by any applicable vesting schedule thereunder, as well as the exercise price of a share represented by the unexercised portion of an option, will be adjusted as determined by the Committee to reflect any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the shares after adoption of the 2005 Plan.
     9. Change of Control
     In the event of a change of control of the Company, all then-outstanding options will become fully vested and exercisable as of the change of control. As defined in the 2005 Plan, a change of control includes an acquisition in one or more transactions (other than directly from the Company) of any voting securities of the Company by any person immediately after which such person has beneficial ownership of 50% or more of the combined voting power of the Company’s then-outstanding voting securities, the consummation of a merger, consolidation or reorganization involving the Company, a complete liquidation or dissolution of the Company, the direct or indirect sale or other disposition of all or substantially all of the assets of the Company to any person.

     10. Amendment and Termination
     The Board may modify, revise or terminate the 2005 Plan at any time and from time to time. While the Board may seek Common Stockholder approval of an action modifying a provision of the 2005 Plan where it is determined that such Common Stockholder approval is advisable under the provisions of applicable law, the Board is permitted to make any modification or revision to any provision of the 2005 Plan without Common Stockholder approval. The 2005 Plan will terminate when all shares reserved for issuance thereunder have been issued upon the exercise of options, or by action of the Board, whichever shall first occur.
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the adoption of the 2005 Plan. The affirmative vote of the holders of a majority of the shares of the Company’s Common Stock, present in person or represented by proxy and voted at the Meeting, is required to approve the adoption of the 2005 Plan.
Recommendation Of The Board Of Directors
     The Board unanimously recommends a vote “FOR” the adoption of the 2005 Plan.

PROPOSAL NO. 5 — WITHDRAWAL OF ELECTION AS A BUSINESS DEVELOPMENT COMPANY
     The Company is currently undergoing a transition from a BDC to a Company that is focused on pursuing new business opportunities and transactions in the field of homeland security. A BDC is defined and regulated pursuant to Section 54 of the ICA, and is organized for the purpose of investing in or lending primarily to private companies and making managerial assistance available to them. A BDC may use capital provided by public shareholders and from other sources to invest in long-term, private investments in businesses. By electing to be treated as a BDC under Section 54 of the ICA, the Company is subject to several restrictions, including acquiring any assets other than “qualifying assets”, unless, at the time of the acquisition, the value of our qualifying assets represents at least 70% of the value of our total assets. The Board believes that changing the Company’s focus to homeland security will allow the Company to focus on owning and operating small and mid-sized growth businesses that provide homeland security solutions through innovative technologies to both the public and private sector and to drive growth through management, strategic guidance, capital and financial support, and government marketing expertise. In light of such proposed change in focus, the Board has decided that it is no longer in the best interests of the Company to remain a BDC and accordingly is seeking stockholder approval to withdraw the Company’s election to be treated as a BDC under Section 54 of the ICA.
     Loss of Certain Protections.
     If the stockholders approve of the Company’s withdrawal of its election to be treated as a BDC under the ICA, the stockholders will lose the protections associated with the following restrictions imposed on BDCs under the ICA:
•	A BDC may not change the nature of its business or fundamental investment policies without the prior approval of the stockholders;

•	A BDC must carry its investments at market value if a public trading market exists for its portfolio securities or fair value if one does not, rather than at cost;

•	A majority of the members of a BDCs board of directors must be independent;

•	Certain transactions between a BDC and affiliates are prohibited or subject to certain restrictions;

•	The issuance of senior securities (including preferred stock and debt securities) by a BDC is subject to certain limitations;

•	There is a limitation on the amount of leverage a BDC can undertake;

•	A BDC’s right to issue options, rights and warrants to purchase its stock is subject to certain limitations;

•	A BDC may only invest in Qualifying Assets (hereinafter defined) unless, at the time the acquisition is made, such Qualifying Assets represent at least 70% of the value of the BDC’s total assets. “Qualifying Assets” generally include securities purchased in transactions not involving any public offering from the Company of such securities, which issuer is an eligible portfolio company; and

•	A BDC generally may not issue common stock at a per share price less than the then-current net asset value of the common stock without the prior approval of stockholders.
     In short, if the stockholders approve this proposal to withdraw the Company’s election to be treated as a BDC, the Company would no longer be subject to regulation under the ICA, which is designed to protect the interests of investors in investment companies, including the provisions described above. However, the Board would be subject to customary principles of fiduciary duty with respect to a corporation and its stockholders.
     Less Favorable Accounting Treatment.
     The election to withdraw the Company’s election to be regulated as a BDC will result in a significant change in the Company’s method of accounting. Specifically, BDC financial statement presentation and accounting utilizes the value method of accounting used by investment companies, which allows BDCs to recognize income and value their investments at market value as opposed to historical cost. As an operating company, the required financial statement presentation and accounting for securities held will be either fair value or historical cost methods of accounting, depending on the classification of the investment and the Company’s intent with respect to the period of time it intends to hold the investment. Change in the Company’s method of accounting could reduce the market value of its investments in privately held companies by eliminating the Company’s ability to report an increase in value of it holdings as they occur. Also, as an operating company, the Company would have to consolidate its financial statements with subsidiaries, thus eliminating the portfolio company reporting benefits available to BDCs.
     Potential for Double Taxation.
     The Company’s election to be regulated as a BDC pursuant to Section 54 of the ICA entitles it to qualify, and it has qualified, as a “regulated investment company” within the meaning of Section 851 of the Internal Revenue Code of 1986, as amended (“RIC”). As such, the Company is not subject to federal income tax to the extent it distributes its net income and net realized gains to its stockholders, and it thus is treated like a “flow-through” entity, with the stockholders paying federal income tax on distributions they receive therefrom. The withdrawal of the BDC election will result in the Company’s failing to qualify as a RIC as of the first day of its taxable year in which the withdrawal is effective and all subsequent taxable years.5 Accordingly, the Company will no longer be treated as a flow-through entity and instead will be a regular C corporation and be subject to federal income tax on its net earnings and realized gains (though it will no longer be subject to the 4% federal excise tax that applies to RICs but which most RICs do not incur by making required distributions). Stockholders also will be subject to federal income tax on all distributions they receive from the Company; and all those distributions will be treated as ordinary income, with no part thereof qualifying for long-term capital gain treatment as is the case for designated distributions by a RIC.
     No Affect on Registration Under Section 12(b).
     The withdrawal of the Company’s election to be treated as a BDC will not affect the Company’s registration under Section 12(b) of the 1934 Act. Under the 1934 Act, the Company is required to file periodic reports on Form 10-K, Form 10-Q, Form 8-K, proxy statements and other reports required under the 1934 Act.
     Effect on Capital Structure.
     The Company’s Series F Preferred Stock has the following dividend and conversion rights that will become effective after, and only after, the Company ceases to be regulated as a BDC:
     Dividends. While the Company has elected to be treated as a BDC, the holders of the Series F Preferred Stock shall not be paid any dividends by the Company. Upon termination of the Company’s election to be treated as a BDC, the Series F Preferred Stock shall not accrue dividends unless the aggregate number of shares of the Company’s Common Stock outstanding at any time and prior to conversion is less than 3,200,000,000 shares. Any such dividends shall accrue dividends at 12% per annum and shall be paid on a pro rata basis when and if declared by the Board. Dividends shall be paid in cash. Dividends shall be cumulative and shall accrue from the date of issuance whether or not earned or declared and whether or not there exist profits, surplus or other funds legally available for the payment of dividends. No cash dividends or distributions shall be declared or paid or set apart for payment on the Common Stock in any calendar year unless cash dividends or distributions on the Series F Preferred Stock for such calendar year are likewise declared and paid or set apart for payment. No declared and unpaid dividends shall bear or accrue interest.
     Conversion Rights. Any time after the termination of the Company’s status as a BDC under the ICA, each share of Series F Preferred Stock shall become convertible, at the option of the holder thereof, at the office of the Company or any transfer agent for the Series F Preferred Stock into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing $1,000,000 (the original purchase price for the Series F Preferred Stock) by the Conversion Price then in effect. The Conversion Price is defined and described on page 15 of this Proxy Statement.
     Dilution to Common Stockholders. If the holder of the Series F Preferred Stock exercises its conversion rights, stockholders of the Company’s Common Stock shall experience dilution as the holders shall receive shares of commons stock in exchange for their shares of preferred stock and thereby increase the total amount o outstanding shares of Common Stock of the Company. In addition, the Company has entered into the SEDA Financing with Cornell pursuant to which the Company may draw-down up to $50,000,000 by issuing an Advance request to Cornell, and if Cornell honors such request, Cornell would purchase shares of the Company’s Common Stock on the terms and conditions to be set forth in definitive SEDA documents. As of the date thereof, the Company has not received any definitive SEDA documents and therefore, it cannot predict the exact dilutive effect of such financing arrangement.

[5]	The Company could again establish flow-through treatment as a RIC if it re-elected to be regulated as a BDC or registered as a management company under the ICA, though there are significant tax costs associated with such re-qualification as a RIC.

     Nonetheless, if all of the shares of Series F Preferred Stock issued by the Company are subsequently converted to shares of Common Stock of the Company, and/or the Company issues a significant number of shares of its Common Stock under the terms of the definitive SEDA documents, then the existing stockholders of the Company would experience significant dilution with respect to their voting rights, earnings per share, dividends and liquidation preferences. Accordingly, although the Company cannot compute the exact magnitude of such dilution at this time because the definitive SEDA documents have not yet been executed, Celerity can compute the maximum dilutive impact under the Preferred Stock Financing and the SEDA Financing in a “worse case scenario”. Please refer to “Proposal No. 3 — Amendment To Certificate of Incorporation to Increase the Number of Authorized Shares of Common Stock” for a discussion of the forecasted results of this “worse case”, maximum dilutive impact illustration.
     What the Company Will Do if Proposal No. 5 is Not Approved.
     If the stockholders do not approve of Proposal No. 5, the Company would continue to operate as a BDC but would focus on making equity investments in the homeland security field.
Required Vote
     Unless otherwise instructed, the proxy holders for the Common Stockholders will vote the proxies received by them FOR the withdrawal of the Company’s election as a BDC under Section 54 of the ICA. The affirmative vote of the holders of a majority of the outstanding shares of the Company’s Common Stock, as of the Record Date, is required to approve the withdrawal of the Company’s election as a BDC under Section 54 of the ICA.
Recommendation Of The Board
     The Board unanimously recommends a vote “FOR” the withdrawal of the Company’s election as a BDC under Section 54 of the ICA.

STOCKHOLDER PROPOSALS TO BE PRESENTED AT NEXT ANNUAL MEETING
     In order for stockholder business to be included in the Company’s Proxy Statement for the next Annual Meeting or properly brought before that meeting by a stockholder, the stockholder must have given timely notice in writing to the Secretary of the Company. A stockholder proposal for the 2006 Annual Meeting must be received at the Company’s principal executive offices at 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia, 22203 by no later than 120 calendar days before the date on which the Company’s proxy materials are released to stockholders in connection with such Annual Meeting, which the Company expects will occur on June 15, 2006, to be considered timely. Inclusion of stockholder proposals in the Company’s Proxy Statement for a meeting also requires satisfaction of certain conditions established by the Commission.
OTHER MATTERS
     The Board knows of no other business which will be presented at the Meeting. If any other business is properly brought before the Meeting, proxies in the enclosed form will be voted in respect thereof in accordance with the judgments of the persons voting said proxies. It is important that the proxies be returned promptly and that your shares are represented. You are urged to sign, date and promptly return the enclosed Proxy Card in the enclosed envelope. As of the date of this Proxy Statement, we know of no business that will be presented for consideration at the Meeting other than the items referred to above. If any other matter is properly brought before the Meeting for action by stockholders, proxies in the enclosed form returned to our Company will be voted in accordance with the recommendations of our Board or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.
Independent Registered Accounting Firm; Presence at Meeting
     The firm of Marcum & Kliegman LLP (“M&K”) served as the Company’s Independent Registered Accounting Firm for fiscal year 2004. A representative of the firm will not be available to respond to stockholders’ questions at the Meeting. The Company has selected HJ & Associates (“HJ&A”) as its Independent Registered Accounting Firm for fiscal year 2005.
Audit Fees
     The aggregate fees billed for professional services rendered were $84,982 for the audit of the Company’s annual financial statements for the year ended December 31, 2004 and the reviews of the financial statements included in the Company’s Forms 10-K for that fiscal year, of which $83,982 were billed by M&K and $1,000 of which was billed by HJ&A.
Financial Information Systems Design and Implementation Fees
     None of the professional services described in Paragraphs (c)(4)(ii) of Rule 2-01 of Regulation S-X were rendered by the principal accountant for the year ended December 31, 2004.
All Other Fees
     Other than the services described above under the captions “Audit Fees” and “Financial Information Systems Design and Implementation Fees,” there were no other fees billed for services rendered by the principal accountant for the year ended December 31, 2004.
Proxy Solicitation Costs
     The Company is soliciting the enclosed proxies. The cost of soliciting proxies in the enclosed form will be borne by the Company. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. The Company will, upon request, reimburse brokerage firms for their reasonable expenses in forwarding solicitation materials to the beneficial owners of stock.

Incorporation by Reference of Certain Financial Information; Form 10-K For Fiscal Year Ended December 31, 2004; Amendment No. 1 to Form 10-Q For Nine Months Ended September 30, 2005
     Certain financial and other information required pursuant to Item 13 of the Federal Proxy Rules is incorporated by reference to the Company’s Form 10-K for the fiscal year ended December 31, 2004 and the Company’s Amendment No. 1 to Form 10-Q for the nine months ended September 30, 2005, copies of each of which are attached hereto as Exhibit H and Exhibit I, respectively. You may also obtain additional copies of these documents by writing to the Company’s Corporate Secretary, 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203-1664.
     In order to facilitate compliance with Rule 2-02(a) of Regulation S-X, one copy of the definitive Proxy Statement will include a manually signed copy of the accountant’s report.

By Order of the Board of Directors,
/s/ C. Thomas McMillen
C. Thomas McMillen,
President and Chief Executive Officer

Arlington, Virginia
Date: December 9, 2005

EXHIBIT A
CELERITY SYSTEMS, INC. AUDIT COMMITTEE CHARTER

CELERITY SYSTEMS, INC.
AUDIT COMMITTEE CHARTER
I.	Composition of the Audit Committee: The Audit Committee shall be comprised of at least two Directors, all of whom shall have no relationship to the Company that may interfere with the exercise of their independence from management and the Company. All members of the Committee shall have a working familiarity with basic financial and accounting processes, and at least one member shall have accounting or financial management expertise.

II.	Purpose of the Audit Committee: The purpose of the Audit Committee is to assist the Board of Directors:
1.	in its oversight of the Company’s accounting and financial reporting principles, policies and internal controls;

2.	in its oversight of the quality of the Company’s financial statements and the independent audit thereof;

3.	in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating and, where deemed appropriate, replacing the outside auditors; and

4.	in evaluating the independence of the outside auditors.
The function of the Audit Committee is oversight. Management of the Company is responsible for the preparation, presentation and integrity of the Company’s financial statements. In addition, management is responsible for maintaining appropriate accounting and financial reporting principles and policies and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Each member of the Audit Committee shall rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information and (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board of Directors). The Audit Committee meets regularly with management and the outside auditors to review and discuss the annual and quarterly reporting process.

The outside auditors for the Company are ultimately accountable to the Board of Directors and the Audit Committee. The outside auditors shall submit to the Audit Committee and the Company annually a formal written statement delineating all relationships between the outside auditors and the Company (“Statement as to Independence”), addressing at least the matters set forth in Independence Standard No. 1 adopted by the Independence Standards Board.

III.	Meetings of the Audit Committee: In addition to such meetings of the Audit Committee as may be required to discuss the matters set forth below in Article IV, the Audit Committee should meet separately at least annually with management and the outside auditors to discuss any matters that the Audit Committee or any of those persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company’s outside counsel or outside auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee.

IV.	Duties and Powers of the Audit Committee: To carry out its oversight responsibilities, the Audit Committee shall have the following duties and powers:
1.	with respect to the outside auditors,

(i)	to provide advice to the Board of Directors in selecting (or nominating the outside auditors to be proposed for shareholder approval in any proxy statement), evaluating or replacing outside auditors;

(ii)	to review the fees charged by the outside auditors for audit and non-audit services;

(iii)	to ensure that the outside auditors prepare and deliver annually a Statement as to Independence (it being understood that the outside auditors are responsible for the accuracy and completeness of this Statement), to actively engage the outside auditors in a dialogue with respect to any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company’s outside auditors and to recommend that the Board of Directors take appropriate action in response to this statement to satisfy itself of the outside auditors’ independence;

(iv)	to maintain a clear understanding with management, on the one hand, and the outside auditors, on the other, regarding the ultimate accountability of the outside auditors; and

(v)	to meet with the outside auditors to discuss the results of their examination and their evaluation of internal controls and the overall quality of financial reporting; and
2.	with respect to financial reporting principles and policies and internal audit controls and procedures,
(i)	to advise management and the outside auditors that they are expected to provide to the Audit Committee a timely analysis of significant financial reporting issues and practices;

(ii)	to consider any reports or communications (and management’s responses thereto) submitted to the Audit Committee by the outside auditors required by or referred to in SAS 61 (as codified by AU Section 380), as may be modified or supplemented.

(iii)	to meet with the outside auditors, with and (where deemed necessary), without representatives of management present:
•	to discuss the scope of the annual audit;

•	to discuss the audited financial statements;

•	to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management, the internal audit department or the outside auditors, relating to the Company’s financial statements;

•	to review the form of opinion the outside auditors propose to render to the Board of Directors and shareholders;
(iv)	to meet with management and/or the outside auditors;
•	to discuss significant changes to the Company’s auditing and accounting principles, policies, controls, procedures and practices proposed or contemplated by the outside auditors or management; and

•	to inquire about significant risks and exposures, if any, and the steps taken to monitor and minimize such risks;

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(v)	to obtain from the outside auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Securities Exchange Act of 1934, as amended, which sets forth certain procedures to be followed in any audit of financial statements required under the Securities Exchange Act of 1934; and

(vi)	to discuss with the Company’s counsel any significant legal matters that may have a material effect on the financial statements, the Company’s compliance policies, including materials notices to or inquiries received from governmental agencies; and
3.	with respect to reporting and recommendations,
(i)	to prepare any report, including any recommendation of the Audit Committee, required by the rules of the Securities and Exchange Commission to be included in the Company’s annual proxy statement;

(ii)	to review this Charter at least annually and recommend any changes to the full Board of Directors; and

(iii)	to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate.
V.	Resources and Authority of the Audit Committee: The Audit Committee shall have the resources and authority appropriate to discharge its responsibilities, including the authority to engage outside auditors for special audits, reviews and other procedures and to retain special counsel and other experts or consultants.

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EXHIBIT B
SERIES F CERTIFICATE OF DESIGNATION

CERTIFICATE OF DESIGNATION
OF THE
SERIES F CONVERTIBLE PREFERRED STOCK
(Par Value $0.01 Per Share)
OF
CELERITY SYSTEMS, INC.
     The undersigned, a duly authorized officer of Celerity Systems, Inc., a Delaware corporation (the “Company”), in accordance with the provisions of Section 151 of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY that the following resolution was duly adopted by the Board of Directors (the “Board”) by unanimous written consent pursuant to Section 151 of the General Corporation Law of the State of Delaware on October 5, 2005:
     RESOLVED, that the Board has determined that it is in the best interests of the Company to provide for the designation and issuance of certain Series F Preferred Stock, par value of $0.01 per share (the “Series F Preferred Stock”), to consist of up to one million (1,000,000) shares, and hereby fixes the powers, designations, preferences, and relative, participating, optional and other special rights of the shares of such Series F Preferred Stock, as follows:
SECTION 1
DESIGNATION AND RANK
     1.1. Designation. This resolution shall provide for a single series of Preferred Stock, the designation of which shall be “Series F Convertible Preferred Stock”, par value $0.001 per share. The number of authorized shares constituting the Series F Preferred Stock is one million (1,000,000). The Series F Preferred Stock will have a liquidation preference as determined in Section 3.1 below.
     1.2. Rank. With respect to the payment of dividends and other distributions on the capital stock of the Company, including distribution of the assets of the Company upon liquidation, the Series F Preferred Stock shall be senior to the common stock of the Company, par value $0.001 per share (the “Common Stock”), and senior to all other series of preferred stock (the “Junior Stock”).
SECTION 2
DIVIDEND RIGHTS
     2.1. Dividends or Distributions. While the Company has elected to be treated as a Business Development Company (“BDC”) under Section 54 of the Investment Company Act of 1940, as amended (the “ICA”), the holders of the Series F Preferred Stock shall not be paid any dividends by the Company. Upon termination of the Company’s election to be treated as a BDC under the ICA, the Series F Preferred Stock shall not accrue dividends unless the aggregate number of shares of the Company’s Common Stock outstanding at any time and prior to conversion is less than three billion two hundred million (3,200,000,000) shares. Any such dividends shall accrue at twelve percent (12%) per year and shall be paid on a pro rata basis when and if declared by the Board. Dividends shall be paid in cash. Dividends shall be cumulative and shall accrue from the date of issuance whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends. No cash dividends or distributions shall be declared or paid or set apart for payment on the Common Stock in any calendar year unless cash dividends or distributions on the Series F Preferred Stock for such calendar year are likewise declared and paid or set apart for payment. No declared and unpaid dividends shall bear or accrue interest.

SECTION 3
LIQUIDATION RIGHTS
     3.1. Liquidation Preference. Upon any liquidation, dissolution, or winding up of the Company, whether voluntary or involuntary (collectively, a “Liquidation”), before any distribution or payment shall be made to any of the holders of Common Stock or any series of preferred stock, the holders of Series F Preferred Stock shall be entitled to receive out of the assets of the Company, whether such assets are capital, surplus or earnings, an amount equal to ten cents ($0.10) per share (the “Liquidation Amount”) plus all declared and unpaid dividends thereon, for each share of Series F Preferred Stock held by them.
     3.2. Pro Rata Distribution. If, upon any Liquidation, the assets of the Company shall be insufficient to pay the Liquidation Amount, together with declared and unpaid dividends thereon, in full to all holders of Series F Preferred Stock, then the entire net assets of the Corporation shall be distributed among the holders of the Series F Preferred Stock, ratably in proportion to the full amounts to which they would otherwise be respectively entitled and such distributions may be made in cash or in property taken at its fair value (as determined in good faith by the Board), or both, at the election of the Board.
     3.3. Merger, Consolidation or Reorganization. For purposes of this Section 3, a Liquidation shall be deemed to be occasioned by or to include the merger, consolidation or reorganization of the Company into or with another entity through one or a series of related transactions, or the sale, transfer or lease of all or substantially all of the assets of the Company.
SECTION 4
CONVERSION RIGHTS
     4.1. Conversion. While the Company has elected to be treated as a BDC under the ICA, the holders of the Series F Preferred Stock shall not be entitled to convert such shares into shares of the Company’s Common Stock as set forth in this Section 4. Upon termination of the Company’s election to be treated as a BDC under the ICA, each share of Series F Preferred Stock shall become convertible (the “Conversion Rights”), at the option of the holder thereof, at the office of the Company or any transfer agent for the Series F Preferred Stock, into such number of fully paid and non-assessable shares of Common Stock as is determined by dividing (a) the sum of (i) $1,000,000 (the original purchase price for the Series F Preferred Stock), plus (ii) all accrued but unpaid dividends thereon by (b) the “Conversion Price” then in effect. The Conversion Price shall be equal to $0.001.
     4.2. Adjustments. The Conversion Price of the Series F Preferred Stock as described in Section 4.1 above shall be adjusted from time to time as follows:
          (a) In the event of any reclassification of the Common Stock or recapitalization involving Common Stock (including a subdivision, or combination of shares or any other event described in Sections 4.2(a) or (b)) the holders of the Series F Preferred Stock shall thereafter be entitled to receive, and provision shall be made therefor in any agreement relating to the reclassification or recapitalization, upon conversion of the Series F Preferred Stock, the kind and number of shares of Common Stock or other securities or property (including cash) to which such holders of Series F Preferred Stock would have been entitled if they had held the number of shares of Common Stock into which the Series F Preferred Stock was convertible immediately prior to such reclassification or recapitalization; and in any such case appropriate adjustment shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of the Series F Preferred Stock, to the end that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any shares, other securities, or property thereafter receivable upon conversion of the Series F Preferred Stock. An adjustment made pursuant to this subparagraph (a) shall become effective at the time at which such reclassification or recapitalization becomes effective.
          (b) In the event the Company shall declare a distribution payable in securities of other entities or persons, evidences of indebtedness issued by the Company or other entities or persons, assets (excluding

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cash dividends) or options or rights not referred to in Sections 4.2(a) above, the holders of the Series F Preferred Stock shall be entitled to a proportionate share of any such distribution as though they were the holders of the number of shares of Common Stock of the Company into which their shares of Series F Preferred Stock are convertible as of the record date fixed for the determination of the holders of shares of Common Stock of the Company entitled to receive such distribution or if no such record date is fixed, as of the date such distribution is made.
     4.3. Procedures for Conversion.
          (a) In order to exercise conversion rights pursuant to Section 4.1(a) above, the holder of the Series F Preferred Stock to be converted shall deliver an irrevocable written notice of such exercise to the Company, at its principal office (each a “Conversion Notice”). The holder of any shares of Series F Preferred Stock shall, upon any conversion of such Series F Preferred Stock in accordance with this Section 4, surrender certificates representing the Series F Preferred Stock to the Company, at its principal office, and specify the name or names in which such holder wishes the certificate or certificates for shares of Common Stock to be issued. In case such holder shall specify a name or names other than that of such holder, such notice shall be accompanied by payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof) payable upon the issuance of shares of Common Stock in such name or names. As promptly as practicable, and, if applicable, after payment of all transfer taxes (if transfer is to a person or entity other than the holder thereof), the Company shall deliver or cause to be delivered certificates representing the number of validly issued, fully paid and nonassessable shares of Common Stock to which the holder of the Series F Preferred Stock so converted shall be entitled. Such conversion, to the extent permitted by law, shall be deemed to have been effected as of the date of receipt by the Company of any notice of conversion pursuant to Section 4.1 above. Upon conversion of any shares of Series F Preferred Stock, such shares shall cease to constitute shares of Series F Preferred Stock and shall represent only a right to receive shares of common stock into which they have been converted.
          (b) In connection with the conversion of any shares of Series F Preferred Stock, no fractions of shares of Common Stock shall be issued, but the Company shall pay cash in lieu of such fractional interest in an amount equal to the product of the Conversion Price and such fractional interest.
          (c) The Company shall at all times reserve and keep available out of its authorized Common Stock the full number of shares of Common Stock of the Company issuable upon the conversion of all outstanding shares of Series F Preferred Stock. In the event that the Company does not have a sufficient number of shares of authorized but unissued Common Stock necessary to satisfy the full conversion of the shares of Series F Preferred Stock, then the Company shall call and hold a meeting of the shareholders within sixty (60) days of such occurrence for the sole purpose of increasing the number of authorized shares of Common Stock. The Board shall recommend to shareholders a vote in favor of such proposal and shall vote all shares held by them, in proxy or otherwise, in favor of such proposal. This remedy is not intended to limit the remedies available to the holders of the Series F Preferred Stock, but is intended to be in addition to any other remedies, whether in contract, at law or in equity.
     4.4. Notices of Record Date. In the event that the Company shall propose at any time: (a) to declare any dividend or distribution upon any class or series of capital stock, whether in cash, property, stock or other securities; (b) to effect any reclassification or recapitalization of its Common Stock outstanding involving a change in the Common Stock; or (c) to merge or consolidate with or into any other corporation, or to sell, lease or convey all or substantially all of its property or business, or to liquidate, dissolve or wind up; then, in connection with each such event, the Company shall mail to each holder of Series F Preferred Stock:
               (i) at least twenty (20) days’ prior written notice of the date on which a record shall be taken for such dividend or distribution (and specifying the date on which the holders of the affected class or series of capital stock shall be entitled thereto) or for determining the rights to vote, if any, in respect of the matters referred to in clauses (b) and (c) in Section 4.4 above; and
               (ii) in the case of the matters referred to in Section 4.4 (b) and (c) above, written notice of such impending transaction not later than twenty (20) days prior to the shareholders’ meeting called to approve such transaction, or twenty (20) days prior to the closing of such transaction, whichever is earlier, and shall also notify such holder in writing of the final approval of such transaction. The first of such notices shall describe

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the material terms and conditions of the impending transaction (and specify the date on which the holders of shares of Common Stock shall be entitled to exchange their Common Stock for securities or other property deliverable upon the occurrence of such event) and the Company shall thereafter give such holders prompt notice of any material changes. The transaction shall in no event take place sooner than twenty (20) days after the Company has given the first notice provided for herein or sooner than ten (10) days after the Company has given notice of any material changes provided for herein.
     4.5. Limitations of Conversion.
          (a) Subject to the Termination Rights specified in Section 4.5(b) hereof, the Conversion Rights specified herein shall be subject to the following limitations:
               (i) The Series F Preferred Stock shall become convertible subsequent to the termination of the Company’s election to be treated as a BDC under the ICA;
               (ii) The holders of the shares of Series F Preferred Stock may exercise their Conversion Rights at any time after the termination of the Company’s election to be treated as a BDC under the ICA; and
               (iii) No holder of the shares of Series F Preferred Stock shall be entitled to convert the Series F Preferred Stock to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed four and ninety-nine one hundredths percent (4.99%) of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective sixty-one (61) days after the date of such notice).
          (b) The limitations on the Conversion Rights specified in Section 4.5(a) hereof shall terminate (the “Termination Rights”) if there is a Change in Control of the Company (as defined below). For the purpose of hereof, a “Change in Control” of the Company has occurred when: (i) any person (defined herein to mean any person within the meaning of Section 13(d) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), other than the Company, or an employee benefit plan established by the Board, acquires, directly or indirectly, the beneficial ownership (determined under Rule 13d-3 of the regulations promulgated by the United States Securities and Exchange Commission under Section 13(d) of the Exchange Act) of securities issued by the Company having forty percent (40%) or more of the voting power of all of the voting securities issued by the Company in the election of directors at the meeting of the holders of voting securities to be held for such purpose; or (ii) a majority of the directors elected at any meeting of the holders of voting securities of the Company are persons who were not nominated for such election by the Board or a duly constituted committee of the Board having authority in such matters; or (iii) the Company merges or consolidates with or transfers substantially all of its assets to another person; (iv) a change in the Chief Executive Officer of the Company from that person that serves in such position on the date hereof.
SECTION 5
VOTING RIGHTS
     5.1. General. While the Company has elected to be treated as a BDC under the ICA, the holders of the Series F Preferred shall be entitled to vote, as a class, to elect two (2) members of the Board at all times, and, subject to the rights of the holders of any class of senior securities of the Company which are outstanding, to elect a majority of the members of the Board if at any time the dividends on the Series F Preferred Stock shall be unpaid in an amount equal to two (2) full years’ dividends on such securities and shall continue to have such additional right until all dividends in arrears have been paid or otherwise provided for by the Company. Upon termination of the Company’s election to be treated as a BDC under the ICA, the holders of the Series F Preferred stock shall not have any voting rights except as required under the General Corporation Law of the State of Delaware.

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REDEMPTION RIGHTS
     5.2. After providing three (3) days prior written notice to the holders of the Series F Preferred Stock, the Company shall have the right to redeem (unless otherwise prevented by law) any outstanding shares of Series F Preferred Stock at an amount equal to one hundred twenty-five percent (125%) of the Liquidation Amount, plus accrued but unpaid dividends thereon (the “Redemption Price”). The Company shall consummate the redemption and pay the Redemption Price within five (5) days of the date of such notice. Holders shall have the right to exercise the conversion rights hereunder after receiving notice in which case the number of shares to be redeemed shall be reduced by the number of shares so converted. The Redemption Price shall be paid in immediately available funds.
SECTION 6
MISCELLANEOUS
     6.1. Headings of Subdivisions. The headings of the various Sections hereof are for convenience of reference only and shall not affect the interpretation of any of the provisions hereof.
     6.2. Severability of Provisions. If any right, preference or limitation of the Series F Preferred Stock set forth herein (as this resolution may be amended from time to time) is invalid, unlawful or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences and limitations set forth in this resolution (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference or limitation shall, nevertheless, remain in full force and effect, and no right, preference or limitation herein set forth shall be deemed dependent upon any other such right, preference or limitation unless so expressed herein.
     IN WITNESS WHEREOF, the Company has caused this Certificate of Designation to be signed, under penalties of perjury, by C. Thomas McMillen, its CEO.

Dated: October 5, 2005	CELERITY SYSTEMS, INC.

	By:	/s/ Thomas McMillen
C. Thomas McMillen
Chief Executive Officer

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EXHIBIT C
SECURITIES PURCHASE AGREEMENT

SECURITIES PURCHASE AGREEMENT
     THIS SECURITIES PURCHASE AGREEMENT (this “Agreement”), dated as of October 6, 2005, by and among CELERITY SYSTEMS, INC., a Delaware corporation (the “Company”), and the Buyers listed on Schedule I attached hereto (individually, a “Buyer” or collectively “Buyers”).
WITNESSETH:
     WHEREAS, the Company and the Buyer(s) are executing and delivering this Agreement in reliance upon an exemption from securities registration pursuant to Section 4(2) and/or Rule 506 of Regulation D (“Regulation D”) as promulgated by the U.S. Securities and Exchange Commission (the “SEC”) under the Securities Act of 1933, as amended (the “1933 Act”);
     WHEREAS, the Company has authorized the following series of its Preferred Stock, $0.01 par value per share (the “Series F Preferred Stock”) in accordance with the terms of the Company Certificate of Designations, Preferences, and Rights of the Series F Convertible Preferred Shares (the “Certificate of Designation”);
     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Buyer(s), as provided herein, and the Buyer(s) shall purchase One Million Dollars ($1,000,000) of Series F Preferred Stock (the “Series F Preferred Shares”), which shall be funded on the fifth (5th) business day following the date hereof (the “Closing”), for a total purchase price of One Million Dollars ($1,000,000), (the “Purchase Price”) in the respective amounts set forth opposite each Buyer(s) name on Schedule I ( the “Subscription Amount”); and
     WHEREAS, each installment will be funded by the Buyer(s) from an escrow account pursuant to the terms of an Escrow Agreement (the “Escrow Agreement”). This Agreement, the Certificate of Designation and the Escrow Agreement are collectively referred to herein as the “Transaction Documents.”
     NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Buyer(s) hereby agree as follows:
1. PURCHASE AND SALE OF SERIES F PREFERRED STOCK .
          (a) Purchase of Series F Preferred Stock. Subject to the satisfaction (or waiver) of the terms and conditions of this Agreement, each Buyer agrees, severally and not jointly, to purchase at Closing (as defined herein below) and the Company agrees to sell and issue to each Buyer, severally and not jointly, at Closing, Series F Preferred Stock in amounts corresponding with the Subscription Amount set forth opposite each Buyer’s name on Schedule I hereto. Upon execution hereof by a Buyer, the Buyer shall wire transfer the Subscription Amount set forth opposite his name on Schedule I in same-day funds payable to “David Gonzalez, Esq., as Escrow Agent for Celerity Systems, Inc./Cornell Capital Partners, LP,” which Subscription Amount shall be held in escrow pursuant to the terms of the Escrow Agreement (as hereinafter defined) and disbursed in accordance therewith.
          (b) Closing Date. The Closing of the purchase and sale of the Series F Preferred Stock shall take place at 10:00 a.m. Eastern Standard Time on the fifth (5th) business day following the date hereof, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 6 and 7 below (or such other date as is mutually agreed to by the Company and the Buyer(s)) (the “Closing Date”). The Closing shall occur on the Closing Date at the offices of Yorkville Advisors, LLC, 101 Hudson Street, Suite 3700, Jersey City, New Jersey 07302 (or such other place as is mutually agreed to by the Company and the Buyer(s)).
          (c) Form of Payment. Subject to the satisfaction of the terms and conditions of this Agreement, on the Closing Date, (i) the Escrow Agent shall, upon receipt of funds from the Buyer(s) deliver to the Company in accordance with the terms of the Escrow Agreement such aggregate proceeds for the Series F Preferred Stock to be issued and sold to such Buyer(s) at the Closing minus the discount of the Buyer(s) and the fees referenced in Section 4(d) herein by wire transfer of immediately available funds in accordance with the Company’s written wire instructions, and (ii) the Company shall deliver to each Buyer Series F Preferred Stock which such Buyer(s) is purchasing in amounts indicated opposite such Buyer’s name on Schedule I, duly executed on behalf of the Company.
          (d) Right of Redemption. The Company shall have the right to redeem upon three (3) calendar days prior written notice to the Buyer(s), all or any part of the Series F Preferred Stock at a redemption price of one hundred twenty five percent (125%) of the amount redeemed. The redemption price, in immediately available funds, shall accompany the written notice.
          (e) Conversion of Series F Preferred Stock. Upon the termination of the Company’s status as a “business development company” under the Investment Company Act of 1940 the Series F Preferred Stock shall become convertible into shares of the Company’s Common Stock, at any time subsequent to the date thereof, at a conversion price determined in accordance with the Certificate of Designation.
          (f) Limitation on Conversion. No holder of the shares of Series F Preferred Stock shall be entitled to convert the Series F Preferred Stock (i) prior to the date the Company terminates its status as a business development company under the Investment Company Act of 1940 and (ii) to the extent, but only to the extent, that such conversion would, upon giving effect to such conversion, cause the aggregate number of shares of Common Stock beneficially owned by such holder to exceed 4.99% of the outstanding shares of Common Stock following such conversion (which provision may be waived by such holder by written notice from such holder to the Company, which notice shall be effective 61 days after the date of such notice).
     2. BUYER’S REPRESENTATIONS AND WARRANTIES.
     Each Buyer represents and warrants, severally and not jointly, that:
          (a) Investment Purpose. Each Buyer is acquiring the Series F Preferred Stock and, upon conversion of Series F Preferred Stock, for its own account for investment only and not with a view towards, or for resale in connection with, the public sale or distribution thereof, except pursuant to sales registered or exempted under the 1933 Act;
          (b) Accredited Investor Status. Each Buyer is an “Accredited Investor” as that term is defined in Rule 501(a)(3) of Regulation D.
          (c) Reliance on Exemptions. Each Buyer understands that the Series F Preferred Stock is being offered and sold to it in reliance on specific exemptions from the registration requirements of United States federal and state securities laws and that the Company is relying in part upon the truth and accuracy of, and such Buyer’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of such Buyer set forth herein in order to determine the availability of such exemptions and the eligibility of such Buyer to acquire such securities.
          (d) Information. Each Buyer and its advisors (and his or, its counsel), if any, have been furnished with all materials relating to the business, finances and operations of the Company and information he deemed material to making an informed investment decision regarding his purchase of the Series F Preferred Stock, which have been requested by such Buyer. Each Buyer and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management. Neither such inquiries nor any other due diligence investigations conducted by such Buyer or its advisors, if any, or its representatives shall modify, amend or affect such Buyer’s right to rely on the Company’s representations and warranties contained in Section 3 below. Each Buyer understands that its investment in the Series F Preferred Stock involves a high degree of risk. Each Buyer is in a position regarding the Company, which, based upon employment, family relationship or economic bargaining power, enabled and enables such Buyer to obtain information from the Company in order to evaluate the merits and risks of this investment. Each Buyer has sought such accounting, legal and tax advice, as it has considered necessary to make an informed investment decision with respect to its acquisition of the Series F Preferred Stock.

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          (e) No Governmental Review. Each Buyer understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Series F Preferred, or the fairness or suitability of the investment in the Series F Preferred Stock, nor have such authorities passed upon or endorsed the merits of the offering of the Series F Preferred Stock.
          (f) Transfer or Resale. Each Buyer understands that: (i) the Series F Preferred Stock have not been and are not being registered under the 1933 Act or any state securities laws, and may not be offered for sale, sold, assigned or transferred unless (A) subsequently registered thereunder, or (B) such Buyer shall have delivered to the Company an opinion of counsel, in a generally acceptable form, to the effect that such securities to be sold, assigned or transferred may be sold, assigned or transferred pursuant to an exemption from such registration requirements; (ii) any sale of such securities made in reliance on Rule 144 under the 1933 Act (or a successor rule thereto) (“Rule 144”) may be made only in accordance with the terms of Rule 144 and further, if Rule 144 is not applicable, any resale of such securities under circumstances in which the seller (or the person through whom the sale is made) may be deemed to be an underwriter (as that term is defined in the 1933 Act) may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC there under; and (iii) neither the Company nor any other person is under any obligation to register such securities under the 1933 Act or any state securities laws or to comply with the terms and conditions of any exemption there under. The Company reserves the right to place stop transfer instructions against the shares and certificates.
          (g) Legends. Each Buyer understands that the certificates or other instruments representing the Series F Preferred Stock shall bear a restrictive legend in substantially the following form (and a stop transfer order may be placed against transfer of such stock certificates):
THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES HAVE BEEN ACQUIRED SOLELY FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TOWARD RESALE AND MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS, OR AN OPINION OF COUNSEL, IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR APPLICABLE STATE SECURITIES LAWS.
The legend set forth above shall be removed and the Company within two (2) business days shall issue a certificate without such legend to the holder of the Series F Preferred Stock upon which it is stamped, if, unless otherwise required by state securities laws, (i) in connection with a sale transaction, provided the Series F Preferred Stock is registered under the 1933 Act or (ii) in connection with a sale transaction, after such holder provides the Company with an opinion of counsel, in form reasonably acceptable to the Company and its counsel, to the effect that a public sale, assignment or transfer of the Series F Preferred Stock may be made without registration under the 1933 Act.
          (h) Authorization, Enforcement. This Agreement has been duly and validly authorized, executed and delivered on behalf of such Buyer and is a valid and binding agreement of such Buyer enforceable in accordance with its terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation and other similar laws relating to, or affecting generally, the enforcement of applicable creditors’ rights and remedies.
          (i) Receipt of Documents. Each Buyer and his or its counsel has received and read in their entirety: (i) this Agreement and each representation, warranty and covenant set forth herein and the Escrow Agreement; (ii) all due diligence and other information necessary to verify the accuracy and completeness of such representations, warranties and covenants; (iii) the Company’s Form 10-K for the fiscal year ended December 31, 2004; (iv) the Company’s Form 10-Q for the fiscal quarter ended June 30, 2004 and (v) answers to all questions each Buyer submitted to the Company regarding an investment in the Company; and each Buyer has relied on the

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information contained therein and has not been furnished any other documents, literature, memorandum or prospectus.
          (j) Due Formation of Corporate and Other Buyers. If the Buyer(s) is a corporation, trust, partnership or other entity that is not an individual person, it has been formed and validly exists and has not been organized for the specific purpose of purchasing the Series F Preferred Stock and is not prohibited from doing so.
          (k) No Legal Advice From the Company. Each Buyer acknowledges, that it had the opportunity to review this Agreement and the transactions contemplated by this Agreement with his or its own legal counsel and investment and tax advisors. Each Buyer is relying solely on such counsel and advisors and not on any statements or representations of the Company or any of its representatives or agents for legal, tax or investment advice with respect to this investment, the transactions contemplated by this Agreement or the securities laws of any jurisdiction.
     3. REPRESENTATIONS AND WARRANTIES OF THE COMPANY.
     The Company represents and warrants to each of the Buyers that, except as set forth in the SEC Documents (as defined herein):
          (a) Organization and Qualification. The Company and its subsidiaries are corporations duly organized and validly existing in good standing under the laws of the jurisdiction in which they are incorporated, and have the requisite corporate power to own their properties and to carry on their business as now being conducted. Each of the Company and its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in every jurisdiction in which the nature of the business conducted by it makes such qualification necessary, except to the extent that the failure to be so qualified or be in good standing would not have a material adverse effect on the Company and its subsidiaries taken as a whole.
          (b) Authorization, Enforcement, Compliance with Other Instruments. (i) The Company has the requisite corporate power and authority to enter into and perform this Agreement, the Escrow Agreement and any related agreements, and to issue the Series F Preferred Stock in accordance with the terms hereof and thereof, (ii) the execution and delivery of this Agreement, the Escrow Agreement, and any related agreements by the Company and the consummation by it of the transactions contemplated hereby and thereby, including, without limitation, the issuance of the Series F Preferred Stock, has been duly authorized by the Company’s Board of Directors and no further consent or authorization is required by the Company, its Board of Directors or its stockholders, (iii) this Agreement, the Escrow Agreement, and any related agreements have been duly executed and delivered by the Company, (iv) this Agreement, the Escrow Agreement, and any related agreements constitute the valid and binding obligations of the Company enforceable against the Company in accordance with their terms, except as such enforceability may be limited by general principles of equity or applicable bankruptcy, insolvency, reorganization, moratorium, liquidation or similar laws relating to, or affecting generally, the enforcement of creditors’ rights and remedies.
          (c) Capitalization. The authorized capital stock of the Company consists of 5,000,000,000 shares of Common Stock, par value $0.001 per share and 3,000,000 shares of Preferred Stock. As of the date hereof the Company has 4,314,358,079 shares of Common Stock and no shares of Preferred Stock issued and outstanding. Except as disclosed in the SEC Documents (as defined in Section 3(f)), no shares of Common Stock are subject to preemptive rights or any other similar rights or any liens or encumbrances suffered or permitted by the Company. Except as disclosed in the SEC Documents, as of the date of this Agreement, (i) there are no outstanding options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, or contracts, commitments, understandings or arrangements by which the Company or any of its subsidiaries is or may become bound to issue additional shares of capital stock of the Company or any of its subsidiaries or options, warrants, scrip, rights to subscribe to, calls or commitments of any character whatsoever relating to, or securities or rights convertible into, any shares of capital stock of the Company or any of its subsidiaries, (ii) there are no outstanding debt securities and (iii) there are no agreements or arrangements under which the Company or any of its subsidiaries is obligated to register the sale of any of their securities under the 1933 Act and (iv) there are no registration statements pending. There are no securities or instruments containing anti-dilution or similar provisions that will be

4

triggered by the issuance of the Series F Preferred Stock as described in this Agreement. The Company has furnished to the Buyer true and correct copies of the Company’s Certificate of Incorporation, as amended and as in effect on the date hereof (the “Certificate of Incorporation”), and the Company’s By-laws, as in effect on the date hereof (the “By-laws”), and the terms of all securities convertible into or exercisable for Common Stock and the material rights of the holders thereof in respect thereto other than stock options issued to employees and consultants.
          (d) Issuance of Securities. The Series F Preferred Stock is duly authorized and, upon issuance in accordance with the terms hereof, shall be duly issued, fully paid and nonassessable, are free from all taxes, liens and charges with respect to the issue thereof.
          (e) No Conflicts. Except as disclosed in the SEC Documents, the execution, delivery and performance of this Agreement, and the Escrow Agreement by the Company and the consummation by the Company of the transactions contemplated hereby will not (i) result in a violation of the Certificate of Incorporation, any certificate of designations of any outstanding series of preferred stock of the Company or the By-laws or (ii) conflict with or constitute a default (or an event which with notice or lapse of time or both would become a default) under, or give to others any rights of termination, amendment, acceleration or cancellation of, any agreement, indenture or instrument to which the Company or any of its subsidiaries is a party, or result in a violation of any law, rule, regulation, order, judgment or decree (including federal and state securities laws and regulations and the rules and regulations of The National Association of Securities Dealers Inc.’s Over-The-Counter Bulletin Board on which the Common Stock is quoted) applicable to the Company or any of its subsidiaries or by which any property or asset of the Company or any of its subsidiaries is bound or affected. Except as disclosed in the SEC Documents, neither the Company nor its subsidiaries is in violation of any term of or in default under its Certificate of Incorporation or By-laws or their organizational charter or by-laws, respectively, or any material contract, agreement, mortgage, indebtedness, indenture, instrument, judgment, decree or order or any statute, rule or regulation applicable to the Company or its subsidiaries. The business of the Company and its subsidiaries is not being conducted, and shall not be conducted in violation of any material law, ordinance, or regulation of any governmental entity. Except as specifically contemplated by this Agreement and as required under the 1933 Act and any applicable state securities laws, the Company is not required to obtain any consent, authorization or order of, or make any filing or registration with, any court or governmental agency in order for it to execute, deliver or perform any of its obligations under or contemplated by this Agreement in accordance with the terms hereof or thereof. Except as disclosed in the SEC Documents, all consents, authorizations, orders, filings and registrations which the Company is required to obtain pursuant to the preceding sentence have been obtained or effected on or prior to the date hereof. The Company and its subsidiaries are unaware of any facts or circumstance, which might give rise to any of the foregoing.
          (f) SEC Documents: Financial Statements. Since January 1, 2004, the Company has filed all reports, schedules, forms, statements and other documents required to be filed by it with the SEC under the Securities Exchange Act of 1934, as amended (the “1934 Act”) (all of the foregoing filed prior to the date hereof or amended after the date hereof and all exhibits included therein and financial statements and schedules thereto and documents incorporated by reference therein, being hereinafter referred to as the “SEC Documents”). The Company has delivered to the Buyers or their representatives, or made available through the SEC’s website at http://www.sec.gov., true and complete copies of the SEC Documents. As of their respective dates, the financial statements of the Company disclosed in the SEC Documents (the “Financial Statements”) complied as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto. Such financial statements have been prepared in accordance with generally accepted accounting principles, consistently applied, during the periods involved (except (i) as may be otherwise indicated in such Financial Statements or the notes thereto, or (ii) in the case of unaudited interim statements, to the extent they may exclude footnotes or may be condensed or summary statements) and, fairly present in all material respects the financial position of the Company as of the dates thereof and the results of its operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal year-end audit adjustments). No other information provided by or on behalf of the Company to the Buyer which is not included in the SEC Documents, including, without limitation, information referred to in this Agreement, contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

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          (g) 10(b)-5. The SEC Documents do not include any untrue statements of material fact, nor do they omit to state any material fact required to be stated therein necessary to make the statements made, in light of the circumstances under which they were made, not misleading.
          (h) Absence of Litigation. Except as disclosed in the SEC Documents, there is no action, suit, proceeding, inquiry or investigation before or by any court, public board, government agency, self-regulatory organization or body pending against or affecting the Company, the Common Stock or any of the Company’s subsidiaries, wherein an unfavorable decision, ruling or finding would (i) have a material adverse effect on the transactions contemplated hereby, (ii) adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, this Agreement or any of the documents contemplated herein, or (iii) except as expressly disclosed in the SEC Documents, have a material adverse effect on the business, operations, properties, financial condition or results of operation of the Company and its subsidiaries taken as a whole.
          (i) Acknowledgment Regarding Buyer’s Purchase of the Series F Preferred Stock . The Company acknowledges and agrees that the Buyer(s) is acting solely in the capacity of an arm’s length purchaser with respect to this Agreement and the transactions contemplated hereby. The Company further acknowledges that the Buyer(s) is not acting as a financial advisor or fiduciary of the Company (or in any similar capacity) with respect to this Agreement and the transactions contemplated hereby and any advice given by the Buyer(s) or any of their respective representatives or agents in connection with this Agreement and the transactions contemplated hereby is merely incidental to such Buyer’s purchase of the Series F Preferred Stock. The Company further represents to the Buyer that the Company’s decision to enter into this Agreement has been based solely on the independent evaluation by the Company and its representatives.
          (j) No General Solicitation. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf, has engaged in any form of general solicitation or general advertising (within the meaning of Regulation D under the 1933 Act) in connection with the offer or sale of the Series F Preferred Stock.
          (k) No Integrated Offering. Neither the Company, nor any of its affiliates, nor any person acting on its or their behalf has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require registration of the Series F Preferred Stock under the 1933 Act or cause this offering of the Series F Preferred Stock to be integrated with prior offerings by the Company for purposes of the 1933 Act.
          (l) Employee Relations. Neither the Company nor any of its subsidiaries is involved in any labor dispute nor, to the knowledge of the Company or any of its subsidiaries, is any such dispute threatened. None of the Company’s or its subsidiaries’ employees is a member of a union and the Company and its subsidiaries believe that their relations with their employees are good.
          (m) Intellectual Property Rights. The Company and its subsidiaries own or possess adequate rights or licenses to use all trademarks, trade names, service marks, service mark registrations, service names, patents, patent rights, copyrights, inventions, licenses, approvals, governmental authorizations, trade secrets and rights necessary to conduct their respective businesses as now conducted. The Company and its subsidiaries do not have any knowledge of any infringement by the Company or its subsidiaries of trademark, trade name rights, patents, patent rights, copyrights, inventions, licenses, service names, service marks, service mark registrations, trade secret or other similar rights of others, and, to the knowledge of the Company there is no claim, action or proceeding being made or brought against, or to the Company’s knowledge, being threatened against, the Company or its subsidiaries regarding trademark, trade name, patents, patent rights, invention, copyright, license, service names, service marks, service mark registrations, trade secret or other infringement; and the Company and its subsidiaries are unaware of any facts or circumstances which might give rise to any of the foregoing.
          (n) Environmental Laws. The Company and its subsidiaries are (i) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), (ii) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (iii) are in compliance with all terms and conditions of any such permit, license or approval.

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          (o) Title. Any real property and facilities held under lease by the Company and its subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not interfere with the use made and proposed to be made of such property and buildings by the Company and its subsidiaries.
          (p) Insurance. The Company does not maintain any insurance.
          (q) Regulatory Permits. The Company and its subsidiaries possess all material certificates, authorizations and permits issued by the appropriate federal, state or foreign regulatory authorities necessary to conduct their respective businesses, and neither the Company nor any such subsidiary has received any notice of proceedings relating to the revocation or modification of any such certificate, authorization or permit.
          (r) Internal Accounting Controls. The Company and each of its subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain asset accountability, and (iii) the recorded amounts for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.
          (s) No Material Adverse Breaches, etc. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation which in the judgment of the Company’s officers has or is expected in the future to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries. Except as set forth in the SEC Documents, neither the Company nor any of its subsidiaries is in breach of any contract or agreement which breach, in the judgment of the Company’s officers, has or is expected to have a material adverse effect on the business, properties, operations, financial condition, results of operations or prospects of the Company or its subsidiaries.
          (t) Tax Status. The Company and each of its subsidiaries has made and filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which it is subject and (unless and only to the extent that the Company and each of its subsidiaries has set aside on its books provisions reasonably adequate for the payment of all unpaid and unreported taxes) has paid all taxes and other governmental assessments and charges that are material in amount, shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and has set aside on its books provision reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Company know of no basis for any such claim.
          (u) Certain Transactions. Except as set forth in the SEC Documents, and except for arm’s length transactions pursuant to which the Company makes payments in the ordinary course of business upon terms no less favorable than the Company could obtain from third parties and other than the grant of stock options disclosed in the SEC Documents, none of the officers, directors, or employees of the Company is presently a party to any transaction with the Company (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Company, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.
          (v) Rights of First Refusal. The Company is not obligated to offer the securities offered hereunder on a right of first refusal basis or otherwise to any third parties including, but not limited to, current or former shareholders of the Company, underwriters, brokers, agents or other third parties.

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     4. COVENANTS.
          (a) Best Efforts. Each party shall use its best efforts to timely satisfy each of the conditions to be satisfied by it as provided in Sections 6 and 7 of this Agreement.
          (b) Reporting Status. Until (i) the date as of which the Buyer(s) shall have sold all of the Series F Preferred Stock are outstanding (the “Registration Period”), the Company shall file in a timely manner all reports required to be filed with the SEC pursuant to the 1934 Act and the regulations of the SEC there under, and the Company shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations there under would otherwise permit such termination.
          (c) Use of Proceeds. The Company will use the proceeds from the sale of the Series F Preferred Stock for general corporate and working capital purposes.
          (d) Fees and Expenses. Each of the Company and the Buyer(s) shall pay all costs and expenses incurred by such party in connection with the negotiation, investigation, preparation, execution and delivery of this Agreement, and the Escrow Agreement. The Buyer(s) shall be entitled to a ten percent (10%) discount on the Purchase Price.
          In addition, the Company shall pay to Yorkville Advisors Management, LLC a structuring fee of Fifteen Thousand Dollars ($15,000), which shall be paid and deducted from the gross proceeds of the Closing. This fee shall be deemed fully earned on the date hereof. The Company shall also pay a non-refundable due diligence fee of Five Thousand Dollars ($5,000).
          (e) Corporate Existence. So long as any of the Series F Preferred Stock remain outstanding, the Company shall not directly or indirectly consummate any merger, reorganization, restructuring, consolidation, sale of all or substantially all of the Company’s assets or any similar transaction or related transactions (each such transaction, a “Sale of the Company”) unless, prior to the consummation of a Sale of the Company, the Company makes appropriate provision to insure that, upon the consummation of such Sale of the Company, each of the holders of the Series F Preferred Stock will thereafter have the right to acquire and receive such shares of stock, securities or assets as may be issued or payable with respect to or in exchange for the number of shares of Common Stock immediately theretofore acquirable and receivable had such Sale of the Company not taken place. In any such case, the Company will make appropriate provision with respect to such holders’ rights and interests to insure that the provisions of this Section 4(e) will thereafter be applicable to the Series F Preferred Stock.
          (f) Transactions With Affiliates. So long as any Series F Preferred Stock is outstanding, the Company shall not, and shall cause each of its subsidiaries not to, enter into, amend, modify or supplement, or permit any subsidiary to enter into, amend, modify or supplement any agreement, transaction, commitment, or arrangement with any of its or any subsidiary’s officers, directors, person who were officers or directors at any time during the previous two (2) years, stockholders who beneficially own five percent (5%) or more of the Common Stock, or Affiliates (as defined below) or with any individual related by blood, marriage, or adoption to any such individual or with any entity in which any such entity or individual owns a five percent (5%) or more beneficial interest (each a “Related Party”), except for (a) customary employment arrangements and benefit programs on reasonable terms, (b) any investment in an Affiliate of the Company, (c) any agreement, transaction, commitment, or arrangement on an arms-length basis on terms no less favorable than terms which would have been obtainable from a person other than such Related Party, (d) any agreement transaction, commitment, or arrangement which is approved by a majority of the disinterested directors of the Company, for purposes hereof, any director who is also an officer of the Company or any subsidiary of the Company shall not be a disinterested director with respect to any such agreement, transaction, commitment, or arrangement. “Affiliate” for purposes hereof means, with respect to any person or entity, another person or entity that, directly or indirectly, (i) has a ten percent (10%) or more equity interest in that person or entity, (ii) has ten percent (10%) or more common ownership with that person or entity, (iii) controls that person or entity, or (iv) shares common control with that person or entity. “Control” or “controls” for purposes hereof means that a person or entity has the power, direct or indirect, to conduct or govern the policies of another person or entity.

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          (g) Restriction on Issuance of Common Stock or Preferred Stock. So long as any Series F Preferred Stock is outstanding, the Company shall not, without the prior written consent of the Buyer(s), (i) issue or sell shares of Common Stock or Preferred Stock with or without consideration, (ii) issue any warrant, option, right, contract, call, or other security instrument granting the holder thereof, the right to acquire Common Stock with or without consideration, (iii) enter into any security instrument granting the holder a security interest in any and all assets of the Company, or (iv) file any registration statement on Form S-8. The foregoing restriction shall not apply to any issuances C. Thomas McMillen, employees, advisory committee members or directors under a stock option plan that will be authorized to issue no more than Eight Hundred Sixty Million (860,000,000) shares of Common Stock.
          (h) Increase the Authorized Shares of Common Stock. The Board of Directors and officers of the Company shall recommend for and vote for approval of the increase of the number of authorized shares of Common Stock of the Company to 20 billion shares.
     5. INTENTIONALLY NOT USED.
     6. CONDITIONS TO THE COMPANY’S OBLIGATION TO SELL.
     The obligation of the Company hereunder to issue and sell the Series F Preferred Stock to the Buyer(s) at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Company’s sole benefit and may be waived by the Company at any time in its sole discretion:
          (a) Each Buyer shall have executed this Agreement and the Escrow Agreement and delivered the same to the Company.
          (b) The Buyer(s) shall have delivered to the Escrow Agent the Purchase Price for the Series F Preferred Stock in respective amounts as set forth next to each Buyer as outlined on Schedule I attached hereto and the Escrow Agent shall have delivered such funds to the Company by wire transfer of immediately available U.S. funds pursuant to the wire instructions provided by the Company.
          (c) The representations and warranties of the Buyer(s) shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date), and the Buyer(s) shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Buyer(s) at or prior to the Closing Date.
     7. CONDITIONS TO THE BUYER’S OBLIGATION TO PURCHASE.
     The obligation of the Buyer(s) hereunder to purchase the Series F Preferred Stock at the Closing is subject to the satisfaction, at or before the Closing Date, of each of the following conditions, provided that these conditions are for the Buyer’s sole benefit and may be waived by the Buyer(s) at any time in its sole discretion:
          (a) The Company shall have executed the Transaction Documents, and delivered the same to the Buyer(s).
          (b) The Common Stock shall be authorized for quotation on The National Association of Securities Dealers Inc.’s Over-The-Counter Bulletin Board, trading in the Common Stock shall not have been suspended for any reason.
          (c) The representations and warranties of the Company shall be true and correct in all material respects (except to the extent that any of such representations and warranties is already qualified as to materiality in Section 3 above, in which case, such representations and warranties shall be true and correct without further qualification) as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and

9

complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Company at or prior to the Closing Date. The Buyer shall have received a certificate, executed by the President of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Buyer including, without limitation an update as of the Closing Date regarding the representation contained in Section 3(c) above.
          (d) The Company shall have delivered to the Buyer(s) the Series F Preferred Stock in the respective amounts set forth opposite each Buyer(s) name on Schedule I attached hereto.
          (e) The Buyer(s) shall have received an opinion of counsel from Counsel to the Company in a form satisfactory to the Buyer(s).
          (f) The Company shall have provided to the Buyer(s) a certificate of good standing from the Secretary of State of Delaware.
          (g) The Company shall have obtained the approval of its board of directors to adopt the Certificate of Designation of Series F Preferred Stock.
          (h) The Company shall have filed the Certificate of Designation with the Secretary of the State of Delaware and shall have delivered the filed copy to the Buyer.
     8. INDEMNIFICATION.
          (a) In consideration of the Buyer’s execution and delivery of this Agreement and acquiring the Series F Preferred Stock hereunder, and in addition to all of the Company’s other obligations under this Agreement, the Company shall defend, protect, indemnify and hold harmless the Buyer(s) and each other holder of the Series F Preferred Stock, and all of their officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Buyer Indemnitees”) from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Buyer Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys’ fees and disbursements (the “Indemnified Liabilities”), incurred by the Buyer Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in this Agreement, the Escrow Agreement or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in this Agreement, the Escrow Agreement or any other certificate, instrument or document contemplated hereby or thereby, or (c) any cause of action, suit or claim brought or made against such Indemnitee and arising out of or resulting from the execution, delivery, performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Indemnitees, any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Series F Preferred Stock or the status of the Buyer or holder of the Series F Preferred Stock, as a Buyer of Series F Preferred Stock in the Company. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.
          (b) In consideration of the Company’s execution and delivery of this Agreement, and in addition to all of the Buyer’s other obligations under this Agreement, the Buyer shall defend, protect, indemnify and hold harmless the Company and all of its officers, directors, employees and agents (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the “Company Indemnitees”) from and against any and all Indemnified Liabilities incurred by the Indemnitees or any of them as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Buyer(s) in this Agreement, or any certificate, instrument or document contemplated hereby or thereby executed by the Buyer, (b) any breach of any covenant, agreement or obligation of the Buyer(s) contained in this Agreement or any other certificate, instrument or document contemplated hereby or thereby executed by the Buyer, or (c) any cause of action, suit or claim brought or made against such Company Indemnitee based on material misrepresentations or due to a material breach and arising out of or resulting from the execution, delivery,

10

performance or enforcement of this Agreement or any other instrument, document or agreement executed pursuant hereto by any of the Company Indemnitees. To the extent that the foregoing undertaking by each Buyer may be unenforceable for any reason, each Buyer shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities, which is permissible under applicable law.
9. GOVERNING LAW: MISCELLANEOUS.
          (a) Governing Law. This Agreement shall be governed by and interpreted in accordance with the laws of the State of New Jersey without regard to the principles of conflict of laws. The parties further agree that any action between them shall be heard in Hudson County, New Jersey, and expressly consent to the jurisdiction and venue of the Superior Court of New Jersey, sitting in Hudson County and the United States District Court for the District of New Jersey sitting in Newark, New Jersey for the adjudication of any civil action asserted pursuant to this Paragraph.
          (b) Counterparts. This Agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party. In the event any signature page is delivered by facsimile transmission, the party using such means of delivery shall cause four (4) additional original executed signature pages to be physically delivered to the other party within five (5) days of the execution and delivery hereof.
          (c) Headings. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.
          (d) Severability. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.
          (e) Entire Agreement, Amendments. This Agreement supersedes all other prior oral or written agreements between the Buyer(s), the Company, their affiliates and persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor any Buyer makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be waived or amended other than by an instrument in writing signed by the party to be charged with enforcement.
          (f) Notices. Any notices, consents, waivers, or other communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered (i) upon receipt, when delivered personally; (ii) upon confirmation of receipt, when sent by facsimile; (iii) three (3) days after being sent by U.S. certified mail, return receipt requested, or (iv) one (1) day after deposit with a nationally recognized overnight delivery service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

If to the Company, to:	Celerity Systems, Inc.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203
Attention: C. Thomas McMillen
Telephone: (703) 528-7073
Facsimile: (703) 528 0956

11

With a copy to:	Kirkpatrick & Lockhart Nicholson Graham, LLP
201 South Biscayne Boulevard, Suite 2000
Miami, Florida 33131
Attention: Clayton E. Parker, Esq.
Telephone: (305) 539-3306
Facsimile: (305) 358-7095

If to the Investor:	At the address listed on Schedule I.

With Copy to:	Cornell Capital Partners, LP
101 Hudson Street –Suite 3700
Jersey City, NJ 07302
Attention: Troy Rillo, Esq.
Senior Vice-President
Telephone: (201) 985-8300
Facsimile: (201) 985-8266
     If to the Buyer(s), to its address and facsimile number on Schedule I, with copies to the Buyer’s counsel as set forth on Schedule I. Each party shall provide five (5) days’ prior written notice to the other party of any change in address or facsimile number.
          (g) Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns. Neither the Company nor any Buyer shall assign this Agreement or any rights or obligations hereunder without the prior written consent of the other party hereto.
          (h) No Third Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
          (i) Survival. Unless this Agreement is terminated under Section 11(l), the representations and warranties of the Company and the Buyers contained in Sections 2 and 3, the agreements and covenants set forth in Sections 4 and 10, and the indemnification provisions set forth in Section 8, shall survive the Closing for a period of one (1) year following the date on which the Series F Preferred Stock are converted in full. The Buyer(s) shall be responsible only for its own representations, warranties, agreements and covenants hereunder.
          (j) Publicity. The Company and the Buyer(s) shall have the right to approve, before issuance any press release or any other public statement with respect to the transactions contemplated hereby made by any party; provided, however, that the Company shall be entitled, without the prior approval of the Buyer(s), to issue any press release or other public disclosure with respect to such transactions required under applicable securities or other laws or regulations (the Company shall use its best efforts to consult the Buyer(s) in connection with any such press release or other public disclosure prior to its release and Buyer(s) shall be provided with a copy thereof upon release thereof).
          (k) Further Assurances. Each party shall do and perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.
          (l) Termination. In the event that the Closing shall not have occurred with respect to the Buyers on or before five (5) business days from the date hereof due to the Company’s or the Buyer’s failure to satisfy the conditions set forth in Sections 6 and 7 above (and the non-breaching party’s failure to waive such unsatisfied condition(s)), the non-breaching party shall have the option to terminate this Agreement with respect to such breaching party at the close of business on such date without liability of any party to any other party.

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          (m) No Strict Construction. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
[REMAINDER PAGE INTENTIONALLY LEFT BLANK]

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     IN WITNESS WHEREOF, the Buyers and the Company have caused this Securities Purchase Agreement to be duly executed as of the date first written above.

COMPANY:
CELERITY SYSTEMS, INC.

By:	/s/ C. Thomas McMillen
Name:	C. Thomas McMillen
Title:	Chief Executive Officer

14

SCHEDULE I
SCHEDULE OF BUYERS

		Address/Facsimile	Amount of
Name	Signature	Number of Buyer	Subscription
Cornell Capital	By: Yorkville Advisors, LLC	101 Hudson Street – Suite
Partners, LP		3700	$1,000,000.00
	Its: General Partner	Jersey City, NJ 07303
Facsimile: (201)
985-8266

By: /s/ Mark A. Angelo

Name: Mark A. Angelo
Its: Portfolio Manager

EXHIBIT D
CERTIFICATE OF AMENDMENT

CERTIFICATE OF AMENDMENT
TO THE CERTIFICATE OF INCORPORATION
OF CELERITY SYSTEMS, INC., A DELAWARE CORPORATION
     The Corporation organized and existing under and by virtue of the Delaware General Corporation Law (“DGCL”) does hereby certify:
     FIRST: That at a meeting of the Directors of Celerity Systems, Inc., resolutions were duly adopted setting forth proposed amendments to the Certificate of Incorporation of said corporation, declaring said amendments to be advisable and calling a meeting of the stockholders of said Corporation for consideration thereof. The resolutions setting forth the proposed amendments are as follows:
     RESOLVED, that the Certificate of Incorporation of the Corporation shall be amended by changing Article FIRST thereof such that, as amended, said Article shall be and read as follows:
     The name of the Corporation is Homeland Security Capital Corporation.
     RESOLVED, that the first sentence of Article FOURTH shall be deleted in its entirety and replaced with the following provision, so that, as amended, said first sentence of Article FOURTH shall read in its entirety as follows:
The total number of shares of capital stock that the Corporation has authority to issue is (i) twenty billion (20,000,000,000) shares of common stock with a par value of $0.001 per share (the “Common Stock”); and (ii) three million (3,000,000) shares of Preferred Stock with a par value of $0.01 per share (the “Designated Preferred Stock”).
     SECOND: That thereafter, pursuant to resolution of its Board of Directors, a special meeting of the stockholders of the Corporation was duly called and held upon notice in accordance with Section 222 of the DGCL at which meeting the necessary number of shares as required by statute were voted in favor of the amendment.
     THIRD: That said amendment was duly adopted in accordance with the provisions of Section 242 of the DGCL.
     FOURTH: That the capital of the Corporation shall not be reduced under or by reason of said amendments.
     IN WITNESS WHEREOF, said Corporation has caused this certificate to be signed this 14th day of October, 2005.

By:	/s/ C. Thomas McMillen
President and Chief Executive Officer

EXHIBIT E
PREFERRED STOCK FINANCING TERM SHEET

CORNELL CAPITAL PARTNERS, LP
101 HUDSON STREET, SUITE 3700
JERSEY CITY, NEW JERSEY 07302
August 29, 2005
PREFERRED STOCK
     On the terms and subject to the conditions set forth below, Cornell Capital Partners, LP (the “Investor”) will commit to purchase $1.0 million of preferred stock from Celerity Systems Inc. (the “Issuer”) on the principal terms set forth below. This letter is binding and the parties will enter into formal agreements setting forth their respective rights and obligations. Such agreements will contain customary representations, warranties and indemnifications. The material terms of the offering are set forth below:

Issuer	Celerity Systems Inc. (CESY)

Investor	Cornell Capital Partners, LP

Securities	Preferred Stock (“Preferred”)

Amount	$1,000,000 (“Commitment Amount”) which will be disbursed on the Closing Date

Dividend Rate	0% per annum although if the outstanding shares of the company become less than 4 billion shares prior to conversion, the Preferred will accrue a dividend at 12% per annum.

Liquidation Preference	$100,000

Closing Date	The closing date will be the date on which definitive documents are signed by and between the Issuer and Investor (“Closing Date”). It is estimated that the Closing Date shall take place within a reasonable amount of time from the execution of this term sheet, notwithstanding any and all due diligence and documentation issues that can arise.

Redemption	The Issuer shall have the right to redeem the Preferred upon three (3) business days prior written notice, any or all-outstanding Preferred remaining in its sole discretion. The redemption price shall be one hundred twenty-five percent (125%) of the face amount redeemed plus accrued dividends.

December 13, 2005

Conversion	Upon termination of the Issuer’s status as a business development company under the Investment Company Act of 1940, the Preferred will become convertible. At such time, the Investor shall have the right to convert the Preferred including accrued dividends, at its sole option and at any time, into Common Stock of the Issuer at a fixed conversion price equal to $0.001 per share (“Conversion Price”).

In no event shall the number of shares issuable to the Investor cause the aggregate number of shares of common stock beneficially owned by the Investor and its affiliates exceed four and 9/10 percent (4.9%) of the then outstanding common stock of the company.

Registration Rights	Promptly, but no later than forty-five (45) calendar days from the Closing Date, the Issuer shall file a registration statement with the United States Securities & Exchange Commission (“SEC”) for the Preferred and Warrants (see below) and use its best efforts to ensure that such registration statement is declared effective within one hundred twenty (120) calendar days from the Closing Date. In the event the registration statement is not declared effective within one hundred twenty (120) calendar days, then the Issuer shall pay to the Investors a cash amount within 3 business days of the end of the month equal to two percent (2.0%) per month of the Liquidation Value of the Preferred outstanding as liquidated damages and not as a penalty. The Issuer shall keep the registration statement “Evergreen” for the life of the Convertible. The Issuer shall use a recommended law firm to file the registration statement.

Due Diligence Fee	The Issuer shall pay the Investor at closing a due diligence fee of $5,000 in connection with this transaction.

Structuring Fee	The Issuer shall pay the Investor at closing a structuring fee of $15,000 in connection with this transaction. The Issuer shall be responsible for all of its own fees and expenses incurred in connection with the documentation and closing of this transaction.

December 13, 2005

Banker Fee	For its services, the Issuer shall pay the Investor a commitment fee of 10% of the Commitment Amount, which shall be paid proportionally upon each disbursement.

Share Issuance	At all times, the Issuer shall keep available Common Stock duly authorized for issuance against the Preferred including the Escrow Shares. If at any time, the Issuer does not have available an amount of authorized and non-issued Common Stock necessary to satisfy issuance of the Escrow Shares, the Issuer shall call and hold a special meeting within thirty (30) days of such occurrence, for the sole purpose of increasing the number of shares of Common Stock authorized. Management of the Issuer shall recommend to shareholders to vote in favor of increasing the number of Common Stock authorized. Management shall also vote all of its shares in favor of increasing the number of Common Stock authorized.

Short Selling	Neither the Investor nor its affiliates has an open short position in the Common Stock of the Issuer, and the Investor agrees that it will not, and that it will cause its affiliates not to, engage in any short sales of, or hedging transactions with respect to the Common Stock.

Confidentiality	The existence of this term sheet and the individual terms and conditions are of a confidential nature and shall not be disclosed to anyone, except the Issuer, the Issuer’s management and its Board of Directors and its legal and accounting advisors.

December 13, 2005

     If the terms and conditions contained herein are satisfactory, please sign as indicated below. We appreciate this opportunity to work with you on this investment. We look forward to an expeditious and successful closing of this transaction.

Sincerely,

CORNELL CAPITAL PARTNERS, LP

By: Yorkville Advisors Management, LLC
Its: General Partner

		By:	/s/ Mark Angelo

Name: Mark Angelo
Title: Portfolio Manager

AGREED TO AND ACCEPTED:

Celerity Systems Inc.

By:	/s/ Rob Legnosky

Name: Rob Legnosky
Title: Chief Executive Officer

Dated: August 29, 2005

EXHIBIT F
SEDA FINANCING TERM SHEET

Exhibit F
CORNELL CAPITAL PARTNERS, LP
101 HUDSON STREET, SUITE 3700
JERSEY CITY, NEW JERSEY 07302
August 29, 2005
SEDA
     On the terms and subject to the conditions set forth below, Cornell Capital Partners, LP (the “Investor”) will commit to purchase up to $50.0 million of common stock of Celerity Systems Inc. (the “Issuer”) on the principal terms set forth below. This letter is binding and the parties will enter into formal agreements setting forth their respective rights and obligations. Such agreements will contain customary representations, warranties and indemnifications. The material terms of the offering are set forth below:

Issuer	Celerity Systems Inc. (CESY)

Investor	Cornell Capital Partners, LP

Securities	Common Stock

Commitment Amount	The Investor shall commit to purchase up to $50,000,000 of Common Stock of the Issuer over the course of 24 months after an effective registration of the Common Stock. The Issuer shall have the right, but not the obligation, to sell Common Stock to the Investor. Each right to sell Common Stock is called an “Advance.” Each Advance may be up to $1,000,000.

Advance Notice	In order to request an Advance, the Issuer will submit a written notice (an “Advance Notice”) to the Investor. The Advance Notice will specify the amount of the Advance. Advance Notices may be delivered to the Investor every 7 trading days after the Common Stock is registered with the Securities and Exchange Commission. The date the Advance Notice is delivered to the Investor is called an “Advance Notice Date.”

Purchase Price	The Issuer will sell to the Investor the Common Stock at a purchase price equal to 98% of the Market Price. The “Market Price” is the lowest closing bid price (“VWAP”) of the Common Stock during the five consecutive trading days after the Advance Notice Date (the “Pricing Period”).

Advance Date	The Advance Date is the date on which the sale of the Common Stock and the payment of the Purchase Price are completed. Each Advance Date will be on the first trading day after the end of the relevant Pricing Period. On each Advance Date, the Issuer will cause the delivery of whole shares of common stock to the Investor or its designees via DWAC, against payment therefore to the Issuer’s designated account by wire transfer of immediately available funds (provided that the shares of stock are received by the Investor no later than 1:00 pm EST) or next day available funds if the shares are received thereafter.

No Short Sales	The Investor will not, and that it will cause its affiliates not to, engage in any short sales with respect to the Common Stock.

Registration Rights	The Issuer shall file a registration statement with the Securities and Exchange Commission to register the shares of common stock to be issued to the Investor. The Issuer shall use its best effort to get the registration statement effective. The Issuer shall continuously maintain the effectiveness of the registration statement for a period of 24 months after the effective date. The Issuer shall pay all offering expenses in connection with the registration.

Structuring Fee	The Issuer shall pay the Investor a structuring fee in connection with this transaction of $10,000 upon closing. The Issuer shall be responsible for all of its own fees and expenses incurred in connection with the documentation and closing of this transaction.

Commitment Fee	Upon closing, the Issuer shall issue to the Investor restricted shares and/or warrants of the Issuer’s common stock in an amount equal to 2% of the Commitment Amount based on a share price of $0.001 per share. The day of closing is the day the definitive documents are signed by both parties. These shares and warrants shall have “piggy-back” and demand registration rights.

The number of restricted shares issued will be limited to less than 4.9% of the total outstanding shares of the Issuer at closing. To the extent that the Commitment Fee exceeds the value of the restricted shares, the difference will be issued in the form of warrants with a strike price of $0.001 per share. The number of warrants will be determined by dividing the remaining portion of the Commitment Fee by the difference between closing bid price on the day prior to the Closing Date and $0.001 per share.

Commission	Upon each Advance, the Investor shall receive directly from escrow cash compensation equal to five percent (5%) of the gross proceeds of such Advance.

Condition	Issuer will agree to exchange approximately 800 million shares of common stock owned by Investor for convertible preferred stock that is convertible into 800 million shares of common stock with registration rights. The preferred stock will be subject to a cap whereby at no time will the Investor be able to convert into greater than 9.9% of the outstanding common stock of the Issuer.

Issuer will terminate its status as a business development company under the Investment Company Act of 1940.

Confidentiality	The existence of this term sheet and the individual terms and conditions are of a confidential nature and shall not be disclosed to anyone, except to the Issuer, the Investor and their respective legal advisors.

     If the terms and conditions contained herein are satisfactory, please sign as indicated below. We appreciate this opportunity to work with you. We look forward to an expeditious and successful closing of this transaction.

Sincerely,

CORNELL CAPITAL PARTNERS, LP

By: Yorkville Advisors Management, LLC
Its: General Partner

		By:	/s/ Mark Angelo

Name: Mark Angelo
Title: Portfolio Manager
By: Yorkville Advisors Management, LLC
Its: General Partner

AGREED TO AND ACCEPTED:

Celerity Systems Inc.

By:	/s/ Rob Legnosky

Name: Rob Legnosky
Title: Chief Executive Officer

Dated: August 29, 2005

EXHIBIT G
2005 STOCK OPTION PLAN

CELERITY SYSTEMS, INC.
STOCK OPTION PLAN
1. Purpose of the Plan
The purpose of this Stock Option Plan (this “Plan”) is to advance the interests of Celerity Systems, Inc. (the “Company”) by providing to directors of the Company and to key employees of the Company who have substantial responsibility for the direction and management of the Company additional incentives to exert their best efforts on behalf of the Company, to increase their proprietary interest in the success of the Company, to reward outstanding performance and to provide a means to attract and retain persons of outstanding ability to the service of the Company. Options granted under this Plan may qualify as incentive stock options (“ISOs”), as defined in Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).
2. Administration
This Plan shall be administered by a committee (the “Committee”) comprised of at least two members of the Company’s Board of Directors who each shall be (a) a “non-employee director,” as defined in Rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended, unless administration of the Plan by “non-employee directors” is not then required for exemptions under Rule 16b-3 to apply to transactions under the Plan, (b) not an “interested person,” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “Act”), and (c) an “outside director” as defined under Section 162(m) of the Code, unless the action taken pursuant to the Plan is not required to be taken by “outside directors” to qualify for tax deductibility under Section 162(m) of the Code. The Committee shall interpret this Plan and, to the extent and in the manner contemplated herein, shall exercise the discretion reserved to it hereunder. The Committee may prescribe, amend and rescind rules and regulations relating to this Plan and to make all other determinations necessary for its administration. The decision of the Committee on any interpretation of this Plan or administration hereof, if in compliance with the provisions of the Act and regulations promulgated thereunder, shall be final and binding with respect to the Company, any optionee or any person claiming to have rights as, or on behalf of, any optionee.
3. Shares Subject to the Plan
The shares subject to option and the other provisions of this Plan shall be shares of the Company’s common stock, par value $.001 per share (the “shares”). Subject to the provisions hereof concerning adjustment, the total number of shares that may be purchased upon the exercise or surrender of stock options granted under this Plan shall not exceed 720,000,000 shares, which includes all shares with respect to which options have been granted or surrendered for payment in cash or other consideration pursuant to this Plan. In the event any option shall cease to be exercisable in whole or in part for any reason, the shares which were covered by such option, but as to which the option had been exercised, shall again be available under this Plan. Shares may be made available from authorized, unissued or reacquired stock or partly from each.
4. Participants
(a) Key Employees. The Committee shall determine and designate from time to time those key employees of the Company who shall be eligible to participate in this Plan. The Committee shall also determine the number of shares to be offered from time to time to each optionee. In making these determinations, the Committee shall take into account the past service of each such officer to the Company, the present and potential contributions of such officer to the success of the Company and such other factors as the Committee shall deem relevant in connection with accomplishing the purposes of this Plan; provided that the Committee shall determine that each grant of options to an optionee, the number of shares offered thereby and the terms of such option are in the best interests of the Company and its shareholders. The date on which the Committee approves the grant of any option to an officer of the Company shall be the date of issuance of such option. The agreement documenting the award of any option granted pursuant to this paragraph 4(a) shall contain such terms and conditions as the Committee shall deem advisable, including but not limited to being exercisable only in such installments as the Committee may determine.

(b) Non-Employee Directors. Non-employee directors will be eligible to participate in the Plan upon issuance of an order by the Securities and Exchange Commission pursuant to Section 61(a)(3)(B)(i)(II) of the Act and then only in accordance with the terms and conditions of such order.
(c) Option Agreements. Agreements evidencing options granted to different optionees or at different times need not contain similar provisions. Options that are intended to be ISOs will be designated as such; any option not so designated will be treated as a nonqualified stock option.
5. Option Price
Each option agreement shall state the price at which the subject option may be exercised, which shall not be less than the current fair market value of the shares at the date of issuance of an option; provided, that the exercise price of any option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares shall not be less than 110% of such current fair market value.
6. Option Period
Each option agreement shall state the period or periods of time within which the subject option may be exercised, in whole or in part, by the optionee as may be determined by the Committee; provided, that the option period shall not exceed 10 years from the date of issuance of the option and, in the case of an option that is intended to be an ISO and that is granted to a holder of 10% or more of the Company’s shares, shall not exceed five years.
7. Payment for Shares
Full payment for shares purchased shall be made at the time of exercising the option in whole or in part. Payment of the purchase price shall be made in cash (including check, bank draft or money order).
8. Transferability of Options
Options shall not be transferable other than by will, intestacy, or as otherwise permitted by the Act, provided that a transfer will not be permitted to the extent that it would result in adverse tax consequences for the optionee under Section 83 or Section 422 of the Code.
9. Termination of Options
All rights to exercise options shall terminate one-hundred eighty days (180) after any optionee ceases to be a director or a key employee of the Company except as otherwise provided by the Committee in an option agreement, and no options will vest after an optionee’s termination date. Notwithstanding the foregoing, however, where an optionee’s service as a director or key employee of the Company terminates as a result of the optionee’s death or his total and permanent disability, the optionee or the executors or administrators or legatees or distributees of the estate, as the case may be, shall have the right, from time to time within one (1) year after the optionee’s total and permanent disability or death and prior to the expiration of the term of the option, to exercise any portion of the option not previously exercised, in whole or in part, as provided in the respective option agreement.
10. Effect of Change in Stock Subject to the Plan
Subject to any required action by the shareholders of the Company and the provisions of applicable corporate law, the number of shares represented by the unexercised portion of an option, the number of shares which has been authorized or reserved for issuance hereunder, and the number of shares covered by any applicable vesting schedule hereunder, as well as the exercise price of a share represented by the unexercised portion of an option, shall be adjusted as determined by the Committee to reflect any merger, share exchange, reorganization, consolidation, recapitalization, reclassification, distribution, stock dividend, stock split, reverse stock split, split-up, spin-off, issuance of rights or warrants or other similar transaction or event affecting the shares after adoption of the Plan.

11. General Restriction
Each option shall be subject to the requirement that, if at any time the Board of Directors shall determine, in its discretion, that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting of such option or the issue or purchase of the shares thereunder, such option may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Company. Subject to the limitations of paragraph 6, no option shall expire during any period when exercise of such option has been prohibited by the Board of Directors or the rules and regulations of the Securities and Exchange Commission, including Regulation BTR, but shall be extended for such further period so as to afford the optionee a reasonable opportunity to exercise his option.
12. Miscellaneous Provisions
(a) No optionee shall have rights as a shareholder with respect to shares covered by his option until the date of exercise of his option.
(b) The granting of any option shall not impose upon the Company any obligation to appoint or to continue to appoint as a director or key employee any optionee, and the right of the Company to terminate the employment of any key employee or other employee, or service of any director, shall not be diminished or affected by reason of the fact that an option has been granted to such optionee.
(c) Options shall be evidenced by stock option agreements in such form and subject to the terms and conditions of this Plan as the Committee shall approve from time to time, consistent with the provisions of this Plan. Such stock option agreements may contain such other provisions, as the Committee in its discretion may deem advisable. In the case of any discrepancy between the terms of the Plan and the terms of any option agreement, the Plan provisions shall control.
(d) For purposes of the Plan, the fair market value means, with respect to a share, if the shares are then listed and traded on a national securities exchange or quoted on a national securities association, the closing sales price of a share on such exchange or association on the date of grant of an options. If the shares are not traded on a national securities exchange or association, then the fair market value, with respect to a share, shall mean the current net asset value of a share.
(e) The aggregate fair market value (determined as of the date of issuance of an option) of the shares with respect to which an option, or portion thereof, intended to be an ISO is exercisable for the first time by any optionee during any calendar year (under all incentive stock option plans of the Company) shall not exceed $100,000.
(f) All options issued pursuant to this Plan shall be granted within 10 years from the earlier of the date of adoption of this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) or the date this Plan (or any amendment thereto requiring shareholder approval pursuant to the Code) is approved by the shareholders of the Company.
(g) The grant of any option under this Plan in violation of the Act shall be null and void.
(h) A leave of absence granted to an employee does not constitute an interruption in continuous employment for purposes of this Plan as long as the leave of absence does not extend beyond one year.
(i) Any notices given in writing shall be deemed given if delivered in person or by certified mail; if given to the Company addressed to the Company’s Chief Financial Officer, 122 Perimeter Park Drive, Knoxville, TN 37922; and, if to an optionee, in care of the optionee at his or her last address on file with the Company.
(j) This Plan and all actions taken by those acting under this Plan shall be governed by the substantive laws of the State of Delaware without regard to any rules regarding conflict-of-law or choice-of-law.

(k) All costs and expenses incurred in the operation and administration of this Plan shall be borne by the Company.
13. Change of Control
In the event of a Change of Control (as hereinafter defined), all then-outstanding options will become fully vested and exercisable as of the Change of Control.
“Change in Control” means the occurrence of any of the following events:
(i) An acquisition in one or more transactions (other than directly from the Company) of any voting securities of the Company by any Person (as defined below) immediately after which such Person has Beneficial Ownership (as defined below) of fifty percent or more of the combined voting power of the Company’s then outstanding voting securities; provided, however, in determining whether a Change in Control has occurred, voting securities which are acquired in a “Non-Control Acquisition” (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A “Non-Control Acquisition” shall mean an acquisition by (A) an employee benefit plan (or a trust forming a part thereof) maintained by (I) the Company or (II) any corporation or other Person of which a majority of its voting power or its voting equity securities or equity interest is owned, directly or indirectly, by the Company (for purposes of this definition, a “Subsidiary”), (B) the Company or its Subsidiaries, or (C) any Person in connection with a “Non-Control Transaction” (as hereinafter defined);
(ii) The individuals who, as of the date hereof are members of the Board (the “Incumbent Board”), cease for any reason to constitute at least a majority of the members of the Board or, following a Merger (as defined below), the board of directors of the ultimate Parent Corporation (as defined below); provided, however, that if the election, or nomination for election by the Company’s common stockholders, of any new director was approved by a vote of at least a majority of the Incumbent Board (or, with respect to the directors who are not “interested persons” as defined in Act, by a majority of the directors who are not “interested persons” serving on the Incumbent Board), such new director shall, for purposes of this Plan, be considered as a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of an actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board (a “Proxy Contest”) including by reason of any agreement intended to avoid or settle any Proxy Contest; or
(iii) The consummation of:
     (A) A merger, consolidation or reorganization involving the Company (a “Merger”) or an indirect or direct subsidiary of the Company, or to which securities of the Company are issued, unless:
          (I) the stockholders of the Company, immediately before a Merger, own, directly or indirectly immediately following the Merger, more than fifty percent of the combined voting power of the outstanding voting securities of (1) the corporation resulting from the Merger (the “Surviving Corporation”) if fifty percent or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation is not Beneficially Owned, directly or indirectly, by another Person or group of Persons (a “Parent Corporation”), or (2) if there is one or more Parent Corporations, the ultimate Parent Corporation,
          (II) the individuals who were members of the Incumbent Board immediately prior to the execution of the agreement providing for a Merger constitute at least a majority of the members of the board of directors of (1) the Surviving Corporation or (2) the ultimate Parent Corporation, if the ultimate Parent Corporation, directly or indirectly, owns fifty percent or more of the combined voting power of the then outstanding voting securities of the Surviving Corporation, and
          (III) no Person other than (1) the Company, (2) any Subsidiary, (3) any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation, any Subsidiary, or the ultimate Parent Corporation, or (4) any Person who, together with its Affiliates (as defined below), immediately prior to a Merger had Beneficial Ownership of fifty percent or more of the then outstanding voting securities, owns, together with its Affiliates, Beneficial Ownership of fifty percent or more of the combined voting power of the then outstanding voting securities of (1) the Surviving Corporation or (2) the ultimate Parent Corporation.
Each transaction described in clauses (I) through (III) above shall herein be referred to as a “Non-Control Transaction.”
     (B) A complete liquidation or dissolution of the Company (other than where assets of the Company are transferred to or remain with a Subsidiary or Subsidiaries of the Company).
     (C) The direct or indirect sale or other disposition of all or substantially all of the assets of the Company to any Person (other than (1) a transfer to a Subsidiary, (2) under conditions that would constitute a Non-Control Transaction with the disposition of assets being regarded as a Merger for this purpose, or (3) the distribution to the Company’s stockholders of the stock of a Subsidiary or any other assets).
Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the “Subject Person”) acquired Beneficial Ownership of more than the permitted amount of the then outstanding voting securities as a result of the acquisition of voting securities by the Company which, by reducing the number of voting securities then outstanding, increases the proportional number of shares Beneficially Owned by the Subject Persons, provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of voting securities by the Company, and after such share acquisition by the Company, the Subject Person becomes the Beneficial Owner of any additional voting securities which increases the percentage of the then outstanding voting securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.
14. Amendment and Termination
The Board of Directors may modify, revise or terminate this Plan at any time and from time to time. While the Board of Directors may seek shareholder approval of an action modifying a provision of the Plan where it is determined that such shareholder approval is advisable under the provisions of applicable law, the Board of Directors shall be permitted to make any modification or revision to any provision of this Plan without shareholder approval. This Plan shall terminate when all shares reserved for issuance hereunder have been issued upon the exercise of options, or by action of the Board of Directors pursuant to this paragraph, whichever shall first occur.
15. Effective Date of the Plan
The Plan shall become effective upon the latest to occur of (1) adoption by the Board of Directors, and (2) approval of this Plan by the shareholders of the Company.

EXHIBIT H
FORM 10-K
FOR THE FISCAL YEAR ENDED DECEMBER 31, 2004

Exhibit H

U.S. SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 10-K
(Mark one)

ANNUAL REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the fiscal year ended December 31, 2004
OR

TRANSITION REPORT UNDER SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
For the transition period from                     to
Commission File No. 814-00631
CELERITY SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	52-2050585

(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

Celerity Systems, Inc.
146 Maryville Pike, Suite 201
Knoxville, Tennessee	37920

(Address of principal executive offices)	(Zip Code)

Issuer’s telephone number	(865) 539-5300

Securities registered under Section 12(b) of the Exchange Act:
Title of each Class Name of each exchange on which registered
Securities registered under Section 12(g) of the Exchange Act:
Common Stock, par value $.001 per share
(Title of Class)
Indicate by check mark whether the registrant (1) filed all reports required to be filed by Section 13 or 15(d) of the Securities Exchange Act of 1934 during the preceding 12 months (or for such shorter period that the registrant was required to file such reports), and (2) has been subject to such filing requirements for the past 90 days. Yes ☑ No ☐
Indicate by check mark if disclosure of delinquent filers in response to Item 405 of the Regulation S-X is not contained herein, and will not be contained, to the best of registrant’s knowledge, in any definitive proxy or information statements incorporated by reference in Part III of this Form 10-K or any amendment to this Form 10-K. ☐
Indicate by check mark whether the registrant is an accelerated filer (as defined in Rule 12b-2 of the Act). Yes ☐. No ☑.
The aggregate market value of common stock held by non-affiliates of the Registrant as of June 30, 2004 was approximately $3,973,837 based on the closing price on the Over-The-Counter Bulletin Board market. For purposes of this computation, shares held by certain stockholders and by directors and executive officers of the Registrant have been excluded. Such exclusion of shares held by such persons is not intended, nor shall it be deemed, to be an admission that such persons are affiliates of the Registrant. There were 4,796,102,805 shares of the Registrant’s common stock outstanding at March 28, 2005.
DOCUMENTS INCORPORATED BY REFERENCE
Not applicable

Unless otherwise indicated, the information in this annual report on form 10-K gives effect to the one-for-two-and-one-half reverse stock split of Celerity Systems’ common stock, par value $0.001 per share (the “Common Stock”) effected in August 1997 and the one-for-twenty reverse stock split effected in April, 2002. All references to “Celerity” or the “Company” contained in this Annual Report refer to Celerity Systems and its predecessor, Celerity Systems, Inc., a Tennessee corporation.
This Annual Report on Form 10-K contains forward-looking statements that involve certain risks and uncertainties. Celerity Systems’ actual results could differ materially from the results discussed in the forward-looking statements. See “Description of Business”, “Risk Factors” and “Forward-Looking Statements and Associated Risks.”

 i

PART I
ITEM 1. BUSINESS
Overview
Celerity Systems, Inc. (“Celerity”) is a business development company that has elected to be regulated pursuant to Section 54 of the Investment Company Act of 1940 (the “Investment Act”). A business development company is an investment company designed to assist eligible portfolio companies with capital formation and management advice. Accordingly, Celerity has changed its business plan to primarily seek investments in developing companies. Celerity was incorporated in Delaware on August 12, 1997. Celerity intends to focus its investments in developing companies, but does not intend to limit its focus its investments in any particular industry. Celerity intends to seek investments in companies that offer attractive investment opportunities.
On April 24, 2003, Celerity’s Board of Directors voted to be regulated pursuant to Section 54 of the Investment Act. The decision to be regulated pursuant to Section 54 of the Investment Act was made primarily to better reflect Celerity’s anticipated future business and for developing relationships. As a Business Development Company (“BDC”) under Section 54 of the Investment Act, Celerity is required to invest a portion of its assets into developing companies.
The types of securities in which Celerity may invest and the proportion of its assets which may be invested in each such type of security is to be left to the discretion of its Board of Directors. Celerity may, but is not required, to take a controlling position in its investment companies. Celerity’s policy with respect to any assets that are not required to be invested in eligible portfolio companies or other companies qualifying under Section 55 of the Investment Act, as well as with respect to investing as part of a group, is to be left to the discretion of its Board of Directors. Celerity will offer managerial assistance to each of its portfolio companies and reserves the right to be compensated by the portfolio companies at market rates for such services.
As of December 31, 2004, we had cash on hand of $1,863 and negative working capital of approximately $1,713,000. Our operations have been financed primarily from the sale of debt and equity securities. For the foreseeable future, we believe we may continue to rely on external capital to fund any acquisitions and operations.
Investments
Celerity has two investments, one in a wholly owned subsidiary called Celerity Systems, Inc., a Nevada corporation (“Celerity-Nevada”) and the other a minority interest in Yorkville Advisors Management, LLC (“Yorkville”). As described below, in the fourth quarter of 2004, Celerity-Nevada was closed with the business and related assets sold. Also, in January 2005, Yorkville informed Celerity that it intended to wind up its affairs and liquidate its assets later this year and that it intended to return Celerity’s investment in Yorkville to Celerity as a liquidating distribution.
Other Ownership Positions
In September 2004, the Company entered into a business development agreement with Sagamaore Holdings, Inc. with an effective date of October 4, 2004. The Company received 7,500,000 shares of Sagamore common stock as consideration for its agreement to provide future services regarding capital formation and management advice. The Company has reviewed the valuation of the Sagamore stock using fair value, and, based on the liquidation preference of the outstanding shares of preferred stock, management has considered the value of the stock as nil. Also, no specific services have been rendered by the Company. Accordingly, the Company has included the value of the Sagamore stock in its financial statements as nil and not recognized any revenue from the transaction.
Other Business Development Agreements
The Company entered into two agreements in 2004 in which the Company was to receive shares of common stock for providing capital formation and management services in the future. However, no consideration has been received and no services performed as of December 31, 2004 and to the date of this report. The Company and the respective parties are currently negotiating a termination agreement.

1

Celerity-Nevada
Celerity-Nevada is a wholly owned subsidiary that engaged, either directly or indirectly through third parties, in the production, sale and distribution of digital set top boxes and digital video services. Celerity-Nevada, through arrangements with other parties, offered end-to-end systems for customers. It also provided a comprehensive content package for educational users with over 1,300 titles available, and a content package, Celerivision, for use in entertainment deployments, such as condominiums, the hospitality industry, and multihousing properties. Celerity-Nevada also maintained valuable software functionality and applications, which it incorporated in some of its products and services. Celerity played an active role in supervising the operations of Celerity-Nevada.
Celerity-Nevada had three basic products, the T 6000 set-top box, DigiSeek Education System and Digitally Encoded Content. Celerity-Nevada had developed an advanced digital set top box, the T 6000. The current model, the Rev 5, is designed to work on a range of transmission networks, including Ethernet, Asynchronous Transfer Mode (ATM), and RF cable. Features include a Pentium processor, 74 MB of memory (expandable to 138 MB or more), MPEG decoding, an integrated HTML 4 Web browser, and 2D/3D graphics support. It is produced in an attractive consumer design, and is FCC/UL approved.
Celerity-Nevada had developed a complete digital education system which it sold to schools, which included its digital video server, applications server, video on demand applications software, custom menu and navigation software, digital set top boxes, and encoded (digitized and compressed) content.
Celerity-Nevada had acquired rights to over 1300 education titles, which it had encoded into the MPEG format, and which it sold as part of DigiSeek system sales.
On September 28, 2004, its was determined that Celerity-Nevada would cease operations and perform an orderly liquidation of its business interests and related assets. Accordingly, in November 2004, Celerity-Nevada sold its business and certain assets related to the business activities plus cash of $15,000 for working capital, to Escent Systems, Inc. in exchange for 25% of Escent Systems, Inc. stock. Because of the lack of operations and uncertainty of continued operations, Celerity-Nevada has not assigned any value to the investment.
Yorkville Advisors Management, LLC
On December 1, 2003 the Company purchased a minority interest in Yorkville Advisors Management, LLC (“Yorkville”). Yorkville is the investment manager of a private equity fund that is a principal holder of equity securities of the Company. The purchase price amounted to $5,240,000. The acquisition was funded through the sale of 2,000,000,000 shares of common stock to the aforementioned private equity fund, resulting in net proceeds of $4,000,000 and the balance paid using the proceeds received from the issuance of convertible notes payable. During the year ended December 31, 2004, the Company received $1,255,000 in dividend income from this investment, which has been recorded as dividend income in the consolidated statements of operations.
On February 11, 2005, the Company became entitled to receive a consideration equal to the original purchase price of $5,240,000 less certain related party debt of approximately $1,500,000 in connection with the Company’s Preferential Rights Membership Interest in Yorkville, pursuant to the terms of Yorkville’s Limited Liability Company Agreement, as amended. Accordingly, upon its receipt of the distribution, the Company will no longer have any ownership interest in Yorkville. The Company’s receipt of the Preferential Rights Membership Interest was precipitated by the Managing Member of Yorkville announcing that Yorkville will begin winding up its affairs and is expected to dissolve later this year.
The Company’s ownership interest in Yorkville was originally a minority Common Membership Interest. Pursuant to the terms of a Second Amendment to the Limited Liability Company Agreement of Yorkville entered into on January 31, 2005 among Yorkville and the other equity owners of Yorkville, the Company’s minority Common Membership Interest was reconstituted as Preferential Rights Interest. As a result, the Company became entitled to receive dividends and other distributions of Yorkville’s available assets in an amount up to the purchase price paid by the Company for its original Common Membership Interest. The $5,240,000 preferential distribution to be received by the Company represents the entire purchase price paid by the Company for its original Common Membership Interest.
Employees
As of March 28, 2005, we had 2 full time employees. Both employees fulfilled management or administrative roles. This level of staffing is adequate for the current level of operations. Our employees are not represented by a union or governed by a collective bargaining agreement and we believe that our relationship with our employees is good. We also employ a number of contractors and consultants on a regular basis.

2

Research and Development Costs
We had no research and development costs for the years ended December 31, 2004 and 2003.
Marketing Strategy
Celerity is a business development company. As such, it searches for potential investee portfolio companies that the Company can assist in capital formation and provide management services. Its marketing strategy is to seek investments in developing companies that offer attractive investment opportunities. This new focus is not limited to any particular industry. Based on its limited cash position, the Company is hindered in its ability to make investments.
Risk Factors
WE ARE SUBJECT TO VARIOUS RISKS, WHICH MAY MATERIALLY HARM OUR BUSINESS, FINANCIAL CONDITION AND RESULTS OF OPERATIONS. YOU SHOULD CAREFULLY CONSIDER THE RISKS AND UNCERTAINTIES DESCRIBED BELOW AND THE OTHER INFORMATION IN THIS FILING BEFORE DECIDING TO PURCHASE OUR COMMON STOCK. IF ANY OF THESE RISKS OR UNCERTAINTIES ACTUALLY OCCUR, OUR BUSINESS, FINANCIAL CONDITION OR OPERATING RESULTS COULD BE MATERIALLY HARMED. IN THAT CASE, THE TRADING PRICE OF OUR COMMON STOCK COULD DECLINE AND YOU COULD LOSE ALL OR PART OF YOUR INVESTMENT.
We Have Historically Lost Money And Significant Losses May Continue In The Future, Which Could Cause Us To Cease Operations
We have historically lost money. In the years ended December 31, 2004 and 2003, we sustained losses from operations of $0.4 and $1.6 million, respectively. Future losses are likely to occur. Accordingly, we may experience significant liquidity and cash flow problems if we are not able to raise additional capital as needed and on acceptable terms. We have ceased operations in Celerity-Nevada and Yorkville Management Advisors, LLC has decided to wind up its operations and provide us with a preferential liquidating distribution. We had received approximately $1.2 million in dividend income in 2004. No assurances can be given that we will be successful in reaching or maintaining profitable operations.
We Will Need To Raise Additional Capital To Finance Operations, Otherwise We May Be Forced To Cease Operations
We have relied almost entirely on external financing to fund our operations. Such financing has historically come from a combination of borrowings from, and sale of common stock to, third parties as well as funds provided by certain officers and directors. We will need to raise additional capital to fund our anticipated operating expenses and future expansion. Among other things, external financing may be required to cover our operating costs. We cannot assure you that financing whether from external sources or related parties will be available if needed or on acceptable terms. The sale of our common stock to raise capital may cause dilution to our existing shareholders. Our inability to obtain adequate financing will result in the need to curtail business operations. Any of these events would be materially harmful to our business and may result in a lower stock price.
Going Concern
The report of our independent accountants on our December 31, 2004 financial statements included an explanatory paragraph indicating that there is substantial doubt about our ability to continue as a going concern due to recurring losses and working capital shortages. Our ability to continue as a going concern will be determined by our ability to obtain additional funding. Our financial statements do not include any adjustments that might result from the outcome of this uncertainty.

3

We Do Not Have Insurance Protection, Which Could Cause The Company Financial Hardship
The Company does not presently have a commercial general liability and worker’s compensation coverage. Although there have been no claims against the Company, the Company’s assets are at risk in the event of a successful claim(s) against it. At such time as cash flow from operations permits, the Company will again seek to obtain general liability and workman’s compensation coverage. The Company maintains auto insurance coverage. The Company does not carry director and officer liability insurance, but does have indemnification agreements covering its officers and directors.
The Company Has Insufficient Authorized Common Stock To Satisfy Exercises Of It, Which Could Result In Significant Liability To The Company
As of April 11, 2005, Celerity had 4,796,102,805 shares of common stock outstanding. In addition, we have outstanding options, warrants and convertible debentures which, if converted or exercised into shares of common stock, would result in the issuance of an additional 2,470,119,429 shares of common stock. Celerity is only authorized to issue up to 5,000,000,000 shares of common stock. As a result, if the holders of all or a significant block of these holders exercised or converted their securities, Celerity would not have enough authorized capital stock to honor such requests. Celerity’s inability to honor such requests could result in significant liability.
Further, the outstanding options, warrants and convertible debentures may hinder future financings, since the holders of such securities may be expected to exercise them at a time when we will otherwise be able to obtain equity capital on more favorable terms. The existence or exercise of the outstanding options, warrants and convertible debentures and subsequent sale of the common stock issuable upon such exercise could adversely affect the market price of our securities.
The Company Suffers Continuing Penalties In Connection With Its Failure To Register Common Stock Issuable Upon Conversion Of Its Issued Convertible Debentures
We are obligated to register the underlying common stock issuable upon conversion of our convertible debentures under various registration rights agreements. We did not timely fulfill our registration obligations in respect to some of the convertible debentures. We are required to pay liquidated damages of approximately $249,400 in the form of increased interest on the convertible debentures as a result of our failure to timely file such registration statement and have it declared effective by the Securities and Exchange Commission. The Company repaid the past due liquidated damages in the first quarter of 2005. The Company will continue to incur liquidated damages until it obtains an effective registration statement.

4

ITEM 2. PROPERTIES
In December 1999, Celerity entered into a lease for a facility with approximately 7,420 square feet of combined office and warehouse space at 122 Perimeter Park Drive, Knoxville, Tennessee. The initial term of the lease was from January 15, 2000 to January 14, 2003, with an option to renew for two additional three-year periods. In July, 2002, Celerity exercised it’s option to extend the lease to January 14, 2006. Monthly lease payments are $5,450 per month plus utilities and certain other maintenance expenses. The Company negotiated a cancellation of this lease effective November 15, 2004 (at an approximate cost of one month’s rent or $5,400) and moved its offices to 146 Maryville Pike, Suite 201, Knoxville, Tennessee.
In November 2004, Celerity entered into a lease for a facility with approximately 1,200 square feet of office space at 146 Maryville Pike, Suite 201, Knoxville, Tennessee. The initial term of the lease is from November 15, 2004 to November 14, 2007, with an option to renew for two additional three-year periods. Monthly lease payments are $800 per month including all utilities and property maintenance expenses. In December 2004, the Company amended the lease so as to add approximately 1,000 additional square feet of office space for an additional $450 per month for a twelve-month period.
The Company also leases office space in Jersey City, New Jersey from an affiliate of the Company for its president. The space is contracted for under a month-to-month agreement at $4,000 per month.
ITEM 3. LEGAL PROCEEDINGS
In December 2001, Veja Electronics, Inc. d/b/a/ Stack Electronics sued the Company for breach of contract and is seeking damages in excess of $106,000. This action relates to amounts alleged to be owed from the cancellation of a purchase order. During 2003, a judgment was rendered against the Company in the amount of $71,000, which has been accrued at December 31, 2004.
In 2003, Del Rio Enterprises sued the Company for non-payment of services rendered. During 2003 a judgment was rendered against the Company in the amount of $8,000. The Company has fully accrued the amount of the judgment.
In September 2004, Joseph Banta, et al. filed an action in the United States District Court for the Eastern District of Tennessee at Knoxville, Tennessee in the amount of approximately $72,000. The Company has accrued this amount at December 31, 2004 and the claims were settled in full in January 2005.
In addition, certain creditors have threatened litigation if not paid. The total amount due to these creditors is approximately $311,030. While the Company is seeking to make arrangements with these creditors, there can be no assurance that any claims, if made, will not have an adverse effect on the Company.
ITEM 4. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS
None.

5

PART II
ITEM 5. MARKET FOR COMMON EQUITY, RELATED STOCK HOLDER MATTERS AND ISSUER PURCHASES OF EQUITY SECURITIES
Market Information
The Common Stock ceased trading on the Nasdaq SmallCap Market on October 21, 1999. Celerity Systems’ Common Stock is currently traded on the OTC Bulletin Board under the symbol “CESY”.
The following table sets forth, for the fiscal periods indicated, the high and low bid prices of a share of Common Stock for the last eight quarterly periods. Such quotations reflect inter-dealer prices, without retail mark-up, mark-down or commission and may not necessarily represent actual transactions. This information was obtained from the Pink Sheets, LLC.

	High	Low
Fiscal Year 2003
1st Quarter	$0.0027	$0.0011
2nd Quarter	$0.3100	$0.0009
3rd Quarter	$0.0180	$0.0020
4th Quarter	$0.0330	$0.005

Fiscal Year 2004
1st Quarter	$0.0038	$0.0012
2nd Quarter	$0.0019	$0.0010
3rd Quarter	$0.0018	$0.0008
4th Quarter	$0.0039	$0.0011
As of April 11, 2005 there were approximately 320 holders of record of the Common Stock.
We have not paid dividends on our Common Stock since inception and do not intend to pay any dividends to our stockholders in the foreseeable future. We currently intend to reinvest our earnings, if any, for the development and expansion of our business. The declaration of dividends in the future will be at the election of our Board of Directors and will depend upon our earnings, capital requirements and financial position, general economic conditions and other factors our Board of Directors deems relevant.
Recent Sales of Unregistered Securities
2002
Celerity issued 3,810,388 shares of common stock with a value of $124,058 as payment for certain consulting and directors’ fees, payroll and accounts payable items.
The Company converted $1,502,198, including accrued interest, of the convertible debentures into 223,675,473 shares of common stock.
Celerity converted $627,500 of Series B Preferred Stock, $60,000 of Series C Preferred Stock, $54,000 of Series D Preferred Stock and $60,000 of Series E Preferred Stock into 4,600,000 shares of common stock.
2003
Celerity issued 66,385,617 shares of common stock with a value of $70,623 as payment for certain consulting and fees, payroll and accounts payable items.
The Company converted $2,703,932, including accrued interest, of the convertible debentures into 1,088,283,880 shares of common stock.

6

Celerity converted $322,500 of Series B Preferred Stock and $40,000 of Series E Preferred Stock into 2,645,000 shares of common stock.
2004
The Company issued 140,000,000 shares of its common stock for cash of $193,500.
The Company converted $247,125, including accrued interest, of the convertible debentures into 241,727,920 shares of common stock.
Celerity issued 1,500,000 shares of common stock with a value of $2,250 as payment for certain directors’ fees.
ITEM 6. SELECTED FINANCIAL DATA
The selected financial data should be read in conjunction with out “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and the Consolidated Financial Statements and notes thereto. As discussed in Notes 1 and 2 to the Consolidated Financial Statements the Company elected to become a Business Development Company on June 3, 2003. The results of operations for 2003 are divided into two periods, the “As a Business Development Company” period and “Prior to becoming a Business Development Company” period. Different accounting principles are used in the preparation of the financial statements of a business development company under the Investment Company Act of 1940 and, as a result, the financial results for periods prior to June 3, 2003 are not comparable to the period commencing on June 3, 2003 and are not expected to be representative of our financial results in the future

	As a Business
	Development Company
		Period from	Period from
	Year Ended	June 3, 2003	January 1, 2003	Year Ended	Year Ended	Year Ended
	December 31,	to December 31,	to June 2,	December 31,	December 31,	December 31,
	2004	2003	2003	2002	2001	2000

Income Statement Data :
Unrealized (loss) on investments	$(290,887)	$(842,121)	$—	$—	$—	$—
Dividend income	1,255,000	65,000	—		—	—
Revenues	—	—	—	649,815	403,997	—
Net loss attributable to common shareholders	(353,260)	(941,132)	(617,716)	(4,609,706)	(4,791,361)	(5,620,407)
Net loss per common share from continuing operations, basic and diluted	$—	$—	$—	$(0.08)	$(1.17)	$(9.20)

Total assets	$5,323,447	$5,507,140	N/A	$2,129,293	$3,709,977	$609,043

Long-term debt	2,287,012	2,089,485	N/A	3,117,520	2,980,168	1,100,425

Redeemable preferred stock	—	—	N/A	362,500	1,010,000	168,357

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ITEM 7. MANAGEMENT’S DISCUSSION AND ANALYSIS OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS
The following information should be read in conjunction with the consolidated financial statements of Celerity and the notes thereto appearing elsewhere in this filing. Statements in this Management’s Discussion and Analysis or Plan of Operation and elsewhere in this prospectus that are not statements of historical or current fact constitute “forward-looking statements.”
Overview
Celerity Systems, Inc. (the “Company”), a Delaware corporation, was formed to design, develop, integrate, install, operate and support interactive video services hardware and software (“interactive video”) systems. On June 3, 2003, the Company elected to become a Business Development Company (“BDC”) that is regulated under the Investment Company Act of 1940, as amended. A BDC is an investment company designed to assist eligible portfolio companies with capital formation. The BDC is required to offer, and many times does render, substantial and continuing management advice. As contemplated by this transaction, the Company materially changed its business plan to primarily seek investments in developing companies that offer attractive investment opportunities. This new focus is not limited to any particular industry.
Prior to the election as a business development company Celerity Systems developed and manufactured, at third party plants, digital set top boxes and digital video servers for the interactive television and high speed Internet markets. The Company also provided a comprehensive content package for education users, and a content package, Celerivision, for use in entertainment deployments, such as condominiums, the hospitality industry and multihousing properties. In September 2004, Celerity’s Board of Directors voted to cease operations of Celerity, — Nevada and perform an orderly liquidation of its business interests and related assets.
Going Concern
The Company’s consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has had recurring losses since inception of approximately $43,471,000, and continues to suffer cash flow and working capital shortages. As of December 31, 2004, the Company had negative net working capital of approximately $1,713,000. These factors raise substantial doubt about the Company’s ability to continue as a going concern.
On June 3, 2003, the Company filed with the Securities and Exchange Commission to become a BDC which is regulated under Section 54 of the Investment Company Act of 1940. As a BDC, the Company may sell shares of its freely trading common stock in amounts up to $5,000,000 in a twelve-month period. Shares sold are exempt from registration under Regulation E of the Securities Act of 1933. On June 4, 2003 the Company filed an Offering Circular Under Regulation E to sell up to $4,500,000 of its common stock at a minimum price of $0.001 to a maximum price of $0.02. Between June 3, 2003 and December 31, 2004 the Company sold 1,289,833,333 shares resulting in net proceeds of $1,360,000. The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described above and eventually attain profitable operations.
The results of operations for 2003 are divided into two periods. The five-month period, representing the period January 1, 2003 through June 2, 2003, reflects the Company’s results prior to operating as a BDC. The seven-month period ended December 31, 2003, reflects the Company’s results as a BDC. Accounting principles used in the preparation of the financial statements beginning June 3, 2003 are different than those of prior periods and, therefore, the financial position and results of operations of these periods are not directly comparable. The primary differences in accounting principles relate to the carrying value of investments.

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Results Of Operations
Year Ended December 31, 2004 Compared To Year Ended December 31, 2003
Realized Loss On Investments
Since the election to operate as a BDC the Company has recorded a realized loss on its investment in Celerity Systems-NV. This loss is comprised of two elements:

2003
Effect of recording advances at fair value	$342,121
Effect of recording equity investments at fair value	500,000

842,121

2004
Effect of recording advances at fair value	290,887

$1,133,008

The write-down of the Company’s advances to and investment in Celerity NV recognized that without additional sales, there was a substantial risk that NV would not be able to continue operation. On November 4, 2004, Celerity NV entered into an Asset Purchase Agreement with Escent Systems, Inc. whereby Celerity NV sold its assets and interactive video business to Escent in return for 25% of Escent’s equity. Celerity also provided $15,000 in cash toward the working capital of the new venture. Because Escent has limited sales history and lack of necessary product and content development capacity, Celerity NV has determined that the fair value of the investment to be nil.
Dividend Income
Since its investment in Yorkville on December 1, 2003, the Company has received $1,255,000 in 2004 and $65,000 in 2003 in proceeds, which have been recorded as dividend income in the statements of operations. On January 31, 2005 the members of Yorkville decided to wind up its operations and amended its Operating Agreement to establish a new class of membership with preferential rights. The Company’s investment interest was converted to this new class of ownership. The preferential rights allow the Company to receive its investment purchase price returned in cash by December 31, 2005, but receive no other dividend income distributions.
Operating Expenses
Operating expenses, which consist entirely of general and administrative expenses, for 2004 were $714,215 compared to 2003 of $651,267. Increased operating expenses in 2004 can be attributed to higher payroll expenses (approximately $150,000 ) due to adjustment for the reversal of certain accrued wages of $90,000 in 2003 offset by management implemented cost saving initiatives for legal, accounting and occupancy costs.
Amortization Of Debt Offering Costs
Amortization of debt offering costs for 2004 was $125,374 compared to $467,871 for the year ended December 31, 2003. This decrease results from a lower level of debt being converted to common shares and debt offerings with minimal offering costs in 2004 as compared to 2003.
Beneficial Conversion Feature — Convertible Notes
Non-cash interest expense relating to amortization of a beneficial conversion feature for the various convertible debentures issues amounted to $380,027 and $905,800 for the years ended December 31, 2004 and 2003, respectively. This decrease results from a lower level of debt being converted to common shares in 2004 as compared to 2003.
Interest Expense
Interest expense for 2004 was $187,887 compared to $467,869 for the entire year ended December 31, 2003. In 2003, the Company recorded a charge for liquidated damages of approximately $228,700 due to the late filing of certain registration statements in 2003. In 2004 the Company did not incur any such charge.

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Settlement Of Debt
During 2004 and 2003 the Company settled certain trade payables, convertible debentures and accrued interest of approximately $611,000 and $4,099,000, respectively. These debt settlements resulted in a realized gain of $89,016 recorded in 2004 compared to $1,711,080 for the entire year ended December 31, 2003.
Net Loss Attributable To Common Stockholders
As a result of the foregoing, Celerity had a net loss of $353,260, or $0.00 per share, for the year ended December 31, 2004 compared to a net loss of $1,558,848, or $0.00 per share, for the entire year ended December 31, 2003.
Year Ended December 31, 2003 Compared To Year Ended December 31, 2002
Unrealized Loss On Investments
Since the election to operate as a BDC the Company has recorded an unrealized loss on its investment in Celerity Systems-NV. This loss is comprised of two elements:

Effect of recording advances at fair value	$342,121
Effect of recording equity investments at fair value	500,000

$842,121

The Company had no realized or unrealized loss on investment for the period from January 1, 2003 to June 2,2003, or for the year ended December 31, 2002.
Dividend Income
Since its investment in Yorkville on December 1, 2003, the Company has received $65,000 in proceeds through December 31, 2003, which has been recorded as dividend income in the statement of operations.
The Company had no dividend income for the period from January 1, 2003 to June 2, 2003, or for the year ended December 31, 2002.
Operating Expenses
Operating expenses consisting of general and administrative expenses for the entire year ended December 31, 2003 were $651,267 compared to $2,045,738 for 2002. Decreased operating expenses in 2003 can be attributed to lower payroll expenses (approximately $912,000) and reduced expenses for legal, accounting and other professional services (approximately $80,000). Expenses were also reduced by lower development costs associated with prototypes (approximately $164,000), and reduced facility and occupancy expenses (approximately $84,000) .
Amortization Of Debt Offering Costs
Amortization of debt offering costs for the entire year ended December 31, 2003 was $467,871 compared to $568,263 for 2002. This decrease results from debt being issued in 2003 with minimal offering costs, $16,500, as compared to the prior year amount of $109,350.
Beneficial Conversion Feature — Convertible Notes
Non-cash interest expense relating to amortization of a beneficial conversion feature for the various convertible debentures issues for the entire year ended December 31, 2003 and in the year ended December 31, 2002 amounted to $905,800 and $1,018,759, respectively. This decrease results from a lower amount of convertible debt in 2003 compared to 2002.

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Interest Expense
Interest expense for the entire year ended December 31, 2003 was $467,869 compared to the entire year ended December 31, 2002 that totaled $691,782. Liquidated damages incurred due to the late filing of certain registration statements resulted in a charge of $228,680 in 2003 compared to a charge of $266,700 in 2002. Interest expense on borrowings decreased from $425,082 in 2002 to $244,869 in 2003. The largest portion of this decrease is from interest expense associated with purchase order financing provided by Kidston Communications. Kidston Communications is a company controlled by a former director of the Company (see Related Party Transaction). Expense associated with this financing amounted to$0 in 2003 and $114,723 in 2002.
Settlement Of Debt
During 2003 the Company settled certain trade payables, convertible debentures and accrued interest of $4,099,301. Such settlement resulted in a gain on forgiveness of $1,711,080 for the entire year ended December 31, 2003 compared to $49,132 for the entire year ended December 31, 2002.
Income On Equity Warrant Liability
For the year ended December 31, 2002, Celerity had income on equity warrant liability of $134,374. These amounts represent a mark-to-market adjustment in connection with warrants to purchase common stock which are outstanding. The value of these warrants and the resulting mark-to-market adjustment was determined using the Black-Scholes Option Pricing Model. The reduced amount is a result of the increase in the number of authorized shares available for warrants.
Other Income
For the years ended December 31, 2003 and 2002, Celerity had other income of $-0- and $6,254, respectively.
Net Loss
As a result of the foregoing, Celerity had a net loss of $1,558,848, or $0.00 per share, for the entire year ended December 1, 2003 compared to a net loss of$4,455,706, or $0.08 per share, for the prior year.
Accretion Of Redeemable Convertible Preferred Stock
Celerity had outstanding redeemable convertible preferred stock. At issuance in 2002, the conversion price of the Series D Preferred Stock was at a discount to the price of Celerity’s common stock. Celerity recorded a $54,000 dividend relative to the beneficial conversion feature of the Series D Preferred Stock. Also in 2002, at issuance the conversion price of the Series E Preferred Stock was at a discount to the price of Celerity’s common stock. Celerity recorded a $100,000 dividend relative to the beneficial conversion feature of the Series E Preferred Stock.
Net Loss Attributable To Common Stockholders
As a result of the foregoing, Celerity had a net loss attributable to common stockholders of $1,558,848, or $0.00 per share for the year ended December 31, 2003 compared to a net loss of $4,609,706, or $0.08 per share, for the prior year.
Liquidity And Capital Resources
From our inception through March 30, 2005, we have raised approximately $46,428,000 through the issuance of common and preferred stock and debt. We had cash balances on hand of $151,936 as of April 11, 2005 and $1,863 as of December 31, 2004 and $56,156 as of December 31, 2003. Our cash position continues to be very limited. Our primary need for cash is to fund our ongoing operations until such time that the income from our investments generate enough proceeds to fund operations. In addition, our need for cash includes satisfying current liabilities of $1,717,252 consisting primarily of accounts payable of $473,637, accrued interest of $321,629, notes payable to related parties of$510,000 and judgments and defaults payable of $400,675, We do not currently have sufficient funds to pay these obligations. We will need significant new funding from the sale of securities or from proceeds from our investments to fund our ongoing operations and to satisfy the above obligations. We anticipate that a preferential distribution proceeds from the liquidation of our investment in Yorkville Advisors Management, LLC will provide sufficient funds (approximately $3,700,000) in 2005 to operate the Company after satisfying certain related party loans of $1,083,517 and accrued interest and liquidating damages of $413,483. We currently do not have any other commitments for funding.

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As discussed in the overview section, on June 3, 2003 the Company elected to become a BDC which is regulated under Section 54 of the Investment Company Act of 1940. As a BDC the Company may sell shares of its common stock up to $5,000,000 in a twelve month period. Shares sold are exempt from registration under Regulation E of the Securities Act of 1933. To that end, at our Annual Meeting of Shareholders held on January 14, 2003, the shareholders approved an increase in our authorized capital stock to 5 billion shares of common stock. On June 4, 2003 the Company filed an Offering Circular Under Regulation E to sell up to $4,500,000 of its common stock at a minimum price of $0.001 to a maximum price of $0.02. Between June 3, 2003 and December 31, 2004 the Company sold 1,289,833,333 shares resulting in net proceeds of $1,360,000. In 2004, the Company sold 140,000,000 shares for net proceeds of $193,500.
We continue to explore other options in terms of improving our working capital deficit at December 31, 2004. We are continuing to seek to arrange financing, including possible strategic investment opportunities. We have granted a security interest in our personal property to the investors in the 10% convertible debentures issued in 2002. Such security interest may hinder our efforts to obtain financing. The lack of sales or a significant financial commitment raises substantial doubt about our ability to continue as a going concern or to resume a full-scale level of operations.
Our holdings of 7,500,000 shares of Sagamore Holdings common stock received in September 2004 as consideration for the Company entering into a service agreement has not, and is not expected to, generate dividends for the foreseeable future.
During the year ended December 31, 2004, we had a net decrease in cash of $54,293. Our sources and uses of funds were as follows :
Cash Flows From Operating Activities. Net cash provided from operating activities amounted to $379,473 in the year ended December 31, 2004, compared to net cash used of $759,306 for the period from June 3, 2003 to December 31, 2003. The positive cash flows primarily result from $290,887 from unrealized loss on investment, $380,027 on beneficial conversion of convertible notes and $125,374 on amortization of debt offering costs and other cash flow adjustments offset by the net loss of $353,260 incurred in 2004.
Cash Flow From Investing Activities. We used net cash of $308,625 in investing activities in the year ended December 31, 2004 of which $17,738 was used in the acquisition of fixed assets and $290,887 was used to fund the advances to Celerity NV. Net cash used from investing activities for the period from June 3, 2003 to December 31, 2003 was $5,575,673, mainly from the acquisition of the minority interest in Yorkville Advisors Management, LLC, equaling $5,240,000.
Cash Flows From Financing Activities. We used $125,141 in net cash from financing activities, consisting primarily of proceeds received from the issuance of convertible debentures ($537,500), notes payable — related party of $500,000 and the issuance of common stock of $193,500. This was partially offset by principal payments on long-term debt of $500,000, payments on notes payable — related party of $105,000, and the purchase of treasury stock of $751,141 under the Company’s stock buy-back program instituted in December 2004.
As of December 31, 2004 we had negative net working capital of approximately $1,713,000. During fourth quarter 2004, Celerity NV ceased business operations, which should have a favorable impact on our available working capital funds in 2005. We had no significant capital spending or purchase commitments at December 31, 2004 other than a certain facility lease.
Contractual Obligations And Commercial Commitments
The following chart sets for Celerity’s contractual obligations and commercial commitments and the time frames for which such commitments and obligations come due.

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	Payments Due by Period
		Less than			After 5
Contractual Obligations	Total	1 Year	1-3 Years	4-5 Years	Years
Long-Term Debt	$2,287,012	$—	$2,287,012	$—	$—
Current Obligations	1,717,252	1,717,252	—	—	—
Operating Leases	32,400	13,600	18,800	—	—
Unconditioned Purchase Obligations	—	—	—	—	—
Other Long-Term Obligations	—	—	—	—	—

Total Contractual Cash Obligations	$4,036,664	$1,730,852	$2,305,812	$—	$—

Defaults Upon Senior Securities
On October 27, 2001, we defaulted on payments due of $150,000, plus accrued interest, on certain unsecured notes. These notes were settled in full in 2004.
In addition, certain creditors with claims aggregating $311,030 have threatened litigation if not paid . We are seeking to make arrangements with these creditors, however, there can be no assurance that any claims, if made, will not have an adverse effect on us.
New Accounting Pronouncements
In December 2004, the FASB issued SFAS No . 123R “Shared Based Payment”. This statement is a revision of SFAS Statement No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. SFAS 123R addresses all forms of shared based payment (“SBP”) awards, including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. Under SFAS 123R, SBP awards result in a cost that will be measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest and will be reflected as compensation cost in the historical financial statements. This statement is effective for public entities that file as small business issuers — as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Company is in the process of evaluating whether the SFAS No. 123R will have a significant impact on the Company’s overall results of operations or financial position.
Critical Accounting Policies And Estimates
Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments — The carrying amount of items included in working capital approximates fair value because of the short maturity of those instruments. The carrying value of the Company’s debt approximates fair value because it bears interest at rates that are similar to current borrowing rates for loans of comparable terms, maturity and credit risk that are available to the Company.
Debt Offering Costs — Debt offering costs are related to private placements and are being amortized on a straight line basis over the term of the related debt, most of which is in the form of convertible debentures. Should conversion occur prior to the stated maturity date the remaining unamortized cost is expensed.
Investment Valuation — Investments in equity securities are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively. The fair value of investments that have no ready market, are determined in good faith by management, and approved by the Board of Directors, based upon assets and revenues of the underlying investee companies as well as general market trends for businesses in the same industry . Because of the inherent uncertainty of valuations, management’s estimates of the values of the investments may differ significantly from the values that would have been used had a ready market for the investments existed and the differences could be material.

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Income Taxes — The Company accounts for income taxes using the asset and liability method, whereby deferred tax assets and liabilities are determined based upon the differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance related to the deferred tax assets is also recorded when it is more likely than not that some or all of the deferred tax asset will not be realized.
ITEM 7A. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
Interest Rate Sensitivity
The Company does not have any exposure to market risk as it relates to changes in interest rates as all of the borrowings of the Company are at a fixed rate of interest.
The Company has no cash equivalents or short-term investment which are subject to market risk.
Foreign Currency Risk
The Company does not do any business that has any risk of foreign exchange rate fluctuations.
Equity Security Price Risk
We do not have any investment in marketable equity securities; therefore, we do not have any direct equity price risk.
Commodity Price Risk
We do not have any business involving commodities; therefore, we do not have any commodity price risk.
ITEM 8. FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA
The Financial Statements and Notes thereto can be found beginning with “Index to Financial Statements,” following Part III of this Annual Report on Form 10-K.
ITEM 9. CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS ON ACCOUNTING AND FINANCIAL DISCLOSURE
On April 24, 2003, Celerity Systems dismissed HJ & Associates as its independent certified public accountant.
HJ & Associates report on Celerity’s financial statements for the years ended December 31, 2001 and 2002, respectively, did not contain an adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principles.
HJ & Associates dismissal was recommended and approved by Celerity’s Audit Committee and Board of Directors.
Since January 1, 2001, as well as any subsequent interim period prior to dismissal, there were no disagreements on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to their satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement.
Since January 1, 2001, as well as any subsequent interim period prior to dismissal, HJ & Associates did not advise Celerity of any of the matters identified in paragraph (a)(1)(iv)(B) of Item 304 of Regulation S-B.

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On April 24, 2003, Celerity engaged Marcum & Kliegman as its principal accountant to audit Celerity’s financial statements. Celerity did not consult Marcum & Kliegman on any matters described in paragraph (a)(2)(i) or (ii) of Item 304 of Regulation S-B since January 1, 2003 or any subsequent interim period prior to engaging Marcum & Kliegman.
ITEM 9A. CONTROLS AND PROCEDURES
(A) Evaluation Of Disclosure Controls And Procedures
As of the end of the period covered by this report, the Company carried out an evaluation, under the supervision and with the participation of the Company’s Principal Executive Officer/Interim Principal Financial Officer (one person) of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. The Company’s disclosure controls and procedures are designed to provide a reasonable level of assurance of achieving the Company’s disclosure control objectives. The Company’s Principal Executive Officer/Interim Principal Financial Officer has concluded that the Company’s disclosure controls and procedures are, in fact, effective at this reasonable assurance level as of the period covered. In addition, the Company reviewed its internal controls, and there have been no significant changes in its internal controls or in other factors that could significantly affect those controls subsequent to the date of their last evaluation or from the end of the reporting period to the date of this Form 10-KSB.
(B) Changes In Internal Controls Over Financial Reporting
In connection with the evaluation of the Company’s internal controls during the Company’s fourth fiscal quarter ended December 31, 2004, the Company’s Principal Executive Officer/Interim Principal Financial Officer has determined that there are no changes to the Company’s internal controls over financial reporting that has materially affected, or is reasonably likely to materially effect, the Company’s internal controls over financial reporting.

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PART III
ITEM 10 . DIRECTORS AND EXECUTIVE OFFICERS
The following sets forth the name, age and positions, of Celerity’s executive officers and directors as of April 11, 2005. Also set forth below is information as to the principal occupation and background for such persons. No family relationships exist between these individuals and they have not been a party to any bankruptcy or receivership proceeding, any criminal proceeding, or has been enjoined from participating in any business, including the securities industry or otherwise during the last five years. No director or officer is a director of any other reporting company.
Executive Officers And Directors
Our executive officers and directors are as follows :

Name	Age	Position	Period Served
Robert Legnosky	31	President, Chief Executive Officer and Chairman of the Board	October 30, 2002 to Present

John McNamara, Jr.	31	Director	October 30, 2002 to Present

Dr. Michael Kesselbrenner	53	Director	January 14, 2003 to Present

David Leigh, CPA	58	Director	July 13, 2004 to Present
Below are biographies of our executive officers and directors :
Robert Legnosky. Mr Robert B. Legnosky has been our President and a Director since October 30, 2002. Since 1998, Mr Legnosky has served as a Senior Technical Consultant in AXA Financial/Equitable Life where he provided technical support and direction on cash analysis and monitored unprocessed cash reports to ensure service standards. In 1997 to 1998, Mr. Legnosky served as a Sales Associate with Cybermax Computer Inc. where he advised consumers on personal computers, provided technical support to clients, and drafted proposals. In 1997 to 1998, Mr. Legnosky also served as a Group Life Claims Manager with Prudential Insurance Company where he evaluated life insurance claims. Mr. Legnosky graduated from Rutgers University with a Bachelor of Science and Bachelor of Arts in 1996.
John McNamara. Mr. John McNamara, Jr. has been a Director since October 30, 2002. Since 1998, Mr. McNamara has served as a Technical Consultant with The Equitable where he provides technical support and assistance to customers and internal personnel for 401(k) processing, website access, and acts as a liaison for Momentum Administrative Services. Mr. McNamara graduated from Rutgers University with a Bachelor of Arts in Psychology and a Bachelor of Arts in Sociology in 1996.
Michael Kesselbrenner. Dr. Michael Kesselbrenner is a medical doctor who has served as a Director in the Cardiac Catheterization Laboratory in The Valley Hospital in Ridgewood, New Jersey since 1996, a Director of Cardiac Rehabilitation in St. Joseph’s Hospital in Paterson, New Jersey since 1987 and has also taught at St. Joseph’s Hospital since 1990. Additionally, Dr . Kesselbrenner has also had his own private practice in Paramus, New Jersey since 1986. Beyond his current positions, Dr. Kesselbrenner has had numerous publications, awards, honors, research positions, academic appointments and held many elected offices. Dr. Kesselbrenner graduated from Columbia University achieving Magna Cum Laude honors with his undergraduate degree and later graduating with his medical degree. Dr. Kesselbrenner continued his training for the next 8 years as an intern, resident and fellow in various locations in California and New Jersey up until 1986.
David Leigh. Mr. David Leigh is a certified public accountant who serves as the Chief Financial Officer of Concord Microsystems in Knoxville, Tennessee since 2004, and also was an accounting and audit manager with Souther & Snyder, PC. Mr. Leigh graduated from Northern Illinois University and has held several positions in industrial management accounting and public accounting firms.

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Each director holds office until our annual meeting of stockholders and until his successor is duly elected and qualified. Officers are elected by our Board of Directors and hold office at the discretion of our Board of Directors. There are no family relationships between any of the directors or executive officers of Celerity Systems.
Committees Of The Board Of Directors
Audit Committee. David Leigh and John McNamara, Jr. serve as members of the Audit Committee. Messrs. Leigh and McNamara are independent members of the Board of Directors . The functions of the Audit Committee are primarily to: (1) to provide advice to the Board of Directors in selecting, evaluating or replacing outside auditors, (2) to review the fees charged by the outside auditors for audit and non-audit services (3) to ensure that the outside auditors prepare and deliver annually a Statement as to Independence, (4) to meet with outside auditors to discuss the results of their examination and their evaluation of internal controls and the overall qualify of financial reporting, and (5) to meet with the outside auditors to discuss the scope of the annual audit, to discuss the audited financial statements. Mr. Leigh is a financial expert as defined by Item 401 of Regulation S-K.
Compensation Committee. John McNamara, Jr. and Michael Kesselbrenner serve as the members of our Compensation Committee. The Compensation Committee is responsible for making recommendations to our Board of Directors regarding compensation arrangements for our officers and for making recommendations to our Board of Directors regarding the adoption of any employee benefit plans and the grant of stock options or other benefits under such plans.
Section 16(a) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers, and persons who beneficially own more than ten percent of a registered class of Celerity Systems’ equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock and the other equity securities of Celerity Systems. Officers, directors, and persons who beneficially own more than ten percent of a registered class of Celerity Systems’ equities are required by the regulations of the Commission to furnish Celerity Systems with copies of all Section 16(a) forms they file. To our knowledge, based solely on review of the copies of such reports furnished to us, during the fiscal year ended December 31, 2004, our officers, directors, and greater than ten percent beneficial owners complied with all Section 16(a) filing requirements applicable to them.
Code of Ethics
On March 16, 2004 the Board of Directors of the Company adopted a written Code of Ethics designed to deter wrongdoing and promote honest and ethical conduct, full, fair and accurate disclosure, compliance with laws, prompt internal reporting and accountability to adherence to the Code of Ethics. This Code of Ethics has been filed with the Securities and Exchange Commission as an Exhibit to the Company’s Form 10-K for the year ended December 31, 2003.
ITEM 11 . EXECUTIVE COMPENSATION
Summary Compensation Table. The following table sets forth the annual and long-term compensation for services in all capacities for the fiscal years ended December 31, 2004, 2003 and 2002. Kenneth D. Van Meter, our former Chairman of the Board, President, and Chief Executive Officer received compensation in 2002. Mr. Legnosky became our Chief Executive Officer on October 30, 2002. Mr. Van Meter’s employment terminated September 2002.

17

Summary Compensation Table

	Annual Compensation				Long Term Compensation
					Awards
					Restricted	Securities
					Stock	Underlying	All Other
Name and Principal Position	Year	Salary		Bonus	Award(s)	Options	Compensation
Robert B. Legnosky,	2004	$84,167		$20,000	—	—	—
Chairman of the Board,	2003	$63,333		—	—	—	—
Chief Executive officer and	2002	$4,000		—	—	—	—
President

Kenneth D. Van Meter	2002	$236,250	(1)	—	—	—	—
Former Chairman of the Board ,
Chief Executive Officer and
President

(1)	Includes $157,500 voluntarily deferred in 2002.
The following table sets forth certain information concerning the number and value of securities underlying exercisable and unexercisable stock options as of the fiscal year ended December 31, 2004 by the Named Executive Officer.
Aggregated Option Exercises In Last Fiscal Year And Fiscal Year End Option Values

Number of Securities
	Number of		Underlying Unexercised		Value of Unexercised
	Shares		Options at		In-the-Money Options at
	Acquired on	Value	December 31, 2004		December 31, 2004(1)
Name	Exercise	Realized	Exercisable	Unexercisable	Exercisable	Unexercisable
None	—	—	—	—	-0-	-0-
Employment Agreement
Celerity Systems does not currently have any employment contracts with its sole officer . Until September 24, 2002, Celerity had an employment agreement with its former President and Chief Executive Officer, Mr. Kenneth D. Van Meter. This agreement terminated upon Mr. Van Meter’s resignation.
Compensation Of Directors
Effective as of April 1, 2003 our non-employee directors received $2,500 per calendar quarter and a one-time issuance of 500,000 restricted shares of the Company’s common stock.
In 2002, our non-employee directors received $2,000 per calendar quarter, retroactive to January 1, 2001, and payable in shares of our common stock.
Stock Option Plans
The Company established a stock option plan in 1995 to provide additional incentives to its officers and employees . Eligible persons are all employees employed on the date of grant. Management may vary the terms, provisions and exercise price of individual options granted, with both incentive stock options and non-qualified options authorized for grant. In 1995, the Board of Directors approved the issuance of up to 8,946 options to acquire common shares of which 2,100 were outstanding at December 31, 2002. There were no outstanding options at December 31, 2004 and 2003, respectively.
In 1997, the Company established an additional stock option plan under which 10,000 options to acquire common shares were reserved for issuance. There were options to purchase 0, 250 and 3,627 shares outstanding under the 1997 plan at December 31, 2004, 2003 and 2002, respectively. In 2001, the Company established an additional stock option plan under which 500,000 options to acquire common shares were reserved for issuance. There were options to purchase 0, 25,200 and 212,000 shares outstanding under the 2001 plan at December 31, 2004, 2003 and 2002, respectively.

18

In 2002, the Company established an additional stock option plan under which 10,000,000 options to acquire common shares were reserved for issuance. There were options to purchase 0, 760,000 and 6,886,000 shares outstanding under the 2002 plan at December 31, 2004, 2003 and 2002, respectively.
Options granted under these plans subsequent to the 1997 initial public offering vest over three years and expire ten years from the date of grant, except for the 2002 and 2001 plans which vests 25% at date of grant and the balance ratable over three years.
The Company has also granted options to members of the Company’s Board and to members of management which are outside the 1995 and 1997 plans. There were 2,000 of these options which remain outstanding at December 31, 2002. There were no options outstanding at December 31, 2004 and 2003.

	2004		2003		2002
		Weighted		Weighted		Weighted
		Average		Average		Average
	Options	Exercise Price	Options	Exercise Price	Options	Exercise Price
Outstanding at beginning of
Year	785,450	$0.04	7,105,727	$0 .03	210,807	$3 .29
Granted	—	—	—	—	7,186,000	0 .01
Exercised	—	—	—	—	—	—
Forfeited	(785,450)	0.04	(6,320,277)	0 .07	(290,830)	1 .78

Outstanding at end of year	—	$—	785,450	$0 .04	7,105,977	$0 .03

Options exercisable at year End	—	$—	397,818	$0 .06	1,798,078	$0 .01

Securities Authorized For Issuance Under Equity Compensation Plan
The following table sets forth the securities that have been authorized under equity compensation plans as of December 31, 2004.

Number
Of Securities
Remaining
Available
	Number		For Future
	Of Securities		Issuance
	To Be Issued	Weighted-Average	Under Equity
	Upon Exercise	Exercise Price	Compensation Plans
	Of Outstanding	of Outstanding	(Excluding
	Options,	Options,	Securities
	Warrants And	Warrants And	Reflected
	Rights	Rights	In Column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	—	—	—
Equity compensation plans not approved by security holders

TOTAL	—	—	—

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ITEM 12 . SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT AND RELATED STOCKHOLDER MATTERS
Beneficial Owners
The following table sets forth, information with respect of the beneficial ownership as of April 11, 2005, for any person who is known to Celerity to be the beneficial owner of more than five percent (5%) of Celerity’s common stock.

			Shares
		Beneficially	Percent
Name and Address	Title of Class	Owned	of Class (1)
Cornell Capital Partners, LP	Common Stock	2,000,000,000	41.7%
101 Hudson St
Jersey City, NJ 07302

(1)	Applicable percentage of ownership is based on 4,796,102,805 shares of common stock outstanding as of April 11, 2005, together with securities convertible or exercisable into shares of common stock within 60 days for each shareholder. Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities that are currently exercisable or exercisable within 60 days of April 11, 2005 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.
Directors And Executive Officers
The following table shows the amount of capital stock of Celerity beneficially owned by Celerity’s directors, executive officers named in the Summary Compensation Table and by all directors and executive officers as a group as of April 11, 2005. Unless otherwise indicated, beneficial ownership is direct and the person indicated has sole voting and investment power . As of April 11, 2005, Celerity had 4,796,102,805 shares of common stock outstanding.

		Shares
		Beneficially	Percent
Name and Address	Title of Class	Owned	of Class (1)
Dr . Michael Kesselbrenner	Common Stock	8,570,978	0.18%
122 Perimeter Park Drive
Knoxville, Tennessee 37922

Robert B . Legnosky	Common Stock	360,000	0.01%

Jack McNamara	Common Stock	500,000	0.01%

David Leigh	Common Stock	1,797,215	0.04%

All Officers and Directors as Group	Common Stock	11,228,193	0.23%

(1)	Applicable percentage of ownership is based on 4,796,102,805 shares of common stock outstanding as of April 11, 2005 together with securities convertible or exercisable into shares of common stock within 60 days for each shareholder . Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to securities that are currently exercisable or exercisable within 60 days of April 11, 2005 are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

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ITEM 13 . CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
At December 31, 2004 the Company has an outstanding note payable to a principal holder of equity securities of the Company in the amount of $500,000. The note bears interest at 12% and is payable at interest only on a monthly basis with the balance due one year from inception.
At December 31, 2004, the Company has an outstanding demand note payable to a former member of the Company’s Board of Directors in the amount of $10,000 that arose from the normal course of business. The Company has delayed the payment of this note until certain settlements are made.
In April 2000, Celerity received $195,000 from David Hultquist, who later became a member of Celerity’s Board of Directors. The note was due in April 2002 and bears interest at 9%. On April, 2002, the Company defaulted on payments due of $125,000, plus accrued interest, aggregating to approximately $135,000. The Company agreed to a final settlement in 2003 that resulted in income from settlement of debt of $1,012.
In September 2002, the Company issued a 10% convertible debenture of $1,500,000 to a related party in exchange for 4% debentures due of $998,478, related accrued interest of $161,522 and additional proceeds, net of approximately $34,000 of offering costs, of approximately $306,000. This debenture is secured by all of the Company’s assets. This debenture has a term of five years and is convertible into the Company’s common stock, at the option of the holder, at a price equal to 87.5% of the lowest closing bid price of the common stock for the five trading days immediately preceding conversion, or $0.06 per share. The Company recognized a beneficial conversion feature for the convertible debentures as a discount on the convertible debentures and as additional paid-in capital. This discount of $540,550 will be amortized as a non-cash interest expense over the five year period from the date of issuance to the stated redemption date of the debentures. Upon conversion prior to the stated date of redemption the remaining unamortized discount will be recognized as a non-cash interest expense. During 2002 the related party sold $500,000 of this debenture, of which $350,000 remains outstanding at December 31, 2003. During 2003 the related party sold $145,000 of this debenture, of which $115,000 remains outstanding at December 31, 2003. At December 31, 2003, $285,000 of the debentures had converted to shares of common stock, $45,000 had been redeemed and $1,170,000 remained outstanding, of which $705,000 is to a related party. During 2004, the Company repaid $465,000 and $705,000 remains outstanding, all of which is due to a related party.
On December 1, 2003 the Company purchased a minority interest in Yorkville Advisors Management, LLC (“Yorkville”). Yorkville is the investment manager of a private equity fund that is a principal holder of equity securities of the Company. The purchase price amounted to $5,240,000. The acquisition was funded through the sale of 2,000,000,000 shares of common stock to the aforementioned private equity fund, resulting in net proceeds of $4,000,000 and the balance paid using the proceeds received from the issuance of convertible notes payable. During the year ended December 31, 2004, the Company received $1,255,000 in dividend income from this investment, which has been recorded as dividend income in the consolidated statements of operations.
On February 11, 2005, the Company became entitled to receive a distribution of $5,240,000 from Yorkville in connection with the Company’s Preferential Rights Membership Interest in Yorkville, pursuant to the terms of Yorkville’s Limited Liability Company Agreement, as amended. Accordingly, upon its receipt of the distribution, the Company will no longer have any ownership interest in Yorkville. The Company’s receipt of the Preferential Rights Membership Interest was precipitated by the Managing Member of Yorkville announcing that Yorkville will begin winding up its affairs and is expected to dissolve later this year due to recently adopted rules and rule amendments by the Securities and Exchange Commission.
The Company’s ownership interest in Yorkville was originally a minority Common Membership Interest. Pursuant to the terms of a Second Amendment to the Limited Liability Company Agreement of Yorkville entered into on January 31, 2005 among Yorkville and the other equity owners of Yorkville, the Company’s minority Common Membership Interest was reconstituted as Preferential Rights Interest. As a result, the Company became entitled to receive dividends and other distributions of Yorkville’s available assets in an amount up to the purchase price paid by the Company for its original Common Membership Interest. The $5,240,000 preferential distribution to be received by the Company represents the entire purchase price paid by the Company for its original Common Membership Interest.
We believe that each of the above referenced transactions was made on terms no less favorable to us than could have been obtained from and unaffiliated third party. Furthermore, any future transactions or loans between Celerity and officers, directors, principal stockholders or affiliates, and any forgiveness of such loans, will be on terms no less favorable to us than could be obtained from an unaffiliated third party, and will be approved by a majority of our directors, including a majority of our independent and disinterested directors who have access at our expense to our legal counsel.

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ITEM 14. PRINCIPAL ACCOUNTANT FEES AND SERVICES
Marcum & Kliegman audited our financial statements for the years ended December 31, 2004 and 2003 and HJ & Associates audited our financial statements for the year ended December 31, 2002.

Audit Fees. During the years ended December 31, 2004 and 2003 Marcum & Kliegman billed us an aggregate of $100,960 for professional services rendered for:
o Audit of our annual financial statements included in our Annual Report on Form 10-K for the years ended December 31, 2004 and 2003.
o Review of our financial statements included in our Quarterly Reports on Form 10-QSB for the year ended December 31, 2003.
o Review of our financial statements included in our Quarterly Reports on Form 10-Q for the year ended December 31, 2004.
During the year ended December 31, 2002 HJ & Associates billed us an aggregate of $52,500 for professional services rendered for:
o Audit of our annual financial statements included in our Annual Report on Form 10-KSB for the year ended December 31, 2002.
o Review of our financial statements included in our Quarterly Reports on Form 10-QSB for the year ended December 31, 2002.
Audit-Related Fees. During the years ended December 31, 2004, 2003 and 2002 Marcum & Kliegman and HJ & Associates billed us an aggregate of $0 for services rendered other than those described above under the heading “Audit Fees.”
Tax Fees. During the years ended December 31, 2004, 2003 and 2002 Marcum & Kliegman and HJ & Associates billed us an aggregate of $0 for services rendered other than those described above under the heading “Audit Fees.”
All Other Fees. During the years ended December 31, 2003 and 2002 Marcum & Kliegman and HJ & Associates billed us an aggregate of $0 for services rendered other than those described above under the heading “Audit Fees.”
All services provided by Marcum & Kliegman have been pre-approved by the Audit Committee before Marcum & Kliegman began to perform those services.
No services were rendered by Marcum & Kliegman pursuant to paragraph (c)(7)(ii)C of Rule 2-01 of Regulation S-X.

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PART IV
ITEM 15. EXHIBITS, FINANCIAL STATEMENTS AND REPORTS ON FORM 8-K
(a) Documents filed as part of this report:
See index to Consolidated Financial Statements attached, which are filed as part of this report.
(b) Reports on Form 8-K :
Report on Form 8-K filed on November 8, 2004 pursuant to Item 1.01 (Entry Into A Material Definitive Agreement) repo rted that on November 4, 2004 Celerity Systems Inc.’s wholly-owned subsidiary, Celerity Systems, Inc. (Celerity NV) entered into an Asset Purchase Agreement with Escent Systems, Inc. whereby Escent would purchase all of the inventory associated with their interactive video business in exchange for a 25% ownership in Escent Systems, Inc.
Report on Form 8-K filed February 18, 2005 pursuant to Item 5 (Other Events) reported that on February 11, 2005, Celerity Systems, Inc. became entitled to receive a distribution of $5,200,000 from Yorkville Advisors Management, LLC pursuant to the terms of a Preferential Rights Membership Interest in Yorkville .
(c) The following exhibits are filed as part of this registration statement:

Exhibit No .	Description	Location
3.1	Certificate of Incorporation of Celerity Systems, Inc.	Incorporated by reference to Exhibit 3.1 to the Registration Statement on SB-2 filed with the SEC on August 13, 1997

3.2	By laws of Celerity Systems, Inc.	Incorporated by reference to Exhibit 3.2 to the Registration Statement on SB-2 filed with the SEC on August 13, 1997

3.3	Certificate of Designation of Series C Preferred Stock	Incorporated by reference to the Registration Statement on Form SB-2 filed with the SEC on October 18, 2001

3.4	Certificate of Designation of Series D Preferred Stock	Incorporated by reference to Exhibit 3.4 to Form 10-KSB filed with the SEC on March 27, 2002

3.5	Certificate of Designation of Series E Preferred Stock	Incorporated by reference to Exhibit 3.4 to Form 10-KSB filed with the SEC on March 27, 2002

3.6	Certificate of Amendment to Certificate of Incorporation of Celerity Systems, Inc. dated August 23, 2002	Provided herewith

3.7	Certificate of Amendment to Certificate of Incorporation of Celerity Systems, Inc. dated April 17, 2002	Provided herewith

4.1	Form of Underwriter’s Warrant	Incorporated by reference to Exhibit 4.1 to Amendment No. 1 to Registration Statement on SB-2 filed with the SEC on October 8, 1997

4.2	1995 Stock Option Plan	Incorporated by reference to Exhibit 4.2 to the Registration Statement on SB-2 filed with the SEC on August 13, 1997

4.3	1997 Stock Option Plan	Incorporated by reference to Exhibit 4.3 to the Registration Statement on SB-2 filed with the SEC on August 13, 1997

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Exhibit No .	Description	Location
4.4	Form of Stock Certificate	Incorporated by reference to Exhibit 4.4 to Amendment No.2 to Registration Statement on SB-2 filed with the SEC on October 28, 1997

4.5	Form of Bridge Warrant	Incorporated by reference to Exhibit 4.5 to the Registration Statement on SB-2 filed with the SEC on August 13, 1997

4.11	Form of Registration Rights Agreement, between Celerity and each of RNI Limited Partnership, First Empire Corporation, Greg A. Tucker and Michael Kesselbrenner	Incorporated by reference to Exhibit 4.13 to Amendment No.1 to Form 10-KSB for the year ended December 31, 1998 as filed with the SEC on April 30, 1999

4.12	Form of Warrant issued April 27, 1999	Incorporated by reference to Exhibit 4.2 to the Registration Statement on S-3 filed with the SEC on June 18, 1999

10.1	Warrant to purchase 2,500,000 shares of common stock dated as of June 14, 2001 given by Celerity Systems to Cornell Capital Partners, L.P.	Incorporated by reference to the Registration Statement on Form SB-2 filed with the SEC on October 18, 2001

10.2	Warrant to purchase 3,500,000 shares of common stock dated as of August, 2001 given by Celerity Systems to Cornell Capital Partners, L.P.	Incorporated by reference to the Registration Statement on Form SB-2 filed with the SEC on October 18, 2001

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SIGNATURES
In accordance with Section 13 or 15(d) of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

CELERITY SYSTEMS, INC.

/s/ Robert B. Legnosky
Robert B. Legnosky	President, Chief Executive Officer and	April 14, 2005
Interim Chief Financial Officer
     In accordance with the Exchange Act of 1934, this report has been signed below by the following persons on behalf of the registrant in the capacities and on the dates indicated.

Signature	Title	Date
/s/ Robert B. Legnosky	President, Chief Executive Officer	April 14, 2005

Robert B. Legnosky	and Chairman of the Board
(Principal Executive Officer)
(Principal Financial Officer)

/s/ John McNamara, Jr.	Director	April 14, 2005

John McNamara

/s/ Dr. Michael Kesselbrenner	Director	April 14, 2005

Dr. Michael Kesselbrenner

/s/ David Leigh	Director	April 14, 2005

David Leigh

25

CELERITY SYSTEMS, INC .

F-i

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Stockholders Celerity Systems, Inc .
We have audited the accompanying consolidated balance sheets of Celerity Systems. Inc. (the “Company”) as of December 31, 2004 and 2003 and the related statement of operations, stockholders’ (deficit) equity and cash flows for the year ended December 31, 2004 and for the period from January 1, 2003 to June 2, 2003 and the period from June 3, 2003 through December 31, 2003. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We concluded out audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Celerity Systems, Inc. as of December 31, 2004 and 2003 and the consolidated results of their operations and their cash flows for the year ended December 31, 2004 and for the period from January 1, 2003 to June 2, 2003 and the period from June 3, 2003 through December 31, 2003 in conformity with accounting principles generally accepted in the United States of America.
As discussed in Note 1 to the consolidated financial statements, accounting principles used in the preparation of the consolidated financial statements beginning June 3, 2003 and the periods from June 3, 2003 (upon conversion to a business development company under the Investment Company Act of 1940. as amended) are different than those of prior periods and therefore are not directly comparable.
The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern . As discussed on Note 4 to the consolidated financial statements, the Company has had recurring losses since inception of approximately $43,470,000 and continues to suffer cash flow and working capital shortages. As of December 31, 2004, the Company had negative net working capital of approximately $1,713,000. These factors raise substantial doubt about the Company’s ability to continue as a going concern. Management’s plans in regards to these matters are also described in Note 4. The Consolidated Financial Statements do not include any adjustment that might result from the outcome of this uncertainty.
As discussed in Note 6 and Note 8, the Consolidated Financial Statements include securities whose values have been estimated by the Board of Directors. Those estimated values may differ significantly from the values that ultimately would be realized.

/s/ Marcun & Kliegman LLP

Marcum & Kliegman LLP
New York, New York
March 11, 2005, except for Note 22(b) which is as of March 31, 2005

INDEPENDENT AUDITORS’ REPORT
Board of Directors
Celerity Systems, Inc.
Knoxville, Tennessee
We have audited the accompanying statement of operations, stockholders’ deficit, and cash flows for the year ended December 31, 2002. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.
We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement . An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
In our opinion, the 2002 financial statements referred to above present fairly, in all material respects, the results of Celerity Systems, Inc.’s operations and cash flows for the year ended December 31, 2002 in conformity with accounting principles generally accepted in the United States of America.
The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 3 to the financial statements, the Company has a working capital deficit of approximately $2,727,000 and has suffered recurring losses from operations and net operating cash outflows that raise substantial doubt about its ability to continue as a going concern. Management’s plans in regard to these matters are also described in Note 3 . The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ HJ & Associates, LLC

HJ & Associates, LLC
Salt Lake City, Utah
April 3, 2003

CELERITY SYSTEMS, INC. AND SUBSIDIARY
Consolidated Balance Sheets

	December 31,
	2004	2003
Assets
Cash	$1,863	$56,156
Other current assets	2,664	6,764

Total current assets	4,527	62,920

Fixed assets, net	38,391	38,317
Investment in Yorkville Advisors Management, LLC, at cost which approximates fair value (see Note 6)	5,240,000	5,240,000
Debt offering costs, net	40,529	165,903

Total assets	$5,323,447	$5,507,140

Liabilities and Stockholders’ Equity

Accounts payable	$473,637	$463,552
Judgments and defaults payable (including $213,400 to a related party at 2004 and 2003)	400,675	570,781
Accrued interest (including $188,366 and $126,416 to a related party)	321,629	270,746
Notes payable — related party	510,000	115,000
Other current liabilities	11,311	16,867

Total current liabilities	1,717,252	1,436,946

Convertible debentures — related party, net	583,517	570,727
Convertible debentures, net	1,703,495	1,518,758

	2,287,012	2,089,485

Total liabilities	4,004,264	3,526,431

Commitments and contingencies	—	—
Stockholders’ Equity
Common stock, $.001 par value, 5,000,000,000 shares authorized, 4,796,102,805 and 4,553,473,409 issued and outstanding in 2004 and 2003, respectively	4,796,103	4,553,473
Additional paid-in capital	40,555,128	40,544,690
Treasury stock, at cost — 226,843,599 shares	(561,334)	—
Net unrealized depreciation on investments	—	(842,121)
Accumulated deficit	(43,470,714)	(42,275,333)

Total stockholders’ equity	1,319,183	1,980,709

Total liabilities and stockholders’ equity	$5,323,447	$5,507,140

The accompanying notes are an integral part of these consolidated financial statements

CELERITY SYSTEMS, INC. AND SUBSIDIARY
Consolidated Statements of Operations

	As a Business Development		Prior to Becoming a Business
	Company		Development Company
		Period from
	Year Ended	June 3, 2003 to	Period from	Year Ended
	December 31,	December 31,	January 1, 2003	December 31,
	2004	2003	to June 2, 2003	2002
Realized and unrealized loss on investments	$(290,887)	$(842,121)	$—	$—
Dividend income	1,255,000	65,000	—	—

	964,113	(777,121)	—	—
Sales	—	—	—	649,815
Cost of sales	—	—	—	601,193

	—	—	—	48,622
Inventory write-downs and adjustments	—	—	—	369,546

Gross income (loss)	964,113	(777,121)	—	(320,924)
General and administrative expenses	714,215	351,001	300,266	2,045,738

Operating income (loss)	249,898	(1,128,122)	(300,266)	(2,366,662)
Other income (expense)
Amortization of debt offering costs	(125,374)	(372,808)	(95,063)	(568,263)
Beneficial conversion feature — convertible debentures	(380,027)	(709,720)	(196,080)	(1,018,759)
Interest expense	(187,887)	(265,467)	(202,402)	(691,782)
Settlement of debt	89,016	1,534,985	176,095	49,132
Income on equity warrant liability	—	—	—	134,374
Other income	1,114	—	—	6,254

Total other income (expense)	(603,158)	186,990	(317,450)	(2,089,044)

Net loss	(353,260)	(941,132)	(617,716)	(4,455,706)
Beneficial conversion feature — preferred stock	—	—	—	(154,000)

Net loss attributable to common stockholders	$(353,260)	$(941,132)	$(617,716)	$(4,609,706)

Loss per common share, basic and diluted
Net loss per common share, basic and diluted	$—	$—	$—	$(0.08)
Beneficial conversion feature — preferred stock	—	—	—	—

Net loss per common share attributable to common stockholders	$—	$—	$—	$(0.08)

Weighted average shares outstanding — basic and diluted	4,701,086,889	1,046,447,945	283,614,763	57,076,981

The accompanying notes are an integral part of these consolidated financial statements

CELERITY SYSTEMS, INC. AND SUBSIDIARY
Consolidated Statements of Cash Flows

	As a Business Development		Prior to Becoming a Business
	Company		Development Company
		Period from
	Year Ended	June 3, 2003 to	Period from	Year Ended
	December 31,	December 31,	January 1, 2003	December 31,
	2004	2003	to June 2, 2003	2002
Cash flows from operating activities:
Net loss	$(353,260)	$(941,132)	$(617,716)	$(4,455,706)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Settlement of debt	(89,016)	(1,534,985)	(176,095)	(49,132)
Unrealized loss on investment	290,887	842,121
Equity warrant liability				(134,374)
Depreciation and amortization	17,664	—	17,289	86,227
Inventory write-downs and adjustments	—	—	—	369,546
Beneficial conversion — convertible notes	380 027	709,730	196 080	1,018,759
Amortization of debt offering costs	125,374	372,808	95,063	568,263
Loss on abandonment of fixed assets	—	—	46,561	—
Shares of common stock issued as payment for consulting fees, payroll and directors’ fees	2,250	67,143	8,479	124,058
Changes in operatin other current assets and liabilities:
Accounts receivable	—	—	—	4,282
Inventories	—	—	(34,322)	627,872
Other current assets	4,100	(6,764)	—	—
Accounts payable	70,209	(325,708)	(50,734)	33,481
Judgements and defaults payable	(141,214)
Accrued wages and related taxes		(136,858)	—	250,019
Accrued interest	78,007	215,486	212,222	237,895
Other current liabilities	(5,555)	(21,137)	(8,163)	67,728

Net cash provided by (used in) operating activities	379,473	(759,306)	(311,336)	(1,251,082)

Cash flows from investing activities;
Purchase of fixed assets	(17,738)	(38,317)	—	(2,494)
Advances to Celerity Systems-NV	(290,887)	(297,356)	—	—
Acquisition of minority interest in Yorkville Advisors’ Management, LLC	—	(5,240,000)	—	—

Net cash used in investing activitities	(308,625}	(5,575,673)	—	(2,494)

Cash flows from financing activities:
Proceeds from notes payable — related party	500,000	15,000	25,000	113,950
Payments on notes payable — related party	(105,000)	(163,950)	—	—
Proceeds from convertible debentures	537,500	1,380,000	299,000	1,140,000
Principal payments on debt	(500,000)	(7,591)	—	(305,000)
Proceeds from issuance of common stock	193,500	5,166,500	—	93,000
Purchase of treasury stock	(751,141)	—	—
Proceeds from preferred stock offering, net of offering costs	—	—	—	154,000
Debt offering costs	—	—	(16,500)	(109,350)

Net cash provided by (used in) financing activities	(125,141)	6,389,959	307,500	1,086,600

Net increase (decrease) in cash	(54,293)	54,980	(3,836)	(166,976)
Cash, beginning of period	56,156	1, 176	5,012	171,988

Cash, end of period	$1,863	$56,156	$1,176	$5,012

The accompanying notes are an integral part of these consolidated financial statements

CELERITY SYSTEMS, INC. AND SUBSIDIARY
Consolidated Statement of Changes in Stockholders’ (Deficit) Equity For the years ended December 31, 2004 and 2003 and 2002

							Total
			Additional		Net Unrealized		Stockholders’
	Common Stock		Paid-In	Treasury	Depreciation	Accumulated	(Deficit)
	Shares	Amount	Capital	Stock	on Investments	Deficit	Equity
Balance January 1, 2002	4,939,763	4,940	33,173,170	—	—	(36,948,900)	(3,770,790)

Issuance of common stock	9,300,000	9,300	83,700				93,000
Issuance of convertible debentures with beneficial conversion feature			452,252				452,252
Issuance of convertible preferred stock with beneficial conversion feature			154,000				154,000
Issuance of common stock as payment of certain consulting and directors’ fees, payroll and accounts payable items	3,810,388	3,810	120,248				124,058
Conversion of convertible debentures to shares of common stock	223,675,428	223,675	1,278,523				1,502,198
Conversion of convertible preferred stock to shares of common stock	4,600,000	4,600	796,900				801,500
Amortization of beneficial conversion feature and accretion of redeemable convertible preferred stock						(154,000)	(154,000)
Close out of equity warranty liability account			29,629				29,629
Reestablish equity warranty liability account			(29,629)				(29,629)
Net loss						(4,455,706)	(4,455,706)

Balance, December 31, 2002	246,325,579	246,325	36,058,793	—	—	(41,558,606)	(5,253,488)

Issuance of convertible debentures with beneficial conversion feature			198,200				198,200
Issuance of common stock as payment of certain consulting fees, payroll and accounts payable items	4,555,617	4,556	3,924				8,480
Conversion of convertible debentures to shares of common stock	228,023,673	228,024	67,976				296,000
Conversion of convertible preferred stock to shares of common stock	2,645,000	2,645	359,855				362,500
Net loss						(617,716)	(617,716)

Balance, June 3, 2003	481,549,869	481,550	36,688,748	—	—	(42,176,322)	(5,006,024)

Issuance of common stock for cash	3,149,833,333	3,149,833	2,016,667				5,166,500
Issuance of convertible debentures with beneficial conversion feature			291,290				291,290
Issuance of common stock as payment of director’s fees	61,830,000	61,830	313				62,143
Conversion of convertible debentures to shares of common stock	860,260,207	860,260	1,547,672				2,407,932
Net loss					(842,121)	(99,011)	(941,132)

Balance, December 31, 2003	4,553,473,409	4,553,473	40,544,690	—	(842,121)	(42,275,333)	1,980,709

Issuance of common stock for cash	140,000,000	140,000	53,500				193,500
Issuance of common stock as payment of certain consulting fees, payroll and accounts payable items	1,500,000	1,500	750				2,250
Conversion of convertible debentures to shares of common stock	241,727,920	241,728	5,397				247,125
Acquisition of treasury stock				(751,141)			(751,141)
Cancellation of treasury stock	(140,598,524)	(140,598)	(49,209)	189,807			—
Unrealized depreciation of investment in Celerity NV					(290,887)	290,887	—
Transfer of unrealized depreciation to permanent loss on investment in Celerity NV					1,133,008	(1,133,008)	—
Net loss						(353,260)	(353,260)

Balance, December 31, 2004	4,796,102,805	$4,796,103	$40,555,128	$(561,334)	$—	$(43,470,714)	$1,319,183

The accompanying notes are an integral part of these consolidated financial statements

CELERITY SYSTEMS, INC.
Notes to Consolidated Financial Statements
1. Organization and Nature of Business
Celerity Systems, Inc. (the “Company”), a Delaware corporation, is a closed-end management investment company that was initially formed to design, develop, integrate, install, operate and support interactive video services hardware and software (“interactive video”) systems. On June 3, 2003, the Company elected to become a Business Development Company (“BDC”) that is regulated under the Investment Company Act of 1940, as amended. A BDC is an investment company designed to assist eligible portfolio companies with capital formation which are required to offer, and many times do render, substantial and continuing management advice. As contemplated by this transaction, the Company materially changed its business plan to primarily seek investments in developing companies that offer attractive investment opportunities. This new focus is not limited to any particular industry.
On May 20, 2003, the Company formed a subsidiary, Celerity Systems, Inc. (a Nevada corporation), (“Celerity NV”). The assets and liabilities related to the existing interactive video business were transferred to Celerity NV for 100% of the common stock. As this subsidiary is not an investment company, after June 3, 2003 it is not consolidated with the parent company. During fourth quarter 2003, Management assessed its investment in Celerity Nevada and based upon market conditions recorded a write-down of its investment to nil. In September 2004, Management decided to close the interactive video business, write the assets down to nil and have an orderly liquidation of the business and the assets of Celerity NV. The Company subsequently entered into an asset purchase agreement with Escent System, Inc. Celerity NV thereupon exchanged all of its assets and business interests as well as a cash payment of $15,000 for working capital to Escent Systems, Inc. in return for 25% of the ownership of Escent Systems, Inc. Escent is a start up company without a significant sales history. The future of the interactive video business is dependent upon continued research and development of both equipment and content and Escent may not be able to secure financing to fund that research and development. Therefore, the Company has considered the fair value of its investment in Escent to be nil. The Company exercises no business or managerial controls over Escent’s operations and the Company guarantees no debt or advances to Escent.
Since its designation as a BDC the Company’s principal investment is a minority ownership interest in Yorkville Advisors Management, LLC (Note 6).
In accordance with Article 6 of Regulation S-X under the Securities Act of 1933 and Securities Exchange Act of 1934, the Company does not consolidate portfolio company investments in which the Company has a controlling interest.
2. Conversion to Business Development Company
The results of operations for 2003 are divided into two periods. The period from January 1, 2003 through June 2, 2003 reflects the Company’s results prior to operating as a BDC. The period from June 3, 2003 through December 31, 2003 reflects the Company’s results as a BDC. Accounting principles used in the preparation of the financial statements beginning June 3, 2003 are different than those of prior periods and, therefore, the financial position and results of operations of these periods are not directly comparable. The primary differences in accounting principles relate to the carrying value of investments.
3. Summary of Significant Accounting Policies
Principles of Consolidation — The consolidated financial statements include the accounts of Celerity Systems, Inc. (a Delaware corporation) and its wholly-owned subsidiary. All significant inter-company transactions and balances have been eliminated in consolidation.
Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
Fair Value of Financial Instruments — The carrying amount of items included in working capital approximates fair value because of the short maturity of those instruments. The carrying value of the Company’s debt approximates fair value because it bears interest at rates that are similar to current borrowing rates for loans of comparable terms, maturity and credit risk that are available to the Company.

Fixed Assets — Fixed assets are recorded at cost. Depreciation is computed using the straight-line method over the estimated useful lives of the underlying assets, generally five years. Leasehold improvements are amortized using the straight-line method over the shorter of the estimated useful lives of the assets or the term of the lease. Routine repair and maintenance costs are expensed as incurred. Costs of major additions, replacements and improvements are capitalized. Gains and losses from disposals are included in income. The Company periodically evaluates the carrying value by considering the future cash flows generated by the assets. Management believes that the carrying value reflected in the consolidated financial statements is fairly stated based on this criteria.
Debt Offering Costs — Debt offering costs are related to private placements and are being amortized on a straight line basis over the term of the related debt, most of which is in the form of convertible debentures. Should conversion occur prior to the stated maturity date the remaining unamortized cost is expensed.

	2004	2003
January 1,	$165,903	$617,274
New debt offering costs	-0-	16,500
Amortization	(125,374)	(467,871)

December 31,	$40,529	$165,903

Investment Valuation — Investments in equity securities are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively. The fair value of investments that have no ready market, are determined in good faith by management, and approved by the Board of Directors, based upon assets and revenues of the underlying investee companies as well as general market trends for businesses in the same industry. Because of the inherent uncertainty of valuations, management’s estimates of the values of the investments may differ significantly from the values that would have been used had a ready market for the investments existed and the differences could be material.
Revenue Recognition — For the interactive video business the Company recorded revenues upon shipment of goods and after all risks and rewards of ownership of the related products has passed to the buyer. The Company recorded sales for services upon the completion of training and ratably over the life of any maintenance or support agreement. The Company’s general sales terms required a deposit with the order and the balance upon delivery, except for educational sales that are handled on a net 30 basis. During Fourth quarter 2004, Management closed this business.
Dividend income is recognized when declared and paid by our investee.
Income Taxes — The Company accounts for income taxes using the asset and liability method, whereby deferred tax assets and liabilities are determined based upon the differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance related to the deferred tax assets is also recorded when it is more likely than not that some or all of the deferred tax asset will not be realized.
Stock Based Compensation — In December, 2002, the FASB issued SFAS No. 148, “Accounting for Stock-Based Compensation—Transition and Disclosure — an amendment of FASB Statement No. 123” which is effective for financial statements issued for fiscal years ending after December 15, 2002. This Statement amends FASB Statement No. 123, Accounting for Stock-Based Compensation, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, this Statement amends the disclosure requirements of Statement 123 to require prominent disclosures in both annual and interim financial statements about the method of accounting for stock-based compensation and the effect of the method used on reported results. The Company continues to follow the pro-forma disclosures for stock based compensation as permitted in SFAS 123.
The Company had no stock options granted in 2004 or 2003. Further, the Company recorded no compensation expense related to options granted in 2002 as the exercise price of the options was equal to the fair market value of the Company’s common stock at grant dates. In 2004, the Company’s directors further voided all existing options and warrants. Had compensation cost for the options granted been determined based on the fair value at the grant dates for awards under the Plan issued in 2002 consistent with the method of SFAS 123, the Company’s net loss would have been adjusted to the pro forma amounts indicated below:

	2004	2003	2002
Net loss	$(353,260)	$(1,558,848)	$(4,455,706)
Less : stock-based compensation expense determined under fair value method	-0-	-0-	(55,830)

Net loss as adjusted	$(353,260)	$(1,558,848)	$(4,511,536)

Net value per share
Basic and Diluted — as reported	$(0.00)	$(0.00)	$(0.08)
Basic and Diluted — pro forma	$(0.00)	$(0.00)	$(0.08)
The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model with the following assumptions used for grants in 2002; risk-free interest rate of 1.86%, volatility between 237% and 330% and expected lives from three to ten years.
Valuation of Options and Warrants — The valuation of options and warrants granted to unrelated parties for services are measured as of the earlier (1) the date at which a commitment for performance by the counterparty to earn the equity instrument is reached or (2) the date the counterparty’s performance is complete. Pursuant to the requirements of EITF 96-18, the options and warrants will continue to be revalued in situations where they are granted prior to the completion of the performance.
Recent Accounting Pronouncements — In December 2003, the FASB issued Interpretation No. 46 (revised) “Consolidation of Variable Interest Entities” (FIN46R), an interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements”. Variable interest entities, some of which were formerly referred to as special purpose entities, are generally entities for which their other equity investors (1) do not provide significant financial resources for the entity to sustain its activities, (2) do not have voting rights or (3) have voting rights that are disproportionately high compared with their economic interests. Under FIN46R, variable interest entities must be consolidated by the primary beneficiary. The primary beneficiary is generally defined as having the majority of the risks and rewards of ownership arising from the variable interest entity. FIN46R also requires certain disclosures if a significant variable interest is held but not required to be consolidated. The effective date of revised Interpretation No. 46 varies but is effective for the Company commencing March 31, 2004. The standard has not had a material impact on its consolidated financial condition or results of operations.
In December 2004, the FASB issued SFAS No. 123R “Shared Based Payment”. This statement is a revision of SFAS Statement No. 123, “Accounting for Stock-Based Compensation” and supersedes APB Opinion No. 25, “Accounting for Stock Issued to Employees,” and its related implementation guidance. SFAS 123R addresses all forms of shared based payment (“SBP”) awards, including shares issued under employee stock purchase plans, stock options, restricted stock and stock appreciation rights. Under SFAS 123R, SBP awards result in a cost that will be measured at fair value on the awards’ grant date, based on the estimated number of awards that are expected to vest and will be reflected as compensation cost in the historical financial statements. This statement is effective for public entities as of the beginning of the first interim or annual reporting period that begins after June 15, 2005. The Company has no options outstanding at December 31, 2004. Accordingly, SFAS No. 123R did not have a significant impact on the Company’s consolidated financial condition or results of operations.
Impairment of Long-Lived Assets — The Company accounts for impairment of long-lived assets in accordance with Statement of Financial Accounting Standards (“SFAS”) No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”. SFAS No. 144 established a uniform accounting model for long-lived assets to be disposed of. SFAS No. 144 also requires that long-lived assets be reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability of assets to be held and used is measured by comparing the carrying amount of an asset to estimated undiscounted future net cash flows expected to be generated by the asset. If the carrying amount of the asset exceeds its estimated future cash flows, an impairment charge is recognized by the amount by which the carrying amount of the asset exceeds the fair value of the asset. At December 31, 2004, the Company believes that there has been no impairment of its long-lived assets.
Advertising — The Company follows the policy of charging the costs of advertising to expense as incurred. Expenses incurred were $0, $4,640 and $0 for the years ended December 31, 2004, 2003 and 2002, respectively.

Reclassifications — Certain prior year balances have been reclassified to conform with the current year presentation.
4. Going Concern
The Company’s consolidated financial statements have been prepared assuming that the Company will continue as a going concern. The Company has had recurring losses since inception of approximately $43,470,000, and continues to suffer cash flow and working capital shortages. As of December 31, 2004, the Company had negative net working capital of approximately $1,713,000. These factors raised substantial doubt about the Company’s ability to continue as a going concern.
On June 3, 2003, the Company filed with the Securities and Exchange Commission to become a BDC which is regulated under Section 54 of the Investment Company Act of 1940. As a BDC, the Company may sell shares of its freely trading common stock in amounts up to $5,000,000 in a twelve-month period. Shares sold are exempt from registration under Regulation E of the Securities Act of 1933. On June 4, 2003 the Company filed an Offering Circular Under Regulation E to sell up to $4,500,000 of its common stock at a minimum price of $0.001 to a maximum price of $0.02. Between June 3, 2003 and December 31, 2004 the Company sold 1,289,833,333 shares resulting in net proceeds of $1,360,000.
The ability of the Company to continue as a going concern is dependent upon its ability to successfully accomplish the plan described above and eventually attain profitable operations. The accompanying consolidated financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.
5. Fixed Assets, net
Cost and related accumulated depreciation of the fixed assets are as follows:

	2004	2003
Property and equipment	$56,055	$38,317
Accumulated depreciation	(17,664)	—

	$38,391	$38,317

Depreciation expense in 2004, 2003 and 2002 was $17,664, $17,289 and $86,227, respectively. In 2003, the Company recorded a loss on abandonment charge on the disposal of certain fixed assets of $46,561 in connection with certain abandoned projects.
6. Investment in Yorkville Advisors’ Management, LLC
On December 1, 2003 the Company purchased a minority interest in Yorkville Advisors Management, LLC (“Yorkville”). Yorkville is the investment manager of a private equity fund that is a principal holder of equity securities of the Company. The purchase price amounted to $5,240,000. The acquisition was funded through the sale of 2,000,000,000 shares of common stock to the aforementioned private equity fund, resulting in net proceeds of $4,000,000 and the balance paid using the proceeds received from the issuance of convertible notes payable. These shares were issued subsequent to December 31, 2003. During the year ended December 31, 2004 and 2003, the Company received $ 1,255,000 and $65,000 respectively in dividend income from this investment, which has been recorded as Dividend Income in the consolidated statements of operations In 2005, the Company has been informed that Yorkville is in the process of an orderly liquidation of its business. Under the terms of a Preferential Rights Agreement, the Company’s membership interest in Yorkville has been converted into a new class with certain preferential rights and shall receive consideration equal to the original purchase price less certain debt of approximately $1,500,000 due to an affiliated company of Yorkville (see Note 22(a)).

7. Investment in Celerity Systems, Inc. (A Nevada corporation)
The following table represents Celerity NV’s statement of operations.
The following table represents Celerity NV’s statements of operations for the years ended December 31, 2004 and 2003.

	2004	2003
Sales	$65,900	$247,945
Cost of Sales	299,200	86,949

	(233,300)	160,996
Inventory write-downs and adjustments		1,076,369

Gross loss	(233,300)	(915,373)
General and administrative expenses	212,647	193,660

Operating loss	(445,947)	(1,109,033)

Other income (expense)	(75,432)
Interest expense		(5,682)
Settlement of debt	319,340	174,950

Total other income (expense)	243,907	169,268

Net loss	$(202,039)	$(939,765)

The following table represents Celerity NV’s balance sheets as of December 31, 2004 and 2003.

	2004	2003
Accounts receivable, net		$49,319
Inventories, net		299,200

Total current assets		348,519
Fixed assets, net		67,933
Other		1,600

Total assets	$-0-	$418,052

Accounts payable		$834,216
Other current liabilities		23,601

Total liabilities	$-0-	857,817

Stockholder Deficit
Common stock	250	250
Additional paid-in capital	1,141,554	499,750
Accumulated deficit	(1,141,804)	(939,765)

Total stockholder deficit	-0-	(439,765)
Total liabilities and deficit	$-0-	$418,052

Celerity NV developed and manufactured, at third party plants, digital set top boxes and digital video servers for the interactive television and high speed Internet markets. NV also provided a comprehensive content package for education users with over 1,300 titles available. Due to a lack of funding NV had been targeting the education market, to the exclusion of other markets available to us. During the fourth quarter of 2003 an informal arrangement concerning a pending sale was terminated and the Company determined that a significant portion of the inventory was not salable. As a result during the fourth quarter of 2003, NV recorded a reserve adjustment of $1,068,870. The write down results from a lower of cost of market valuation on certain parts and finished goods.
The Company charged NV for salaries and benefits and a portion of costs as a facility charge. Additionally, the Company advanced funds for any inventory purchases or other costs necessary to complete a sale or to maintain the systems previously sold. During 2004 and 2003, the Company advanced $290,887 and $342,121 to NV. The Company advances plus the initial investment of $500,000 in net assets transferred to NV resulted in an unrealized depreciation on the investment in NV of $1,133,008 as reflected in the statement of operations of the Company since its formation as a BDC. At December 31, 2004, the Company forgave its receivable from NV and NV credited $641,804 to additional paid in capital.

In 2003, the subsidiary Company had sales of $247,945 to Kidston Communications, representing 100% of its total sales. Kidston Communications operates in the education market and is controlled by Edward Kidston, a director of the Company until October 30, 2002. Kidston Communications had an agreement that it could purchase products from our Company at a five percent discount to list price.
Because of lack of sales of systems and consequent lack of operating profits, the Company’s directors decided to cease operations and dispose of the remaining business and related assets. Accordingly, the Company entered into a sales agreement with Escent Systems, Inc. whereby the Company transferred all the assets and business plus $15,000 for working capital in return for a 25% equity position in Escent Systems, Inc. Since the net assets of Celerity NV had been written to nil, there was no further loss recorded on the transaction.
8. Investment in Sagamore Holdings, Inc.
In September 2004, the Company entered into a business development agreement with Sagamaore Holdings, Inc. with an effective date of October 4, 2004. The Company received 7,500,000 shares of Sagamore common stock as consideration for its agreement to provide future services regarding capital formation and management advise. The Company has reviewed the valuation of the Sagamore stock using fair value, and, based on the liquidation preference of the preferred stockholder, management has considered the value of the stock as nil. Also, the Company rendered no specific services in 2004. Accordingly, the Company has included the value of the Sagamore stock in its financial statements as nil and not recognized any revenue from the transaction
9. Judgments and defaults payable
At December 31, 2004 amounts shown in this account reflect $151,275 in judgments recorded against the Company and $249,400 of liquidated damages accrued as a result of not filing an effective registration statement for certain convertible debentures.
10. Income Taxes
The tax effects of temporary differences giving rise to the Company’s deferred tax assets (liabilities) at December 31 are as follows:

	2004	2003
Current :
Inventory reserves	$—	$—
Other	—	51,000

	611,000	139,000
Valuation allowance for net current deferred tax assets	—	(51,000)

Total net current deferred tax asset	$—	$—

Noncurrent :
Net operating loss and research credit carryforwards	$14,247,000	$13,513,000
Property and equipment	—	(5,000)

	13,508,000	14,005,000
Valuation allowance for net noncurrent deferred tax assets	(14,247,000)	(13,508,000)

Total net noncurrent deferred tax asset	$—	$—

As a result of significant historical pretax losses, management cannot conclude that it is more likely than not that the deferred tax asset will not be realized. Accordingly, a full valuation allowance has been established against the total net deferred tax asset.
The Company’s income tax benefit differs from that obtained by using the federal statutory rate of 34% as a result of the following

	2004	2003	2002
Computed “expected” tax (benefit)	$(120,000)	$(530,000)	$(1,165,000)
State income tax (benefit), net of federal income tax benefit	(14,000)	(62,000)	(136,000)
Beneficial conversion feature expense	129,000	359,000	875,000
Loss of benefit of deferred tax asset	5,000	233,000	426,000

	$—	$—	$—

At December 31, 2004, the Company has an available net operating loss carryforward of approximately $37,491,000 ($35,436,000 in 2003). The increases in 2004 are due primarily to the timing differences of certain inventory and accounts receivable valuations which were recognized in the financial statements in 2003 and which are being allowed as realized tax deductions in 2004. These deductions create net operating loss carryforwards which in certain circumstances could become limited due to a change in control of the subsidiary. These amounts are available to reduce the Company’s future taxable income and expire in the years 2011 through 2024.
11. Notes Payable, Long Term Debt and Equity Line of Credit
Notes Payable — Related Party
In April 2000, the Company received $195,000 from an individual who later became a member of the Company’s Board of Directors. The note was due in April 2002 and bears interest at 9%. In April 2002 the Company defaulted on payments due of $125,000 plus accrued interest, aggregating to approximately $135,000. The Company agreed to a final settlement in 2003 which resulted in income from settlement of debt of $1,012.
In November 2004, the Company received $500,000 from a principal holder of the Company’s equity securities. The note bears interest at 12% and is due interest only on a monthly basis through November 2005 when the instrument matures and the entire balance is due.
At December 31, 2004, the Company has an outstanding non interest bearing demand note payable to a former member of the Company’s Board of Directors in the amount of $10,000. Settlement of the note is pending resolution of certain claims the Company has against the note holder.
Long Term Debt
In October and November 1998, the Company placed $450,000 of 7% notes with a term of three years. Of the total notes placed, $300,000 were converted into common stock upon the closing of a private offering in the first half of 2000. On October 27, 2001, the Company defaulted on payments due of $150,000, plus accrued interest. At December 31, 2003, the note had an outstanding balance of $132,409. Written demand was received from each of the two note holders and the notes were paid at their full carrying values in 2004.
In 2002, the Company issued $800,000 aggregate principal amount of 4% convertible debentures resulting in net proceeds of approximately $726,000. The debentures have a term of five years and are convertible into the Company’s common stock, at the option of the holder, at a price equal to 75% of the average closing bid price of the common stock for the five trading days immediately preceding conversion. At December 31, 2002, $400,000 of the debentures had converted to shares of common stock and $400,000 was exchanged as part of the 10% convertible debenture disclosed below.

In September 2002, the Company issued a 10% convertible debenture of $1,500,000 to a related party in exchange for 4% debentures due of $998,478, related accrued interest of $161,522 and additional proceeds, net of approximately $34,000 of offering costs, of approximately $306,000. This debenture is secured by all of the Company’s assets. This debenture has a term of five years and is convertible into the Company’s common stock, at the option of the holder, at a price equal to 87.5% of the lowest closing bid price of the common stock for the five trading days immediately preceding conversion, or $0.06 per share. The Company recognized a beneficial conversion feature for the convertible debentures as a discount on the convertible debentures and as additional paid-in capital. This discount of $540,550 will be amortized as a non-cash interest expense over the five year period from the date of issuance to the stated redemption date of the debentures. Upon conversion prior to the stated date of redemption the remaining unamortized discount will be recognized as a non-cash interest expense. During 2002 the related party sold $500,000 of this debenture, of which none remains outstanding at December 31, 2004. During 2003 the related party sold $145,000 of this debenture, of which none remains outstanding at December 31, 2004. During 2004 $465,000 was paid to two unrelated debenture holders at carrying value. At December 31, 2004, $285,000 of the debentures had converted to 228,023,673 shares of common stock, $510,000 had been repaid and $705,000 remained outstanding, of which all is to a related party.
During 2003, the Company issued $429,000 aggregate principal amount of 5% convertible debentures, resulting in proceeds, net of $16,500 of debt issue costs, of $413,500. The debentures have a term of three years and are convertible into the Company’s common stock, at the option of the holder, at a price equal to $0.001. The Company recognized a beneficial conversion feature for the convertible debentures as a discount on the convertible debentures and as additional paid-in capital. This discount of $328,200 will be amortized as a non-cash interest expense over the three year period from the date of issuance to the stated redemption date of the debentures. Upon conversion prior to the stated date of redemption the remaining unamortized discount will be expensed. At December 31, 2004, $369,000 of the debentures had converted to shares of common stock, $10,000 had been repaid and $50,000 remained outstanding, all due to a related party.
In 2003, the Company issued $1,250,000 aggregate principal amount of 5% convertible debentures. These debentures have a term of three years and are convertible into the Company’s common stock, at the option of the holder, at a price equal to 80% of the lowest closing bid price of the common stock for the five trading days immediately preceding conversion. The Company recognized a beneficial conversion feature for the convertible debentures as a discount on the convertible on the convertible debentures and as additional paid-in capital. This discount of $161,290 is being amortized as a non-cash interest expense over the three year period from the date of issuance to the stated redemption date of the debentures. Upon conversion prior to the stated date of redemption the remaining unamortized discount is recognized as a non-cash interest expense. At December 31, 2004, all of the debentures remained outstanding.
The Company issued $537,500 aggregate principal amount of 5% convertible debentures in 2004. The debentures have a term of two years and are convertible into the Company’s common stock, at the option of the holder, at a price equal to $0.001. Since there was substantially no difference in the market value of the stock at the date of the debenture compared to the exercise price, there was no beneficial conversion feature for the convertible debentures. At December 31, 2004, $25,000 of the debentures had been repaid and $512,500 remained outstanding.
Equity Line of Credit Agreement
The Company issued $5,686,000 aggregate principal amount of 4% convertible debentures in 2001 and $1,005,000 in 2000 under a line of credit dated December 31, 1999. The debentures have a term of five years and are convertible into the Company’s common stock at the option of the holder, at a price equal to 75% of the average closing bid price of the common stock for the five trading days immediately preceding conversion. As of December 31, 2004, $5,188,500 of the debentures had converted to shares of common stock, $700,000 had been converted into a 10% secured convertible debenture and $790,000 had been redeemed. At December 31, 2004 there were $12,500 outstanding ($67,500 in 2003) 4% convertible debentures.
There is no effective registration statement as to the issuance of common shares in connection with certain debentures, approximately $1,200,000, issued in 2001 under the 1999 Line of Credit Agreement. The Company is required to pay liquidated damages in the form of increased interest, at the rate of 2% per month to a maximum of 24%, on the convertible debentures as a result of our failure to timely file such registration statement and have it declared effective by the Securities and Exchange Commission. At December 31, 2004, we have accrued $249,400, which represents all of the liquidating damages due, as additional interest expense for this item. This amount has been included in judgments and defaults payable as a demand payable in the accompanying consolidated balance sheet.

Beneficial Conversion Features of Debt
The Company recognized a beneficial conversion feature for the various convertible debentures issued in 2003 and 2002 as discounts on the convertible debentures and additional paid-in capital. This discount of $489,490 and $452,252 for 2003 and 2002 respectively, will be amortized as a non-cash interest expense over the three or five-year period between the date of issuance of the convertible debentures to the stated redemption date of the debentures. Upon conversion prior to the stated date of redemption the remaining unamortized discount is immediately expensed. Non-cash interest expense amounted to $380,027 and $905,800 for the years ended December 31, 2004 and 2003, respectively.
The maturities of the Company’s long-term debt as of December 31, 2004 are as follows :

	Total	Related Party	Other
2006	$1,812,500	$50,000	$1,762,500
2007	12,500	—	12,500
2008	705,000	705,000	—

	2,530,000	755,000	1,775,000
Less unamortized debt discount	(242,988)	(171,483)	(71,505)

Total long-term debt	$2,287,012	$583,517	$1,703,495

12. Preferred Stock
Convertible Preferred Stock
Series B
In the first quarter of 2001, the Company consummated a private placement of 23 shares of Series B Convertible Preferred Stock resulting in gross proceeds of $230,000. The preferred stock provided for preferential dividends at an annual rate of 8%. The preferred stock is convertible into shares of common stock at a conversion price equal to $0.50 per share, subject to availability, at any time during the two years following execution of the subscription agreements. Warrants to purchase one share of common stock for each two shares of common stock issued upon conversion of this tranche of Series B Preferred Stock were included. These warrants are exercisable for a two year period following the date that the last share of the Series B Redeemable Convertible Preferred Stock is converted into common stock and have an exercise price of $2.00 per share. The Company allocated $132,000 of the proceeds to the warrants based on their relative fair value.
The Company also consummated an additional private placement of 72 shares of Series B Convertible Preferred Stock resulting in gross proceeds of $720,000, and issued an additional 5 shares having a value of $50,000 as payment for certain accounts payable and accrued wages. Prior to the Company converting to a BDC in 2003, the Company converted the Series B preferred stock into 645,000 shares of common stock.
Series D
In the first half of 2002, the Company consummated a private placement of 5.4 shares of Series D Convertible Preferred Stock resulting in gross proceeds of $54,000. The Series D Stock provides for preferential dividends at an annual rate of 8%. The preferred stock is convertible into shares of common stock at a conversion price equal to $0.20 per share, subject to availability, at any time during the two years following execution of the subscription agreements. Should there be an insufficient number of shares of common stock available at the time the preferred stock is offered for conversion, the conversion period shall be extended by the number of days between the conversion date and the date common shares become available. Two years from the original issuance date, the Company shall offer to redeem such preferred shares then outstanding at a price equal to the original issuance price plus accrued dividends if permitted by applicable law.
On the date of issuance of the Series D Convertible Preferred Stock, the effective conversion price was at a discount to the price of the common stock into which it was convertible. The Company recorded a $54,000 dividend relative to the beneficial conversion feature. In 2002, the Company converted the Series D preferred stock into common stock.

Series E
In the first quarter of 2002, the Company consummated a private placement of 10 shares of Series E Convertible Preferred Stock resulting in gross proceeds of $100,000. The Series E Convertible Preferred Stock provides for preferential dividends at an annual rate of 8%. The preferred stock was convertible into shares of common stock at a conversion price equal to $0.02 per share, subject to availability, at any time during the two years following execution of the subscription agreements. On the date of issuance of the Series E Convertible Preferred Stock, the effective conversion price was at a discount to the price of the common stock into which it was convertible. The Company recorded a $100,000 dividend relative to the beneficial conversion feature. In 2003, the Company converted the Series E preferred stock into 2,000,000 shares of common stock.
13. Stock Options
The Company established a stock option plan in 1995 to provide additional incentives to its officers and employees. Eligible persons are all employees employed on the date of grant. Management may vary the terms, provisions and exercise price of individual options granted, with both incentive stock options and non-qualified options authorized for grant. In 1995, the Board of Directors approved the issuance of up to 8,946 options to acquire common shares of which 2,100 were outstanding at December 31, 2002. There were no outstanding options at December 31, 2004 and 2003, respectively.
In 1997, the Company established an additional stock option plan under which 10,000 options to acquire common shares were reserved for issuance. There were options to purchase 0,250 and 3,627 shares outstanding under the 1997 plan at December 31, 2004, 2003 and 2002, respectively. In 2001, the Company established an additional stock option plan under which 500,000 options to acquire common shares were reserved for issuance. There were options to purchase 0,25,200 and 212,000 shares outstanding under the 2001 plan at December 31, 2004, 2003 and 2002, respectively.
In 2002, the Company established an additional stock option plan under which 10,000,000 options to acquire common shares were reserved for issuance. There were options to purchase 0,760,000 and 6,886,000 shares outstanding under the 2002 plan at December 31, 2004, 2003 and 2002, respectively.
Options granted under these plans subsequent to the 1997 initial public offering vest over three years and expire ten years from the date of grant, except for the 2002 and 2001 plans which vests 25% at date of grant and the balance ratable over three years.
The Company has also granted options to members of the Company’s Board and to members of management which are outside the 1995 and 1997 plans. There were 2,000 of these options which remain outstanding at December 31, 2002,. There were no options outstanding at December 31, 2004 and 2003.

	2004		2003		2002
		Weighted		Weighted		Weighted
		Average		Average		Average
	Options	Exercise Price	Options	Exercise Price	Options	Exercise Price
Outstanding at beginning of Year	785,450	$0.04	7,105,727	$0.03	210,807	$3.29
Granted	—	—	—	—	7,186,000	0.01
Exercised	—	—	—	—	—	—
Forfeited	(785,450)	0.04	(6,320,277)	0.07	(290,830)	1.78

Outstanding at end of year	—	$—	785,450	$0.04	7,105,977	$0.03

Options exercisable at year End	—	$—	397,818	$0.06	1,798,078	$0.01

14. Common Stock Warrants
2000 Warrants
In August 2000, the Company placed $410,000 of series A convertible preferred stock. In connection with this placement, the agent received warrants to purchase 18,000 shares of common stock at $14.00 per share. The $202,800 fair value of these warrants was recorded as a part of the offering. The fair value of the warrants was determined using the Black-Scholes option pricing model with the following assumptions : risk-free interest rate of 7.00%, expected dividends of zero, volatility of 175.95% and expected lives of up to five years. These warrants expire in August 2005.
2001 Warrants
In the first quarter of 2001, the Company consummated a private placement of 23 shares of Series B Redeemable Convertible Preferred Stock resulting in gross proceeds of $230,000. The preferred stock was convertible into shares of common stock at a conversion price equal to $0.50 per share, subject to availability, at any time during the two years following execution of the subscription agreements. Warrants to purchase one share of common stock for each two shares of common stock issued upon conversion of this tranche of Series B Preferred Stock were included. These warrants to purchase 230,000 shares of common stock have an exercise price of $2.00 per share and are exercisable for a two year period following the date that the last share of the Series B Redeemable Convertible Preferred Stock is converted into common stock. The Company allocated $132,000 of the proceeds to the warrants based on their relative fair value. The value of the warrants was determined using the Black-Scholes option pricing model with the following assumptions : risk-free interest rate of 6.77%, expected dividends of zero, volatility of 219.79% and expected lives of up to three years. As the last share of the Preferred Stock converted in March, 2003, these warrants expired in March 2005.
On June 14, 2001, the Company entered into an Equity Line of Credit, which has expired. In connection with the Equity Line of Credit, a consultant, who is also a related party, received warrants to purchase 175,000 shares of common stock at an exercise price of $2.00. The fair value of these warrants was recorded as an equity placement fee. These warrants expire in June 2006.
In accordance with EITF 00-19, the Company recorded an equity warranty liability of $1,363,975 in connection with these warrants. As the number of shares which may be issued upon conversion of the convertible debentures is indeterminate, a sufficient number of authorized but unissued shares may not be available. As a result, the Company recorded a mark-to-market adjustment of $134,374 in 2002 which has been reflected as income on equity warrant liability.
In August 2001, the Company placed $1,586,000 of 4% convertible debentures. In connection with this placement, the agent, who is also a related party, received warrants to purchase 125,000 shares of common stock at $2.00 per share. The warrants issued were for consulting fees in conjunction with the issuance of the debentures and are accounted for as a cost of financing to be amortized over the 5 year life of the debentures. The value of the warrants, $344,951, was determined using the Black-Scholes option pricing model with the following assumptions : risk-free interest rate of 7.00%, expected dividends of zero, volatility of 207.44% and expected lives of up to five years.
2002 Warrants
During 2002, the Company received $60,000 in proceeds from the issuance of common stock for cash. In connection with these issuances, the individuals received warrants to purchase up to 650,000 shares of common stock at between $0.08 and $0.10 per share. The warrants expired in August 2004.
At December 31, 2004, there were 548,000 warrants outstanding with an exercise price ranging from $2.00 to $14.00 with a weighted average price of $2.39. These warrants expire at various dates from March 2005 through August 2006.
15. Stock Buyback Program
In September 2004 the Company was authorized to establish a stock buyback program whereby the Company would acquire up to 500,000,000 shares of its common stock over a twelve month period from the open market at favorable prices. There was no obligation to acquire any specific number of shares or purchase at any specific price. At December 31, 2004, the Company had acquired 226,843,599 shares at a cost of $561,334 and had accounted for the purchase as treasury stock. The funding was provided primarily through a short term note of $500,000 from a related party. As of March 28, the Company had acquired of approximately 74,000,000 additional shares at a cost of approximately $185,000 funded from proceeds from the liquidation of its Yorkville investment. When the buyback program is complete, the Company will retire all shares acquired under the program.

16. Settlement of Trade Payable and Convertible Debentures
During 2004 the Company settled certain trade payables, convertible debentures, and accrued interest of $611,000. Such settlement resulted in a gain on forgiveness of approximately $89,000.
17. Loss Per Share
Basic and diluted loss per share were computed by dividing net loss applicable to common stock by the weighted average common shares outstanding during each period. Potential common equivalent shares of 2,470,119,429, 1,623,420,188 and 5,086,232,698 at December 31, 2004 and 2003 and 2002, respectively, are not included in the computation of per share amounts in the periods as the effect would be antidilutive.
18. Cash Flows
Supplemental disclosure of cash flow information for the years ended December 31, 2004 and 2003 and 2002, are as follows :

	2004	2003	2002
Cash paid during the year for:
Interest	$120,343	$17,409	$1,262
Taxes	$0	$0	$0
Non Cash Investing and Financing activities include :
2004
The Company issued 1,500,000 shares of common stock with a value of $2,250 as payment for directors’ fees.
The Company converted $247,125 , including accrued interest, of the convertible debentures into 241,727,920 shares of common stock.
2003
The Company issued 66,385,617 shares of common stock with a value of $70,623 as payment for certain consulting and directors’ fees, payroll and accounts payable items.
The Company converted $2,703,932, including accrued interest, of the convertible debentures into 1,088,283,880 shares of common stock.
The Company converted $322,500 of Series B Preferred Stock and $40,000 of Series E Preferred Stock into 2,645,000 shares of common stock.
2002
The Company issued 3,810,388 shares of common stock with a value of $124,058 as payment for certain consulting and directors’ fees, payroll and accounts payable items.
The Company converted $1,502,198, including accrued interest, of the convertible debentures into 223,675,428 shares of common stock.
The Company converted $627,500 of Series B Preferred Stock and $60,000 of Series C Preferred Stock, $54,000 of Series D Preferred Stock and $60,000 of Series E Preferred Stock into 4,600,000 shares of common stock.

19. Commitments and Contingencies
In 2004, the Company has entered into several agreements to provide management and other services to unrelated companies in 2005 and thereafter. One such company, Sagamore Holdings, Inc., has issued 7,500,000 shares of stock to the Company for those services. Because of senior securities issued by Sagamore, the common stock received by the Company has been valued at nil and at December 31, 2004, the Company had provided no services to Sagamore Holdings, Inc.
In December 2001, Veja Electronics, Inc. d/b/a/ Stack Electronics sued the Company for breach of contract and is seeking damages in excess of $106,000. This action relates to amounts alleged to be owed from the cancellation of a purchase order. During 2003 a judgment was rendered against the Company in the amount of $71,000, which has been accrued as part of judgments and defaults payable at December 31, 2004.
In December 2004 several prior employees brought an action against the Company for back wages and benefits in a prior period. The Company has accrued $72,275 for potential damage awards at December 31, 2004. In January 2005, the Company settled the claims and paid the awards in cash.
In addition, certain creditors, with debt aggregating $311,030, have threatened litigation if not paid. The Company is seeking to make arrangements with these creditors. There can be no assurance that any claims, if made, will not have an adverse effect on the Company.
At December 31, 2003, the Company leased office space under a lease agreement that expired in January 2006. Due to the Company’s sale of its interactive video subsidiary, this lease was cancelled in November 2004 under a negotiated cancellation provision of paying an additional month’s rent. The Company moved its offices to another location in Knoxville, Tennessee and entered into a new operating lease agreement which expires in November 2007. Future minimum lease payments by year, and in the aggregate, under this noncancelable operating lease at December 31, 2004, are as follows:

2005	$13,600
2006	9,600
2007	9,200

$32,400

In June 2004, the Company began leasing its New Jersey facility from a related party on a month-to-month basis for approximately $4,000 per month.
Rent expense for operating leases was $91,009, $65,175 and $60,000 for 2004, 2003 and 2002, respectively.
20. Related Party Transactions
Revenue/Sales Concentrations
On March 5, 2001, the Company’s subsidiary entered into a National Distributor Agreement for the education market with Kidston Communications, a company controlled by Edward Kidston, a director of the Company until October 30, 2002. Pursuant to the terms of this Agreement, Kidston Communications is the exclusive national distributor in the education market in the United States. The term of the Agreement is through December 31, 2003 and will automatically renew for additional three year periods unless one party notifies the other of its intent not to renew at least 30 days prior to the end of the then current term. The Agreement provides that Kidston Communications may purchase products from our subsidiary, Celerity NV, at a five percent discount to list price, provided that the price is not higher than the price paid by other customers for like quantities of similar products and with similar terms and conditions. The Company had sales of $626,597 to Kidston Communications in 2002, which represented 96% of total sales. In Fourth Quarter 2004, the subsidiary decided to close the interactive video business and have an orderly liquidation of its business and assets.
21. Selected Quarterly Data-Unaudited
The following table sets forth certain quarterly information for each of the eight quarters ended with the quarter ended December 31, 2004. This information was derived from our unaudited consolidated financial statements. Results for any quarter are not necessarily indicative of results for the full year or any future quarter.

	2004
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Unrealized loss on investment	$(103,383)	$(121,578)	$(8,141)	$(58,745)
Dividend income	345,000	350,000	260,000	300,000
Net sales	—	—	—	—
Gross income (loss)	241,617	228,422	251,859	241,255
Net loss	(214,714)	28,682	(68,632)	(98,596)
Loss per common share-basic and diluted	$—	$—	$—	$—

	2003
	Qtr 1	Qtr 2	Qtr 3	Qtr 4
Unrealized loss on investment	$—	$—	$—	$(842,121)
Dividend income	—	—	—	65,000
Net sales	—	—	—	—
Gross income (loss)	—	—	—	(777,121)
Net loss	(208,487)	(439,696)	(463,976)	(446,689)
Loss per common share-basic and diluted	$—	$—	$—	$—
22. Subsequent Events
(a) On January 31, 2005, the members of Yorkville Management Advisors, LLC decided to wind up its operations and amended its Operating Agreement to establish a new class of membership with preferential rights. The Company’s investment interest was converted to this new class of ownership. The preferential rights allow the Company to receive its investment representing its purchase of approximately $5,240,000 to be repaid over the next year, but no other distributions of dividend income. The Company expects to receive the cash net of approximately $1,500,000 due to a related party. As of February 25, 2005, the Company had received net proceeds of $340,000 after repayment of certain related party loans ($1,083,517) and accrued interest and liquidating damages ($416,483).
(b) The Company entered into two business development agreements in 2004 in which the Company was to receive shares of common stock for providing capital formation and management services in the future. However, no consideration has been received and no services performed as of December 31, 2004 and to the date of this report. The Company and the respective parties are currently negotiating a termination agreement.

EXHIBIT 31.1
OFFICER’S CERTIFICATE
PURSUANT TO SECTION 302*
I, Robert Legnosky, Chief Executive Officer and Interim Chief Financial Officer, certify that:
1. I have reviewed this form 10-K for the fiscal year ended December 31, 2004 of Celerity Systems, Inc.;
2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;
3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;
4. The registrant’s other certifying officer(s) and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the small business issuer and have:
(a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;
(b) Omitted;
(c) Evaluated the effectiveness of the registrant’s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and
(d) Disclosed in this report any change in the registrant’s internal control over financial reporting that occurred during the small business issuer’s most recent fiscal quarter (the registrant’s fourth fiscal quarter in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the small business issuer’s internal control over financial reporting; and
5. The registrant’s other certifying officer(s) and I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant’s auditors and the audit committee of the registrant’s board of directors (or persons performing the equivalent functions):
(a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant’s ability to record, process, summarize and report financial information; and
(b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant’s internal control over financial reporting.

Date: April 14, 2005	By:	/s/ Robert Legnosky

	Name:	Robert Legnosky
	Title:	Chief Executive Officer/Interim
Chief Financial Officer

*The introductory portion of paragraph 4 of the Section 302 certification that refers to the certifying officers’ responsibility for establishing and maintaining internal control over financial reporting for the company, as well as paragraph 4(b), have been omitted in accordance with Release No. 33-8545 (March 2, 2005) because the compliance period has been extended for non-accelerated filers until the first fiscal year ending on or after July 15, 2006.

EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Annual Report of Celerity Systems, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2004 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 ; and
2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of Celerity.

Dated: April 11, 2005	By:	/s/ Robert B. Legnosky

Robert B. Legnosky
President, Chief Executive Officer
and Chairman of the Board
Interim Chief Financial Officer

EXHIBIT I
AMENDMENT NO. 1 TO FORM 10-Q
FOR THE PERIOD ENDED SEPTEMBER 30, 2005

UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
AMENDMENT NO. 1 TO
FORM 10-Q
(mark one)

☑	Quarterly Report Pursuant to Section 13 or 15(d) of Securities Exchange Act of 1934
For the quarterly period ended September 30, 2005

☐	Transition report under Section 13 or 15(d) of the Securities Exchange Act of 1934
For the transition period from ___to ___.
Commission File No. 814-00631
CELERITY SYSTEMS, INC.
(Exact name of registrant as specified in Its charter)

Delaware	52-2050585

(State or Other Jurisdiction of Incorporation or Organization)	(I.R.S. Employer Identification No.)

4100 North Fairfax Drive, Suite 1150, Arlington, Virginia	22203-1664

(Address of Principal Executive Offices)	(Zip Code)
(865) 539-5300

(Issuer’s Telephone Number, Including Area Code)
     Indicate by check mark whether the registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the Exchange Act during the past 12 months, and (2) has been subject to such filing requirements for the past 90 days.
     Yes ☑ No ☐
     Indicate by check mark whether the registrant is an accelerated filed (as defined in Rule 12b-2 of the Exchange Act).
     Yes ☐ No ☑
     Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).
     Yes ☐ No ☑
     There were 4,390,579,206 shares of common stock outstanding as of October 24, 2005.

PART I
FINANCIAL INFORMATION
Item 1. Financial Statements

2

CELERITY SYSTEMS, INC.
Notes to Unaudited Condensed Financial Statements
Overview
     Celerity Systems, Inc., a Delaware corporation (the “Company”) has operated as a business development company (“BDC”) regulated pursuant to Section 54 of the Investment Company Act of 1940, as amended (the “1940 Act”). On August 29, 2005, the Board of Directors (the “Board”) moved to discontinue as a business development company subject to approval by the stockholders at their next special meeting to be held in December 2005. We intend to seek opportunities to invest in companies that offer attractive investment opportunities.
1. Financial Highlights

	Nine Months	Year Ended
	September 30	December 31
	2005	2004
Net asset value at beginning of period	$0.00030	$0.00000

Net investment income	0.00001	0.00026

Net realized gains and change in unrealized appreciation and other charges	(0.00021)	(0.00019)

Total from investment operations	(0.00020)	0.00008

Less distributions	NONE	NONE

Net asset value at end of period	$0.00010	$0.00008

	$0.00381	$0.00188

Total return based on market price	–5.2018%	4.0032%

Net assets at end of period	$17,494	$1,319,183
Ratio of expenses to net assets	5816.76%	99.86%
Ratio of net investment income to net assets	0	0
Number of shares outstanding at end of period	4,390,579,206	4,796,102,805

3

2. Presentation of Unaudited Interim Financial Statements
     The accompanying interim condensed financial statements and notes to the financial statements for the interim period as of September 30, 2005 and for the nine months ended September 30, 2005 and 2004, are unaudited. The accompanying interim unaudited financial statements have been prepared by the Company in accordance with accounting principles generally accepted in the United States for interim financial statements and pursuant to the requirements for reporting on Form 10-Q and Article 10 of Regulation S-X. Accordingly, they do not include all the information and footnotes required by generally accepted accounting principles for complete financial statements. In the opinion of management, all adjustments (consisting of normal recurring adjustments) considered necessary for a fair presentation have been included. Operating results for the nine month period ended September 30, 2005, are not necessarily indicative of the results that may be expected for the year ending December 31, 2005. The condensed financial statements should be read in conjunction with the financial statements and notes thereto included in the Form 10-K of the Company as of and for the year ended December 31, 2004. Certain September 30, 2004 balances have been reclassified to conform with the September 30, 2005 financial statement presentation.
     On May 20, 2003, the Company formed a subsidiary, Celerity Systems, Inc. (a Nevada corporation), (“Celerity NV”). The assets and liabilities related to the existing interactive video business were transferred to Celerity NV for 100% of the common stock of Celerity NV. As this subsidiary is not an investment company, after June 2, 2003, it is not consolidated with the parent company. The Company’s investment in Celerity NV is recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively.
     On August 19, 2005, the Company formed a subsidiary, Homeland Security Advisory Services Corp., a Delaware corporation (“HSASC”). The only assets of HSASC as of the date of this Report are two Strategic Advisor Services Agreements that were transferred to HSASC on August 31, 2005 by C. Thomas McMillen in connection with Mr. McMillen being hired to serve as a Director, President and Chief Executive Officer of the Company. This transfer and the terms of the two Agreements are discussed below under Note 11, “Subsequent Events”.
     On October 6, 2005, the Company formed a subsidiary, Homeland Security Advisory Services, LLC, a Delaware limited liability company (“HSASL”). HSASL has no assets at this time.
     On November 3, 2005, the Company formed a subsidiary, IntelliSecure Corp., a Delaware corporation (“IntelliSecure”). IntelliSecure has no assets at this time.
     In accordance with Article 6 of Regulation S-X under the Securities Act of 1933, as amended, and Securities Exchange Act of 1934, as amended, the Company does not consolidate portfolio company investments in which the Company has a controlling interest.
     The Company’s financial statements have been prepared on a going concern basis, which contemplates the realization of assets and the settlement of liabilities and commitments in the normal course of business. The Company has had recurring losses and continues to suffer cash flow and working capital shortages. Since inception in January 1993 through September 30, 2005, the losses total $44,436,338. These factors, taken together with the lack of revenues and the absence of significant financial commitments, raise substantial doubt about the Company’s ability to continue as a going concern.
     On June 3, 2003, the Company elected to become a business development company regulated under Section 54 of the Investment Company Act of 1940, as amended. On June 4, 2003 the Company filed an Offering Circular Under Regulation E to sell up to $4,500,000 of its common stock at a minimum price of $0.001 to a maximum price of $0.02 in the succeeding 12-month period. Between June 4, 2003 and January 13, 2004, the last date of sale of securities under this offering, the Company sold 1,289,833,333 shares resulting in net proceeds of $1,360,000.
     There can be no assurances that the Company will be successful in its attempts to raise sufficient capital essential to its survival. To the extent that the Company is unable to raise the necessary operating capital it will become necessary to further curtail operations. Additionally, even if the Company does raise operating capital, there can be no assurances that the net proceeds will be sufficient enough to enable it to develop its business to a level where it will generate profits and positive cash flows. The financial statements do not include any adjustments relating to the recovery of the recorded assets or the classification of the liabilities that might be necessary should the Company be unable to continue as a going concern.

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     Stock-Based Compensation
     The Company has granted options for 580,000,000 shares of the Company’s common stock to C. Thomas McMillen, all of which are subject to the terms and conditions of the Company’s option plan, as such plan may be amended from time-to-time. Since adoption of the option plan is subject to the stockholders’ approval at the upcoming Special Meeting to be held in December 2005 and is therefore not currently in force, and since the Company has not granted any stock options in 2004, there was no stock-based compensation to be determined under the fair value method during the nine months ended September 30, 2005 and 2004 and there is no difference between net loss as reported and pro forma net loss.
3. Investment in Celerity Systems, Inc. (A Nevada corporation)
     Celerity NV had no operations for the nine months ended September 30, 2005. The following table represents Celerity NV’s operating results for the nine months ended September 30, 2004.

Sales	$-0-
Cost of Sales	-0-

Gross loss	-0-
General and administrative expenses	214,221

Net loss	(214,221)

     The following table represents Celerity NV’s balance sheet as of September 30, 2004.

Accounts receivable, net	$-0-
Inventories, net	-0-

Total current assets	-0-
Fixed assets, net	-0-
Other	-0-

Total assets	$-0-

Accounts payable	$72,763
Advances from Celerity Systems, Inc.	575,223
Other current liabilities	6,000

Total liabilities	653,986

Stockholder Deficit
Common stock	250
Additional paid-in capital	499,750
Accumulated deficit	(1,153,986)

Total stockholder deficit	(653,986)

Total liabilities and deficit	$-0-

     Celerity NV developed and manufactured, at third party plants, digital set top boxes and digital video servers for the interactive television and high speed Internet markets. Celerity NV also provided a comprehensive content package for education users with over 1,300 titles available.
     Prior to September 2004, the Company charged Celerity NV for salaries and benefits and a portion of overhead costs as a facility charge. During the first nine months of 2004, the Company advanced $233,103 to Celerity NV to fund Celerity NV’s operations. This amount resulted in an unrealized depreciation on the investment in Celerity NV of $233,103 as reflected in the statement of operations of the Company.
     In September 2004, the Company decided to cease operations within Celerity NV and exchanged all of the operating assets, customer lists and a cash payment of $15,000 for a 25% equity interest in Escent Systems, Inc. The Company has no managerial involvement and has not guaranteed or otherwise committed any future financing to the venture. Because of the start up nature of the new company, Celerity NV has valued its investment in Escent at nil. Also, in 2004, the Company recognized a loss of its cost and the unrealized depreciation of its cost and advances in Celerity NV.

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4. Investment in Sagamore Holdings, Inc.
     In September 2004, the Company entered into a business development agreement with Sagamore Holdings, Inc. (“Sagamore”) with an effective date of October 4, 2004. The Company received 7,500,000 shares of Sagamore common stock as consideration for its agreement to provide future services regarding capital formation and management advise. The Company has reviewed the valuation of the Sagamore stock using fair value, and, based on the liquidation preference of the preferred stockholder, management has considered the value of the stock as nil. Also, the Company has rendered no specific services in 2005 or 2004. There have been no events or circumstances occurring in the nine months ended September 30, 2005 that would change the valuation. Accordingly, the Board has continued to include the value of the Sagamore stock in its financial statements as nil and has not recognized any revenue from the transaction
5. Investment in Yorkville Advisors Management, LLC
     On December 1, 2003, the Company purchased a minority interest in Yorkville Advisors Management, LLC (“Yorkville”). Yorkville is the investment manager of a private equity fund that is a principal holder of equity securities of the Company. The purchase price amounted to $5,240,000. The acquisition was funded through the sale of 2,000,000,000 shares of common stock to the aforementioned private equity fund, resulting in net proceeds of $4,000,000 and the balance paid using the proceeds received from the issuance of convertible notes payable. During the year ended December 31, 2004 and 2003, the Company received proceeds of $1,255,000 and $65,000, respectively, from this investment, which amounts have been recorded as dividend income in the statements of operations. In 2005, the Company was informed that Yorkville was in the process of an orderly liquidation of its business. Under the terms of a Preferential Rights Agreement, the Company’s membership interest in Yorkville was converted into a new class with certain preferential rights entitling the Company to receive consideration equal to the original purchase price of the investment less certain debt of approximately $1,500,000 due to Cornell Capital Partners, LP (“Cornell”), an affiliate of Yorkville and, also, a stockholder and related party of the Company. In the nine months ended September 30, 2005, the Company received $5,240,000 net of the $1,500,000 settlement price due to Cornell for debt that was contractually entered into and consisted of short term notes and debentures due to Cornell of $1,255,000 with related accrued interest of $105,302 and registration penalty of $311,428. Additionally, the transaction included a $10,000 short term payable to Edward Kidston, a former director for sales commissions which were written off as an offset against a disputed receivable. The Company had originally recorded the difference between the book value of the debt ($1,681,901) and the cash settlement of $1,500,000 as a gain on the liquidation of debt. However upon further consideration, the Company feels that the correct recording should be as an addition to additional paid in capital and has recorded the transaction as such in the balance sheet as of September 30, 2005. The origination of the debt balances arose in the ordinary course of business as arm’s-length transactions that did not involve overreaching by either party, and did not rise as a result of a joint transaction under Section 57 of the Investment Company Act of 1940, as amended (the “ICA”).
6. Loss Per Share
     Basic and diluted loss per share were computed by dividing net loss attributable to common stock by the weighted average number of common shares outstanding during each period. Potential common equivalent shares are not included in the computation of per share amounts in the periods because the Company reported a net loss and their effect would be anti-dilutive.
7. Convertible Debentures
     The long-term debt of the Company includes convertible debentures, issued for cash in the normal course of business, and is represented by the following items:

	September 30, 2005	December 31, 2004
4% convertible debentures	$-0-	$12,500
5% convertible debentures	232,500	1,812,500
10% secured convertible debenture	-0-	705,000

	232,500	2,530,000
Less: Unamortized debt discount	(-0-)	(242,988)

Long-term debt	$232,500	$2,287,012

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     The $2,287,012 of long-term debt noted in the table above arose from the issuance of convertible debentures for cash in the normal course of the Company’s business. The debentures were issued at market rates of 4% to 10% from 2002 to June 2004 and were issued to (i) Cornell in an aggregate amount of $755,000, (ii) unrelated customers of the Company, Misiak and Benesch, in the aggregate amount of $1,250,000, and (iii) 14 unrelated individuals in the aggregate amount of $525,000. Certain of the debentures were issued before the date on which the Company elected to be treated as a BDC under the ICA, June 3, 2003 (the “BDC Election Date”).
     All such debentures complied with Section 61(b) of the ICA as of their date of issuance, except that the convertibility feature of these debentures did not comply with Section 61(a)(3)(A)(iii) (Determination of Conversion Price) and Section 61(a)(3)(A)(iv) (Shareholder Approval).
     In four instances, the conversion of debt resulted in issuance of common stock of the Company at a price less than NAV, which is contrary to the requirements of the ICA. The individuals that exercised their conversion rights were neither affiliates nor insiders of the Company. The issuance of these shares had a dilutive effect on the Company’s stockholders because they were issued at a price below NAV. The conversions had an aggregate dilutive effect of 0.68% and resulted in an aggregate reduction of the Company’s net assets of $59,319.86. The Company deems the dilutive effect and the reduction in net assets caused by these conversions to be not material.
     No convertible debentures that remain outstanding as of the date hereof will be converted into shares of common stock of the Company unless and until either (i) prior stockholder approval is obtained for such debentures, or (ii) the Company withdraws its election to be treated as a BDC under the ICA. If said election is not withdrawn then the Company will not permit conversion of any convertible debentures without obtaining prior stockholder approval for such debentures.
     The Company received $2,530,000 in cash in connection with the incurring of this debt, the balance, $242,988, was unamortized debt discount.
     During the nine months ended September 30, 2005, no convertible debentures were presented for conversion, accordingly, no shares of its common stock were issued.
8. Stock Buyback Program
     In September 2004, the Board authorized the Company to establish a stock buyback program whereby the Company would acquire up to 500,000,000 shares of its common stock over a twelve month period from the open market at favorable prices. There was no obligation to acquire any specific number of shares or purchase at any specific price. At December 31, 2004, the Company had acquired 226,843,599 shares at a cost of $561,334 and from January through September 2005, the Company acquired 178,680,000 shares at a cost of $417,967. The acquisitions have been accounted for as treasury stock until the cancellation of 405,523,599 shares on June 2, 2005. The funding was provided primarily through a short term note of $500,000 from a related party through December 2004. In the nine month period through September 2005, the purchases were funded from proceeds from the liquidation of its Yorkville investment.
9. Judgments and Defaults Payable
     In January 2002, the Company terminated the Equity Line of Credit with Cornell because of delays in getting the related shares registered and, also, in order to pursue other types of financing arrangements. As a result, the Company does not have an effective registration statement including common shares to be issued in connection with certain debentures issued in 2001 and the first quarter of 2002 under the Line of Credit Agreement. The Company is required to pay liquidated damages in the form of increased interest on the convertible debentures as a result of not filing an effective registration statement for these debentures at a rate of 2% of the principle plus interest per month. The liability for liquidated damages has been accrued at its maximum amount. The Company has remaining accrued liquidated damages of $36,000 at September 30, 2005.
     In December 2001, Veja Electronics, Inc. d/b/a Stack Electronics sued the Company for breach of contract and is seeking damages in excess of $106,000. This action relates to amounts alleged to be owed from the cancellation of a purchase order. During 2003 a judgment was rendered against the Company in the amount of $71,000, which has been accrued at September 30, 2005.

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     In 2003, Del Rio Enterprises sued the Company for non-payment of services rendered. During 2003 a judgment was rendered against the Company in the amount of $8,000. This amount has been accrued at September 30, 2005.
     In addition, the United States Internal Revenue Service and the Knox County, Tennessee Trustee, creditors for which we have fully accrued liabilities, have threatened litigation if not paid. The Company is seeking to make arrangements with these creditors. There can be no assurance that any claims, if made, will not have an adverse effect on the Company. These amounts are included in the Company’s accounts payable and are accruing applicable late fees and interest.
10. Common Stock
     During the nine months ended September 30, 2005, the Company did not issue any shares of its common stock.
11. Reorganization
     At Special Meetings held on August 17, 2005 and August 29, 2005, the Board decided to pursue a new strategic direction to focus on owing and operating small and mid-sized businesses that provide homeland security solutions through innovative technologies to both the public and private sector and to drive growth through management, strategic guidance, capital and financial support, and government marketing expertise. To attain this end, the Board moved to approve and recommend several provisions to the Company’s stockholders at the upcoming Special Meeting to be held in December 2005.
     First, the name of the Company will be changed to “Homeland Security Capital Company” to more closely describe the nature of the business, provided, however, that such name change will not be effective unless and until the stockholders approve of the Company withdrawing its election to be treated as a BDC under the 1940 Act. Second, the Board moved to increase the number of authorized shares of common stock to twenty billion (20,000,000,000) with a par value of $0.001 per share, and the number of shares of authorized preferred stock to three million (3,000,000) with a par value of $0.01 per share. Third, the Board adopted for recommendation to the stockholders a stock option plan and reservation of seven hundred and twenty million (720,000,000) shares of common stock for issuance thereunder. Fourth, the Board approved for recommendation to the stockholders that the Company withdraw its election as a BDC under the ICA and called for a Special Meeting of Stockholders to occur in December 2005 and established October 7, 2005 as the Record Date to determine the stockholders entitled to vote at such Meeting. Fifth, the Board approved a term sheet regarding the purchase by Cornell of $1 million of convertible preferred stock from the Company. Further, the Board also approved a term sheet regarding a financing agreement whereby Cornell would purchase up to $50 million of the Company’s common stock. Both of these term sheets are subject to definitive agreements. Sixth, the Board moved to accept the resignation of Robert Legnosky as a Director, Chief Executive Officer and President of the Company and to approve the appointment to serve in an unfilled position as a Director, and the employment of C. Thomas McMillen as the Company’s new Chief Executive Officer and President. Mr. Legnosky remained a Director and President of the Company’s subsidiary, Celerity NV. Finally, the Board moved that the Company was directed to prepare and file proxy materials with the United States Securities and Exchange Commission (the “Commission”) to solicit proxies for the December 2005 Special Meeting, and authorized the Company to do all things necessary to effect these changes and transactions.
12. Subsequent Events
     The Company entered into two business development agreements in 2004 in which the Company was to receive shares of common stock for providing capital formation and management services in the future. However, no consideration has been received and no services performed as of September 30, 2005 and to the date of this Report. The Company and the respective parties are currently negotiating a termination agreement.
     On August 31, 2005, C. Thomas McMillen transferred two Strategic Advisor Services Agreement, one with Hexa-One, Inc. (“Hexa-One”) and the other with Techalt, Inc. (“Tech-Alt”), to HSASC, a wholly-owned subsidiary of the Company, in connection with Mr. McMillen being hired to serve as a Director, President and Chief Executive Officer of the Company. As a result of the assignment of the Hexa-One Agreement, HSASC will receive 250,000 shares of common stock of Hexa-One in exchange for the provision of consulting services. As a result of the assignment of the Tech-Alt Agreement, HSASC will receive: (i) one hundred percent (100%) of the cash proceeds resulting from the sale non-qualified options to purchase three hundred thousand (300,000) shares of common stock of Techalt, less (ii) an amount equal to the taxes assessed against Mr. McMillen as the legal owner of said options in connection with such sale, and (iii) further reduced by any consulting payments to Mr. McMillen for his personal consulting services rendered to Techalt after such date.

8

     On October 6, 2005, the Company closed a Securities Purchase Agreement with Cornell for the purchase of $1,000,000 of Series F Convertible Preferred stock, par value of $0.01 per share (the “Series F Stock”). Upon the termination of the Company’s status as a BDC under the ICA, the Series F Preferred Stock will become convertible at the option of the holder thereof, into such number of fully paid and non-assessable shares of the common stock of the Company, par value $0.001 per share, as is determined by dividing (a) the sum of (i) $1,000,000 (the original purchase price for the Series F Preferred Stock, plus (ii) all accrued but unpaid dividends thereon by (b) the conversion price then in effect. As set forth in the Certificate of Designation of the Series F Preferred Stock, the conversion price is $0.001, as adjusted from time-to-time as provided in such Certificate of Designation.
     In connection with the above transaction, the Company issued Cornell one million shares of Series F Stock.
     The Company will have the right to redeem upon three calendar days prior written notice to Cornell, all or any part of the Series F Preferred Stock at a redemption price equal to 125% of the amount redeemed. The redemption price, in immediately available funds, will accompany the written notice.
     While the Company has elected to be treated as a BDC under Section 54 of the ICA, the holders of the Series F Preferred Stock will not be paid any dividends by the Company. Upon termination of the Company’s election to be treated as a BDC, the Series F Preferred Stock will not accrue dividends unless the aggregate number of shares of the Company’s common stock outstanding at any time and prior to conversion is less than 3,200,000,000 shares. Any such dividends will accrue at 12% per annum and will be paid on a pro rata basis when and if declared by the Board. Dividends will be paid in cash, and dividends will be cumulative and will accrue from the date of issuance whether or not earned or declared and whether or not there exists profits, surplus or other funds legally available for the payment of dividends, provided, however, that no cash dividends or distributions will be declared or paid or set apart for payment on the common stock in any calendar year unless cash dividends or distributions on the Series F Preferred Stock for such calendar year are likewise declared and paid.
     The Company intends to use the proceeds that it received in connection with the sale of the Series F Stock to Cornell for general working capital purposes, including funding the Company’s business plans and operations.
Item 2. Management’s Plan of Operation and Discussion and Analysis
Introductory Statements
     Forward-Looking Statements and Associated Risks. This Report contains forward-looking statements. Such forward-looking statements include statements regarding, among other things, (a) our projected sales and profitability, (b) our growth strategies, (c) anticipated trends in our industry, (d) our future financing plans, (e) our anticipated needs for working capital, (f) our lack of operational experience, and (g) the benefits related to ownership of our common stock. Forward-looking statements, which involve assumptions and describe our future plans, strategies, and expectations, are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “intend,” or “project” or the negative of these words or other variations on these words or comparable terminology. These forward-looking statements are based largely on our company’s expectations and are subject to a number of risks and uncertainties, including those described in “Business Risk Factors” of our Form 10-K for the year ended December 31, 2004. Actual results could differ materially from these forward-looking statements as a result of changes in trends in the economy and our company’s industry, demand for our products, competition, reductions in the availability of financing and availability of raw materials, and other factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this Report will in fact occur as projected.
Critical Accounting Policies
     The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires our management to make assumptions, estimates and judgments that affect the amounts reported in the financial statements, including the notes thereto, and related disclosures of commitments and contingencies, if any. We consider our critical accounting policies to be those that are complex and those that require significant judgments and estimates in the preparation of our financial statements, including valuation of our investments. Management relies on historical experience and on other assumptions believed to be reasonable under the circumstances in making its judgment and estimates. Actual results could differ materially from those estimates.

9

     Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.
     Fair Value of Financial Instruments. The carrying amount of items included in working capital approximates fair value because of the short maturity of those instruments. The carrying value of the Company’s debt approximates fair value because it bears interest at rates that are similar to current borrowing rates for loans of comparable terms, maturity and credit risk that are available to the Company.
     Debt Offering Costs. Debt offering costs are related to private placements and are being amortized on a straight line basis over the term of the related debt, most of which is in the form of convertible debentures. Should conversion occur prior to the stated maturity date the remaining unamortized cost is expensed.
     Investment Valuation. Investments in equity securities are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively. The fair value of investments that have no ready market, are determined in good faith by management, and approved by the Board, based upon assets and revenues of the underlying investee companies as well as general market trends for businesses in the same industry. Because of the inherent uncertainty of valuations, management’s estimates of the values of the investments may differ significantly from the values that would have been used had a ready market for the investments existed and the differences could be material.
     Income Taxes. The Company accounts for income taxes using the asset and liability method, whereby deferred tax assets and liabilities are determined based upon the differences between financial reporting and tax bases of assets and liabilities and are measured using the enacted tax rates and laws that will be in effect when the differences are expected to reverse. A valuation allowance related to the deferred tax assets is also recorded when it is more likely than not that some or all of the deferred tax asset will not be realized.
     Going Concern. The Company’s financial statements have been prepared on a going concern basis, which contemplates the realization of asset and the settlement of liabilities and commitments in the normal course of business. The Company has had recurring losses and continues to suffer cash flow and working capital shortages. Since inception in January 1993 through September 30, 2005, the losses total $44,446,338. These factors taken together with the lack of revenues and the absence of significant financial commitments raise substantial doubt about the Company’s ability to continue as a going concern. The Company’s source of income during 2004 has been dividends from its minority investment in Yorkville. The Company’s investment in the minority interest of Yorkville was made on December 1, 2003 and the Company has received $1,310,000 in dividend proceeds since that date. As of September 30, 2005, the Company has liquidated all of its interest in Yorkville and will not receive any further dividend income in the future.
Results of Operations
     Three Months Ended September 30, 2005 Compared to Three Months Ended September 30, 2004
     Realized loss on investments
     Since the election to operate as a BDC under the ICA, the Company has recorded a realized loss on its investment in Celerity NV. This loss is comprised of two elements:

Effect of recording advances at fair value	$633,008

Effect of recording equity investments at fair value	500,000

$1,133,008

     The Company calculates realized loss on investments by totaling the aggregate amount of its initial investment, plus any additional advances made since the beginning of the investment. Unrealized losses on investments are calculated in the same manner, except they are then booked as an allowance for loss/reserve until realized.

10

     The write-down of the Company’s advances to and investment in Celerity NV recognized that without additional sales, there was a substantial risk that Celerity NV would not be able to continue operations. On November 4, 2004, Celerity NV entered into an Asset Purchase Agreement with Escent Systems, Inc. (“Escent”) whereby Celerity NV sold its assets and interactive video business to Escent in return for 25% of Escent’s equity. Celerity NV also provided $15,000 in cash toward the working capital of the new venture. Because Escent has limited sales history and lack of necessary product and content development capacity, Celerity NV has determined that the fair value of the investment to be nil.
     During the three month period ended September 30, 2004, Celerity NV recorded no sales or gross profit and incurred other general and administrative expenses that resulted in a net loss of $79,448 for the period. During such period Celerity NV received parent company advances of $8,141 to fund its working capital requirements. Management recorded a write-down of the Company’s advances since without additional sales, there is a substantial risk that Celerity NV will not be able to continue operations.
     The Company has had no transactions with Celerity NV in the nine months ended September 30, 2005.
     Dividend income
     Since its investment in Yorkville on December 1, 2003, the Company has received $1,255,000 in 2004 and $65,000 in 2003 in proceeds, which have been recorded as dividend income in the statements of operations. On January 31, 2005, the members of Yorkville decided to wind-up its operations and amended its Operating Agreement to establish a new class of membership with preferential rights. The Company’s investment interest was converted to this new class of ownership. The preferential rights allowed the Company to receive its investment purchase price returned in cash by December 31, 2005, but receive no other dividend income distributions. During the three month period ended September 30, 2005, the Company has received no proceeds that would be considered as dividend income. However, the Company did receive the remaining $3,000,000 of its original investment capital and the Company has no further interest in Yorkville as of September 30, 2005.
     During the three month period ended September 30, 2004, the Company received $260,000 in proceeds from its investment in Yorkville and recorded these receipts as dividend income in the statement of operations.
     Operating Expenses
     Operating expenses for the third quarter of 2005 were $271,477 compared to $181,684 for the third quarter of 2004, an increase of $89,793 or 49.4%. Increased operating expenses in 2005 can be attributed to higher payroll due to the signing bonus ($125,000) for C. Thomas McMillen, who serves as a Director, Chief Executive Officer and President of the Company and higher operating costs totaling approximately $135,000. Expenses were reduced by lower facility charges of $27,700 and lower professional fees of $17,400.
     Amortization of debt offering costs
     Amortization of debt offering costs for the third quarter of 2005 was nil compared to $16,154 in same period of 2004. The debt associated with the debt offering costs was paid-off in the first quarter of 2005.
     Beneficial conversion feature – convertible notes
     Non-cash interest expense relating to amortization of a beneficial conversion feature for the various convertible debentures issues amounted to nil and $35,688 for the three months ended September 30, 2005 and 2004, respectively. This decrease results primarily from the payment of the debt prior to the third quarter of 2005 which caused full recognition of the related beneficial conversion feature in that period.

11

     Interest Expense
     Interest expense for the three months ended September 30, 2005 was $2,930 compared to $88,183 for the same period in 2004, a decrease of $85,253 or 96.7%. The decrease is attributable to the repayment of debt primarily from the funds from the liquidation of the Yorkville investment in 2005.
     Settlement of Debt
     For the three months ended September 30, 2005, the Company settled certain trade payables that resulted in net gains of $61,236, compared to the three months ended September 30, 2004 when debt settlements resulted in net gains of $1,218.
     Net Loss Attributable to Common Stockholders
     As a result of the foregoing, the Company had a net loss of $211,155 or $0.00 per share for the three months ended September 30, 2005, compared to a net gain of $68,632 or $0.00 per share for the three months ended September 30, 2004, an increase of $142,523 or 207.7%.
     Nine Months Ended September 30, 2005 Compared to Nine Months Ended September 30, 2004
     Realized loss on investments
     Since the election to operate as a BDC, the Company has recorded a realized loss on its investment in Celerity NV. This loss is comprised of two elements:

Effect of recording advances at fair value	$633,008

Effect of recording equity investments at fair value	500,000

$1,133,008

     The Company calculates the amount of the realized loss on investments by totaling the aggregate amount of its initial investment, plus any additional advances made since the beginning of the investment. Because of the nature of the operations and the large risk of loss due to the lack of profitable operations, the fair value of this investment has been considered as nil. The amount of the unrealized losses on this investment are calculated in the same manner, except they are then booked as an allowance for loss/reserve until realized.
     The write-down of the Company’s advances to and investment in Celerity NV recognized that without additional sales, there was a substantial risk that Celerity NV would not be able to continue operations. On November 4, 2004, Celerity NV entered into an Asset Purchase Agreement with Escent whereby Celerity NV sold its assets and interactive video business to Escent in return for 25% of Escent’s equity. Celerity NV also provided $15,000 in cash toward the working capital of the new venture. Because Escent has limited sales history and lack of necessary product and content development capacity, Celerity NV has determined that the fair value of the investment to be nil.
     During the nine month period ended September 30, 2004, Celerity NV recorded no sales or gross profit and incurred other general and administrative expenses that resulted in a net loss of $214,223 for the period. During such period, Celerity NV received parent company advances of $233,103 (net of cash recoveries from liquidation of inventories of $61,015) to fund its working capital requirements. Management recorded a write-down of the Company’s advances.
     Dividend income
     Since its investment in Yorkville on December 1, 2003, the Company has received $1,255,000 in 2004 and $65,000 in 2003 in proceeds, which have been recorded as dividend income in the statements of operations. On January 31, 2005, the members of Yorkville decided to wind-up its operations and amended its Operating Agreement to establish a new class of membership with preferential rights. The Company’s investment interest was converted to this new class of ownership. The preferential rights allowed the Company to receive its investment purchase price returned in cash by December 31, 2005, but

12

receive no other dividend income distributions. During the nine month period ended September 30, 2005, the Company has received its entire investment cost of $5,240,000 and the Company has no further interest in Yorkville.
     During the nine month period ended September 30, 2004, the Company received $955,000 in proceeds from its investment in Yorkville and recorded these receipts as dividend income in the statement of operations.
     Operating Expenses
     Operating expenses for the first nine months of 2005 were $664,397 compared to $514,212 for the first nine months of 2004, an increase of $150,185 or 29.2%. Increased operating expenses in 2005 can be attributed to higher payroll ($113,185), professional service expenses (approximately $51,300), and higher operating and administrative costs (approximately $33,700). Expenses were reduced by lower facility charges ($48,000).
     Amortization of debt offering costs
     Amortization of debt offering costs for the first nine months of 2005 was $40,529, compared to $65,141 for the same period in 2004, a decrease of $24,612 or 37.8%. The debt associated with the debt offering costs was paid-off in the first quarter of 2005.
     Beneficial conversion feature – convertible notes
     Non-cash interest expense relating to amortization of a beneficial conversion feature for the various convertible debentures issues amounted to $242,988 and $259,266 for the nine months ended September 30, 2005 and 2004, respectively. This decrease results primarily from the payment of certain debt in 2005 which caused full recognition of the related beneficial conversion feature in this period compared to the longer amortization period for debt not converted.
     Interest Expense
     Interest expense for the nine months ended September 30, 2005 was $71,042 compared to $180,208 for the same period in 2004, a decrease of $109,166 or 60.6%. The decrease is attributable to the repayment of debt primarily from the funds from the liquidation of the Yorkville investment in 2005.
     Settlement of Debt
     For the nine months ended September 30, 2005, the Company settled certain convertible notes and trade payables that resulted in net gains of $1,372. For the nine months ended September 30, 2004, debt settlements resulted in net gains of $41,196.
     Net Loss Attributable to Common Stockholders
     As a result of the foregoing, the Company had a net loss of $975,624, or $0.00 per share, for the nine months ended September 30, 2005, compared to a net loss of $254,620, or $0.00 per share, for the nine months ended September 30, 2004 an increase of $721,004 or 279.2%.
     Liquidity and Capital Resources
     The primary source of financing for the Company since its inception has been through the issuance of common and preferred stock and debt. We had cash balances on hand of $630,033 as of September 30, 2005 and $1,863 as of December 31, 2004. Our cash position continues to be uncertain. Our primary need for cash is to fund our ongoing operations until such time that income from our investments generate enough proceeds to fund operations. In addition, our need for cash includes satisfying current liabilities of $562,909, consisting primarily of accounts payable of $314,568, accrued interest and other liabilities of $133,341, and judgments and defaults payable of $115,000, including a judgment of $71,000 obtained by

13

Veja Electronics, Inc. for breach of contract, a judgment of $8,000 obtained by Del Rio Enterprises for non-payment of services, and liquidated damages resulting from the lack of filing a registration statement relating to certain convertible debentures of $36,000. We will need significant new funding from the sale of securities or from proceeds from our investments to fund our ongoing operations and to satisfy the above obligations. We anticipate that preferential distribution proceeds from the liquidation of our investment in Yorkville will provide sufficient funds in 2005 to operate the Company after satisfying certain related party debt of $1,500,000.
     We currently do not have any commitments for funding except as follows: (i) on October 6, 2005, Cornell purchased $1 million of Series F Stock from the Company for net proceeds to the Company of $880,000 before the payment of legal expenses in connection therewith (please refer to page 7 hereof for a description of the Series F Stock and this transaction); and (ii) on August 29, 2005, the Board approved a term sheet regarding a financing agreement whereby Cornell would purchase up to $50 million of the Company’s common stock in connection with the establishment by Cornell of an equity line arrangement for the benefit of the Company. While the term sheet is subject to a definitive agreement being executed by Cornell and the Company and there can be no assurances that such agreement will, in fact, be executed, management believes that there is a substantial likelihood that such an agreement will be executed during the first quarter of 2006, provided that the stockholders of the Company approve of the withdrawal of the Company’s election to be treated as a BDC under Section 54 of the ICA, which will be voted on at the upcoming Special Meeting of Stockholders in December 2005. If such withdrawal is approved and such definite agreement is executed, the Company would then be able to draw on the equity line of credit with Cornell to fund the Company’s business plans. The Company intends to use the proceeds that it receives in connection with the sale of the Series F Stock to Cornell and any funds that it may receive under the equity line with Cornell for general working capital purposes, including funding the Company’s business plans and operations.
     As discussed in the overview section, on September 3, 2003, the Company elected to become regulated under Section 54 of the ICA. As a BDC, the Company may sell up to $5,000,000 of its common stock in a 12-month period. Shares sold are exempt from registration under Regulation E of the Securities Act of 1933, as amended. To that end, at our Annual Meeting of Stockholders held on January 14, 2003, the stockholders approved an increase in our authorized capital stock to 5,000,000,000 shares of common stock. On September 4, 2003, the Company filed an Offering Circular Under Regulation E to sell up to $4,500,000 of its common stock at a minimum price of $0.001 to a maximum price of $0.02. Between September 4, 2003 and January 13, 2004, the last date of sales of securities under this offering, the Company sold 1,289,833,333 shares resulting in net proceeds of $1,360,000.
     We are also looking at several other options in terms of improving our cash shortage. We are continuing to seek to arrange financing, including possible strategic investment opportunities or opportunities to sell some or all of our assets and business, while continuing to pursue sales opportunities. The lack of sales or a significant financial commitment raises substantial doubt about our ability to continue as a going concern or to resume a full-scale level of operations.
     During the nine months ended September 30, 2005, we had a net increase in cash of $628,170. Our sources and uses of funds were as follows:
     Cash Flows From Operating Activities. We used net cash of $1,396,363 in our operating activities in the nine months ended September 30, 2005. Our net cash used in operating activities resulted primarily from the Company’s net loss of $975,624, non-cash income of $180,001 related to the settlement of debt, the acquisition of miscellaneous assets of $150,215 and the payment of accounts payable, judgments and defaults and accrued interest of $489,931. Cash was provided by non-cash expenses of depreciation of fixed assets of $8,400, beneficial conversion feature of $242,988, and debt offering costs of $40,529. In addition, cash was provided by increases in other current liabilities of $107,491.
     Cash Flows From Investing Activities. We provided cash of $5,240,000 in investing activities in the nine months ended September 30, 2005 from the proceeds from preferential distributions from Yorkville. As of September 30, 2005, we had no further interest in Yorkville. These funds were used to fund the operating activities of the Company, liquidate certain convertible notes and purchase shares under the Company’s stock buyback program.
     Cash Flows From Financing Activities. We used $3,215,467 in net cash for financing activities, consisting primarily of principal payments on debt to a related party of $1,255,000, principal payments on certain convertible debentures of $1,542,500, and the purchase of treasury stock under the Company’s stock buyback program of $417,967.
     As of September 30, 2005 we had net working capital of approximately $220,000. We have reduced overhead expenses, which will have a favorable impact on cash required to fund the business. We had no significant capital spending or purchase commitments at September 30, 2005 other than a certain lease of corporate office space

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     We have no existing bank lines of credit.
     There can be no assurances that we will be successful in our attempts to raise sufficient capital essential to our survival. To the extent that we are unable to raise the necessary operating capital it will become necessary to further curtail operations. Additionally, even if we raise operating capital, there can be no assurances that the net proceeds will be sufficient enough to enable us to develop our business to a level where we will generate profits and positive cash flows. These matters raise substantial doubt about our ability to continue as a going concern.
Item 3. QUANTITATIVE AND QUALITATIVE DISCLOSURES ABOUT MARKET RISK
Interest Rate Sensitivity
     The Company does not have any exposure to market risk as it relates to changes in interest rates as all of the borrowings of the Company are at a fixed rate of interest.
     The Company has no cash equivalents or short-term investments that are subject to market risk.
Foreign Currency Risk
     The Company does not do any business that has any risk of foreign exchange rate fluctuations.
Equity Security Price Risk
     We do not have any investment in marketable equity securities; therefore, we do not have any direct equity price risk.
Commodity Price Risk
     We no not do any business involving commodities; therefore, we do not have any commodity price risk.
Item 4. Controls and procedures
(A) Evaluation Of Disclosure Controls And Procedures
     As of the end of the period covered by this Report, the Company carried out an evaluation, under the supervision and with the participation of the Company’s Principal Executive Officer/Interim Principal Financial Officer (one person), of the effectiveness of the design and operation of the Company’s disclosure controls and procedures. The Company’s disclosure controls and procedures are designed to produce a reasonable level of assurance of achieving the Company’s disclosure control objectives. The Company’s Principal Executive Officer/Interim Principal Financial Officer has concluded that the Company’s disclosure controls and procedures were, in fact, adequate and effective to ensure that material information relating to the Company that is required to be disclosed by the Company in reports that it files or submits under the Securities Exchange Act of 1934, as amended, is recorded, processed, summarized and reported within the time periods specified in Commission rules and accumulated and communicated to the Company’s management, including its Principal Executive Officer/Interim Principal Financial Officer (one person), to allow timely decisions regarding required disclosure.
(B) Changes In Internal Controls Over Financial Reporting
     In connection with the evaluation of the Company’s internal controls during the Company’s last fiscal quarter, the Company‘s Principal Executive Officer/Principal Financial Officer (one person) has determined that there are no changes to the Company’s internal controls over financial reporting that has materially affected, or is reasonably likely to materially effect, the Company’s internal controls over financial reporting.

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PART II
OTHER INFORMATION
Item 1. Legal Proceedings
     There is no pending or threatened litigation against us that occurs outside the ordinary course of our business, except as otherwise noted below:
•	In December 2001, Veja Electronics, Inc. d/b/a Stack Electronics sued us for breach of contract and is seeking damages in excess of $106,000 for products not received by us. During 2003, a judgment was rendered against the Company in the amount of $71,000.

•	In 2003, Del Rio Enterprises sued the Company for non-payment of services rendered. During 2003 a judgment was rendered against the Company in the amount of $8,000.

•	On September 20, 2004, Joseph Banta, et al. filed an action in the United States District Court for the Eastern District of Tennessee at Knoxville, Tennessee in the amount of approximately $60,000 for non-payment of salaries and benefits during a two-month period in 2002. The Company settled this case in full in January 2005.
     In addition, the United States Internal Revenue Service in its assessment of payroll taxes and the Knox County, Tennessee Trustee with its assessment of tangible personal property taxes, creditors for which we have fully accrued liabilities and other claims, have threatened litigation if they are not paid. We are seeking to make arrangements with these creditors. There can be no assurance that any claims, if made, will not have an adverse effect on us.
     All liabilities in connection with the foregoing legal proceedings as well as any known liabilities have been accrued on the Company’s financial statements to the extent material or could have a material impact on the Company.
Item 2. Changes in Securities and Use of Proceeds
     None.
Item 3. Defaults Upon Senior Securities
     None.
Item 4. Submission of Matters to a Vote of Security Holders
     None.
Item 5. Other Information
     Not applicable.

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Item 6. Exhibits and Reports on Form 8-K
     (a) Exhibits.

Exhibit No.	Description	Location

31.1	Section 302 Certification	Provided herewith

32.1	Section 906 Certification	Provided herewith
     (b) Reports on Form 8-K.
     Current Report on Form 8-K filed by the Company on August 3, 2005 pursuant to Item 8.01 (Other Events) whereby the Company reported that, effective July 26, 2005, it had engaged the services of Worldwide Stock Transfer, LLC as its new stock transfer agent.
     Current Report on Form 8-K filed by the Company on August 30, 2005 pursuant to Item 1.01 (Entry into a Material Definitive Agreement) whereby the Company reported that it had entered into two term sheets for a $51 million financial commitment from Cornell Capital Partners, LP. In the same Form 8-K, pursuant to Item 5.02 (Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers), the Company reported that Robert Legnosky resigned, effective August 30, 2005, as a Director, President and Chief Executive Officer of the Company and the Board of Directors appointed C. Thomas McMillen to be a Director, President and Chief Executive Officer of the Company effective on said date. In the same Form 8-K, pursuant to Item 8.01 (Other Events), the Company reported that the Company intends to pursue a new strategic direction to focus on owning and operating small and mid-sized growth businesses that provide homeland security solutions through innovative technologies to both the public and private sector. The Company also announced on said date in the same Form 8-K its intention to seek stockholder approval to change its name to “Homeland Security Capital Corporation”, its intention to seek stockholder approval to withdraw the Company’s election as a BDC under the ICA, and its intention to move its corporate headquarters to the Washington, D.C. area.
     Current Report on Form 8-K filed by the Company on August 31, 2005 pursuant to Item 8.01 (Other Events) whereby the Company reported that effective September 12, 2005, the principal offices of the Company will be located at 4100 North Fairfax Drive, Suite 1150, Arlington, Virginia 22203-1664.

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SIGNATURES
     In accordance with the requirements of the Securities Exchange Act of 1934, as amended, the Registrant caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Date: December 14, 2005	CELERITY SYSTEMS, INC.
	By:	/s/ C. Thomas McMillen
C. Thomas McMillen
President, Chief Executive Officer, and Interim Chief Financial Officer

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EXHIBIT 31.1
OFFICER’S CERTIFICATE
PURSUANT TO SECTION 302
     I, C. Thomas McMillen, President, Chief Executive Officer and Interim Chief Financial Officer, certify that:
     1. I have reviewed this form 10-Q for the quarter ended September 30, 2005 of Celerity Systems, Inc.;
     2. Based on my knowledge, this Report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this Report;
     3. Based on my knowledge, the financial statements, and other financial information included in this Report, fairly present in all material respects the financial condition, results of operations and cash flows of the Registrant as of, and for, the periods presented in this Report;
     4. The Registrant’s other certifying officer(s) and I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15 (e)) for the Registrant and have:
          (a) Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the Registrant, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this Report is being prepared;
          (b) Intentionally Omitted;
          (c) Evaluated the effectiveness of the Registrant’s disclosure controls and procedures and presented in this Report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this Report based on such evaluation; and
          (d) Disclosed in this Report any change in the Registrant’s internal control over financial reporting that occurred during the Registrant’s most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting; and
     5. The Registrant’s other certifying officer(s) and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the Registrant’s auditors and the audit committee of the Registrant’s Board of Directors (or persons performing the equivalent functions):
          (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Registrant’s ability to record, process, summarize and report financial information; and
          (b) Any fraud, whether or not material, that involves management or other employees who have a significant role in the Registrant’s internal control over financial reporting.

Date: December 14, 2005	CELERITY SYSTEMS, INC.
	By:	/s/ C. Thomas McMillen
C. Thomas McMillen
President, Chief Executive Officer, and Interim Chief Financial Officer

The introductory paragraph of the Section 302 certification that refers to the certifying officers’ responsibility for establishing and maintaining internal control over financial reporting for the company, as well as paragraph 4(b), have been omitted in accordance with Release No. 33-8238 (June 5, 2003) because the compliance period has been extended for small business issuers until the first fiscal year ending on or after April 15, 2005.

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EXHIBIT 32.1
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
     In connection with the Quarterly Report of Celerity Systems, Inc. (the “Company”) on Form 10-Q for the period ended September 30, 2005 as filed with the United States Securities and Exchange Commission on the date hereof (the “Report”), the undersigned, in the capacities and on the dates indicated below, hereby certifies pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to his knowledge:
     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Company.

Date: December 14, 2005	CELERITY SYSTEMS, INC.
	By:	/s/ C. Thomas McMillen
C. Thomas McMillen
President, Chief Executive Officer, and Interim Chief Financial Officer

A signed original of this written statement required by Section 906, or other document authentications, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to Celerity Systems, Inc. and will be retained by Celerity Systems, Inc. and furnished to the United States Securities and Exchange Commission or its Staff upon request.

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PROXY CARD
CELERITY SYSTEMS, INC.
4100 North Fairfax Drive, Suite 1150
Arlington, Virginia 22203
     The undersigned hereby appoints C. Thomas McMillen, as proxy, to represent the undersigned and to vote all shares of common stock of Celerity Systems, Inc., a Delaware corporation (the “Company”), which the undersigned would be entitled to vote if personally present and voting at the Special Meeting of stockholders to be held on Friday, December 30, 2005 at 10:00 a.m., local time (the “Meeting”), or any adjournment or postponement thereof, upon all matters coming before the Meeting.
1. ELECTION OF DIRECTORS: The election of two directors: C. Thomas McMillen and Carl J. Rickertsen, to hold office until the first annual or special meeting of stockholders following their election or appointment where their successors have been duly elected and qualified.

FOR ALL nominees listed above ☐	WITHHOLD AUTHORITY to vote For All nominees listed above ☐	FOR ALL, EXCEPT ☐ to withhold authority to vote, mark “For All Except" and write the Nominee’s name on the line below

2. AMENDMENT TO ARTICLES OF INCORPORATION TO CHANGE CORPORATE NAME: To approve an amendment to the Company’s Articles of Incorporation to change the name of the Corporation to “Homeland Security Capital Corporation”.

FOR	AGAINST	ABSTAIN
☐	☐	☐
3. AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK: To approve an amendment to the Company’s Articles of Incorporation to increase the number of authorized shares of common stock, par value $0.001 per share, from 5,000,000,000 to 20,000,000,000.

FOR	AGAINST	ABSTAIN
☐	☐	☐
4. ADOPTION OF CELERITY SYSTEMS, INC. 2005 STOCK OPTION PLAN: To approve the adoption of the Celerity Systems, Inc. 2005 Stock Option Plan.

FOR	AGAINST	ABSTAIN
☐	☐	☐
5. WITHDRAWAL OF COMPANY’S ELECTION AS A BUSINESS DEVELOPMENT COMPANY: To approve the withdrawal of the Company’s election as a business development company under Section 54 of the Investment Company Act of 1940, as amended.

FOR	AGAINST	ABSTAIN
☐	☐	☐
In his discretion, the Proxy is authorized to vote upon such other business as may properly come before the meeting. This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is given, the proxy will be voted for Proposals 1 through 5, inclusive.

DATED:		, 2005

Signature

Signature if held jointly
Please date, print and sign your name above. When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.